As filed with the Securities and Exchange Commission on December 2, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2014 – September 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

# SEMI-ANNUAL REPORT

SEPTEMBER 30, 2014
(Unaudited)

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Credit Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2014, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos and Absolute Credit Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Strategies Fund (the “Fund”) for the period ended September 30, 2014.  The Fund (Institutional Shares) was up 2.18% over the six-month period versus 6.42% for the S&P 500, and 0.07% for the HFRX Global Hedge Fund Index, the Fund’s benchmark indices.  Much of the Fund’s gains were attributable to both long and short equity exposure.  The short equity performance was helped by having short exposure to several industrial related companies with sensitivity to mounting global growth concerns.  The Fund also had short exposure to the Russell 2000 Index, which fell during the period.  Overall, Fund performance was aided by increased volatility and increased dispersion among securities as fundamentals sparked some investor attention.

Currently, the Fund’s allocations are mostly in equity related strategies, with smaller allocations to credit, arbitrage and special situations.  This is primarily due to concerns regarding liquidity in the credit markets.  The equity strategies as a group have a balance of long and short exposure.  The long side has been dominated by mostly U.S. large-cap companies within consumer staples, health care, and “legacy” technology with strong brand names and competitive advantages.  The short side of the equity portfolio has been dominated by various index hedges, industrial and consumer cyclicals, and financials in Europe and Asia.  These companies are trading at high valuations and/or are dependent on a high level of global economic growth (which has been absent).  Taken in aggregate, this positioning may be viewed as quality vs. non-quality.  We have recently reduced allocations to distressed credit and convertible arbitrage strategies, while adding exposure to newer sub-advisers in long/short credit and special situations strategies.  We have also added two new sub-advisers to the Fund, Pine Cobble Capital LLC and Harvest Capital Strategies, LLC.  Information regarding our sub-advisers can be found on our website.

The unique qualities of the Fund could not be more apparent than during periods of central bank uneasiness and heightened levels of volatility.  It is periods when reality subtly comes into focus that investors can recognize how addicted the markets have become to policy maker support.  It has never been easier to invest in major indices and seemingly not need to worry about losing money.  Almost no skill has been required.  In fact, applying any investment discipline or risk management techniques in this environment likely resulted in lower returns for many investment managers.  Whether most investors want to admit it or not, they have simply been riding a global central bank liquidity wave for the past few years that is, in our opinion, nearing an important juncture.

Conversely, it has been a difficult market for a fund focused on delivering a low-beta return stream that seeks to avoid large losses.  Volatility has been non-existent and a fundamental bias has been penalized.  Yet the Fund has generated positive returns, including during recent market sell-offs, and recently our total return since inception hit an all-time high of its own despite negative correlation to equity and credit markets, as well as to most hedge funds.  As such, our positioning has proven to be highly distinct. While it may seem uninspiring to those who believe there is a levitating floor under the markets, we believe the Fund will perform quite well when central bank credibility and yield chasing wane, and fundamentals return to focus.  A financial bear market is not required.

With U.S. markets at all-time highs and certain valuations (such as price to sales and market capitalization to GDP) at the highest in history outside of the 1999-2000 period, there is substantial risk that central banks are losing control.  The market environment over the past few quarters appears to be going through some subtle changes and we are beginning to see several divergences that may be hinting at a return to fundamentals.  As the reality of a slowing global economy and a rising U.S. dollar finally sets in, many companies are offering forecasts that have not kept up with investor expectations.  Smaller cap stocks and high yield credit are beginning to struggle, and European banks are starting to reveal some cracks. Stocks are finally being punished as some companies have simply run out of ways to create the illusion of growth via stock buybacks and financial engineering.

By far the biggest risk at the moment is the actions and words of global central bankers and the potential impact on emerging markets.  As markets digest weakening global growth, central banks are beginning to appear quite desperate.  The financial markets are completely dependent on monetary and fiscal support at a time when the global economy appears very fragile, (despite what you hear from the financial media, global growth continues to

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

weaken, specifically in China, Emerging Markets, and Europe).  Currencies are increasingly volatile and many global credit markets appear quite stretched and highly illiquid. Almost all commodity prices have collapsed and have been in price downtrends since 2011.  Europe is dealing with the threat of another recession and deflation and is desperately trying to engage in some sort of quantitative easing.  In the U.S., there continue to be calls from the financial community for incessant monetary support (6 years into the process) any time the equity market coughs.  Even Federal Reserve Bank of St. Louis President James Bullard clearly and openly flip-flopped on the need for QE within a period of 20 days based on the direction of the S&P 500.  Incredible given that we have very low interest rates and equity markets trading near all-time highs and at some of the highest valuations in history.  Corporations are using their balance sheets to meet earnings targets and are supporting their own stock prices by buying back incredible amounts of stock.  Even companies with long histories of credit and liquidity problems are engaging in this scheme simply because earnings targets need to be met and investor appetites for yield appear endless.

There are real concerns that without central bank support, the global economy will go into a deep recession and markets will drop.  Moreover, currency reactions to central bank motivations may cause severe consequences for emerging markets, which have been the real instrument for global growth.  Many are now vulnerable to a real financial crisis.  From a pure price and fundamental standpoint there are enormous risks to asset prices without constant stimulus or at least the threat of additional support.  In a normal environment where markets are priced without policy maker intervention, our Funds would be positioned very well.  A “normal” environment, however, appears detrimental to the markets.  An atmosphere where central banks successfully raise interest rates seems downright impossible. There remain a couple of scenarios that need to be considered.  If global growth continues to weaken and markets fall, central bank credibility or politics may prevent further action and the market environment could become incredibly volatile.  On the other hand, if the monetary and fiscal credibility clock has a few ticks left, it is likely that policy makers will go “all in” with another dose of intervention if markets experience a serious correction.  This move of desperation could create a final wave of asset price inflation (i.e. financial bubble), without the benefits of a structural economic advance.  How this would end is anybody’s guess.

Given our views on the structural issues with the global economy and that debt/GDP is much higher than pre-2008 levels, we view these overall risks as probable.  Under the scenario where central banks immediately lose credibility, our Fund would be positioned quite well.  Under the “all-in” scenario, which seems likely should the markets sell off, the Fund’s positioning would likely adjust to volatility anyway.  Overall, we are less inclined to dilute our exposures, especially since policy maker credibility is truly at risk here.  Therefore we are looking at a variety of short term inflation hedges (or guards against further policy maker intervention) that are both low-priced and potentially positioned for new bouts of money printing and currency wars, or a cyclical pop from large fiscal measures.

We fear that further efforts by policy makers at this point in the cycle may eventually have even larger unintended consequences.  Currency wars, unsustainable and artificial asset prices, or increases in interest rates may threaten the global economy and financial system far beyond anyone’s expectations.  We also believe that these risks are more evident now than ever.  The need to proceed further in an environment of all-time-high equity prices and historic income inequality after 6 years of massive intervention suggests complete desperation.  Why is it so necessary?  And what more can truly be accomplished?  Regardless, asset allocation and diversification efforts need to take into account the historical precedent that money printing and currency wars have never ended well.  And such intervention over the past 15 years (20 years for Japan), have yet to prove otherwise.  Yet most asset allocators and investor portfolios appear almost entirely leveraged to a positive outcome with no risk of being wrong.  How can they possibly be so sure?

We actually believe financial market risk is much broader today than in 2007.  Equity valuations are more excessive, as measures such as price/sales, cyclical P/E ratios, and market capitalization/GDP are well above 2007 levels and nearing 2000 bubble territory.  Also, interest rates are much more compressed, junk spreads are tighter, and liquidity in bond markets is likely far worse.  Adding to the list of excess, corporate stock buybacks are more egregious with net corporate debt levels at all-time highs, margin debt is at all-time highs, profit margins are further from their long-term average, issuance of covenant-lite debt continually hits new records, carry trades are larger, hedge funds are more correlated to equity and credit risk, geopolitical risks are far higher, and groupthink

2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

and confidence in central banks is at all-time highs.  What happens this time if credit spreads widen? What if volatility increases?  What if profit margins revert to the mean?  What if debt-fueled buybacks cease? What if China growth continues to slow? What if levered carry trades unwind?  What if monetary policy tightens?  And, if the current artificial interest rate and money printing environment goes away, what will the true equilibrium reveal?

It is anyone’s guess what may or may not happen, but it seems clear that there are many patterns that are unstable and unsustainable.  All the while, global growth and earnings remain anemic at best.  Given the mystifying level of complacency across markets, we see the potential for investment opportunities in the not too distant future when volatility returns.  Our patience, flexibility, liquidity and discipline toward long-term investment fundamentals should be rewarded.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific.  The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Return as of 09/30/14	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - Institutional Shares	1.63%	2.05%	2.54%
S&P 500 Index	19.73%	15.70%	7.47%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.75%
HFRX Global Hedge Fund Index	3.54%	1.83%	0.99%
MSCI World Index	12.20%	10.86%	6.20%

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

Comparison of Change in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Return as of 09/30/14	One Year	Five Years	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund - R Shares	1.09%	1.62%	2.12%
S&P 500 Index	19.73%	15.70%	7.47%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.75%
HFRX Global Hedge Fund Index	3.54%	1.83%	0.99%
MSCI World Index	12.20%	10.86%	6.20%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.47% and 2.93%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratios would be 1.75% and 2.20% for Institutional Shares and R Shares, respectively. However, the Fund's adviser has agreed to contractually reduce its advisory fee to 1.55% on average net assets exceeding $4.5 billion but less than $5 billion and to 1.50% on the average net assets exeeeding $5 billion through August 1, 2015. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Global Hedge Fund Index ("HFRX"), the S&P 500 Index ("S&P 500"), and the MSCI World Index ("MSCI World"), since inception. On October 1, 2014, the HFRX will replace the S&P 500 as the Fund's primary benchmark. The Adviser believes that the HDRX is the best comparative benchmark for the Fund because it is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitragem distressed securities, hedged equity, equity market neutral, event driven, macro, merrger arbitrage, and relative value arbitrage.The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including thet United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Opportunities Fund vs.  HFRX Global Hedge Fund Index,
S&P 500 Index and MSCI World Index

Average Annual Total Return as of 09/30/14	One Year	Five Years	Commencement of Investment Operations 10/21/08
Absolute Opportunites Fund - Institutional Shares	1.85%	0.85%	4.43%
HFRX Global Hedge Fund Index	3.54%	1.83%	2.10%
S&P 500 Index	19.73%	15.70%	15.50%
MSCI World Index	12.20%	10.86%	12.27%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.29%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio would be 1.90%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses to limit total annual operating expenses to 1.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), for the period January 1, 2014 to August 1, 2017. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2014

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	32.7%
Asset Backed Obligations	7.0%
Corporate Convertible Bonds	14.0%
Corporate Non-Convertible Bonds	4.6%
Exchange Traded Notes	0.0%
Interest Only Bonds	0.2%
Municipal Bonds	0.5%
Municipal Demand Notes	0.0%
Syndicated Loans	1.0%
U.S. Government & Agency Obligations	1.4%
Rights	0.0%
Investment Companies	10.8%
Short-Term Investments	0.0%
Money Market Funds	0.6%
Purchased Options	0.6%
Short Positions
Equity Securities	-26.0%
Investment Companies	-3.7%
Written Options	-0.7%
Other Assets less Liabilities*	57.0%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 30.1% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	16.1%	20.4%
Consumer Staples	21.6%	4.6%
Energy	7.8%	1.5%
Financial	17.9%	27.8%
Healthcare	5.0%	1.8%
Industrial	6.7%	19.5%
Information Technology	12.7%	14.1%
Materials	4.9%	4.8%
Telecommunication Services	7.3%	5.0%
Utilities	0.0%	0.5%
	100.0%	100.0%
AFA

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
Long Positions - 73.4%			300,000	Spectra Energy Corp.	$11,778,000
Equity Securities - 32.7%					51,519,493
Common Stock - 32.1%			Financial - 5.8%
Consumer Discretionary - 5.3%			52,500	American Express Co. (b)(c)	4,595,850
122,520	Bed Bath & Beyond, Inc. (a)(b)(c)(d)	$8,065,492	175,150	American International Group, Inc. (b)(c)	9,461,603
114,855	CarMax, Inc. (a)(b)(c)	5,335,015	32,100	Aon PLC	2,814,207
96,795	Coach, Inc. (b)(c)(d)	3,446,870	50,000	Bancorp, Inc. (a)	429,500
111,235	CVS Health Corp. (b)(c)	8,853,194	394,590	Bank of America Corp. (b)(d)	6,727,760
100,140	DIRECTV (a)(b)(c)(d)	8,664,113	33	Berkshire Hathaway, Inc., Class A (a)(b)	6,827,700
50,000	eBay, Inc. (a)	2,831,500	112,675	Berkshire Hathaway, Inc., Class B (a)(b)(c)	15,564,924
24,672	Express, Inc. (a)(b)	385,130	470	Fairfax Financial Holdings, Ltd.	209,718
60,142	GameStop Corp., Class A (b)	2,477,850	2,221	First Republic Bank	109,673
29,465	General Motors Co. (d)	941,112	289,605	Global Cash Access Holdings, Inc. (a)(b)	1,954,834
75,794	GNC Holdings, Inc., Class A (b)	2,936,259	140,825	JPMorgan Chase & Co. (b)(d)	8,483,298
4,185	Google, Inc., Class A (a)(b)(c)	2,462,496	232,805	Leucadia National Corp. (b)	5,550,071
4,220	Google, Inc., Class C (a)(b)	2,436,459	211,210	Ocwen Financial Corp. (a)	5,529,478
159,335	Kohl's Corp. (b)(c)	9,724,215	478,775	The Bank of New York Mellon Corp. (b)(c)	18,542,956
38,000	McDonald's Corp.	3,602,780	33,500	The Travelers Cos., Inc.	3,146,990
703,290	Office Depot, Inc. (a)(b)	3,614,911	135,675	Wells Fargo & Co. (b)(c)	7,037,462
120,875	Target Corp. (b)(c)(d)	7,576,445	400,000	WR Berkley Corp.	19,120,000
47,445	The Walt Disney Co. (b)(c)	4,224,028			116,106,024
125,100	Viacom, Inc., Class B	9,625,194	Healthcare - 1.6%
157,370	Walgreen Co. (b)(c)(d)	9,327,320	54,205	Abbott Laboratories (b)(c)	2,254,386
129,105	Wal-Mart Stores, Inc. (b)	9,872,659	83,674	Alere, Inc. (a)(b)	3,244,878
		106,403,042	55,000	Becton Dickinson and Co.	6,259,550
Consumer Staples - 7.0%			25,000	CR Bard, Inc.	3,567,750
45,000	Aggreko PLC	1,147,500	40,000	Johnson & Johnson	4,263,600
188,866	Avon Products, Inc.	2,379,712	150,000	Medtronic, Inc.	9,292,500
48,000	Campbell Soup Co.	2,051,040	50,000	Stryker Corp.	4,037,500
257,698	Express Scripts Holding Co. (a)	18,201,210			32,920,164
506,297	Great Lakes Dredge & Dock Corp. (a)(b)	3,128,915	Industrial - 2.2%
125,300	Hengan International Group Co., Ltd.	1,215,410	30,000	CH Robinson Worldwide, Inc.	1,989,600
180,000	Nestle SA, ADR	13,253,400	341,320	Expeditors International of Washington, Inc. (b)(c)(d)	13,850,765
206,000	PepsiCo, Inc.	19,176,540	27,905	ITT Corp. (b)	1,254,051
125,000	Philip Morris International, Inc.	10,425,000	56,761	KBR, Inc. (b)	1,068,810
100,000	Sanofi, ADR	5,643,000	207,444	Quality Distribution, Inc. (a)(b)	2,651,134
610,000	Sysco Corp.	23,149,500	31,536	Rock-Tenn Co., Class A	1,500,483
109,095	The ADT Corp. (b)	3,868,509	65,070	The Boeing Co. (b)(d)	8,288,617
392,785	The Coca-Cola Co. (c)	16,756,208	33,658	Triumph Group, Inc. (b)	2,189,453
200,000	The Procter & Gamble Co.	16,748,000	199,000	Tutor Perini Corp. (a)(b)	5,253,600
492,654	TherapeuticsMD, Inc. (a)	2,285,914	26,970	United Parcel Service, Inc., Class B (b)(c)	2,650,881
221,025	TravelCenters of America, LLC (a)(b)	2,183,727	27,600	Valmont Industries, Inc.	3,724,068
2,225	Whole Foods Market, Inc. (c)(d)	84,795			44,421,462
		141,698,380	Information Technology - 3.7%
Energy - 2.5%			85,835	Accenture PLC, Class A (b)(c)(d)	6,980,102
115,000	Apache Corp.	10,795,050	146,426	Apple, Inc. (b)(c)	14,752,419
25,000	ConocoPhillips	1,913,000
300,000	Enbridge, Inc.	14,364,000
110,250	Ensco PLC, Class A	4,554,427
30,000	Exxon Mobil Corp.	2,821,500
69,560	National Oilwell Varco, Inc.	5,293,516

See Notes to Financial Statements.	8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security				Security
Shares	Description		Value	Shares	Description	Rate		Value
90,000	Check Point Software Technologies, Ltd. (a)		$6,231,600	1,375	Wells Fargo & Co., Series L	7.50%		$1,653,451
283,820	Corning, Inc. (b)(c)		5,489,079					2,384,336
102,400	Electronic Arts, Inc. (a)		3,646,464	Information Technology - 0.5%
211,838	FormFactor, Inc. (a)(b)		1,518,878	11,240	Samsung Electronics Co., Ltd.	4.31		9,565,051
20,300	Intuit, Inc.		1,779,295
449,500	Microsoft Corp. (d)		20,838,820	Total Preferred Stock
192,800	Oracle Corp.		7,380,384	(Cost $14,128,073)				12,656,262
19,000	QUALCOMM, Inc.		1,420,630	Total Equity Securities
48,230	Skyworks Solutions, Inc. (b)		2,799,752	(Cost $491,941,176)				660,564,008
21,803	Verint Systems, Inc. (a)(b)		1,212,465
			74,049,888		Security
Materials - 1.6%				Principal	Description	Rate	Maturity	Value
111,605	Constellium NV, Class A (a)(b)		2,746,599	Fixed Income Securities - 28.7%
170,000	Franco-Nevada Corp.		8,309,600	Asset Backed Obligations - 7.0%
15,473	NovaCopper, Inc. (a)		14,390	$469,411	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 A2A (e)	0.24	01/25/37	289,839
22,174	Novagold Resources, Inc. (a)		67,187	1,136,631	Adjustable Rate Mortgage Trust, Series 2005-11 2A41 (e)	2.63	02/25/36	1,108,249
50,000	Praxair, Inc.		6,450,000	94,646	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	2.99	03/25/36	74,698
200,000	Rayonier Advanced Materials, Inc.		6,582,000	117,359	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (b)(e)	0.47	07/25/35	114,407
130,000	Royal Gold, Inc.		8,442,200	1,199,872	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (e)	3.02	03/25/36	931,456
			32,611,976	63,139	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.85	03/25/36	47,902
Telecommunication Services - 2.4%				400,000	ALM Loan Funding, Series 2012-7A A1 (e)(f)	1.65	10/19/24	399,548
147,528	Attunity, Ltd. (a)		1,102,034	498,061	Alta Wind Holdings, LLC (f)	7.00	06/30/35	570,154
104,884	Blucora, Inc. (a)(b)		1,598,432	1,887,936	American Airlines Pass Through Trust, Series 2013-2 A (b)	4.95	01/15/23	2,027,266
174,651	BroadSoft, Inc. (a)(b)		3,674,657	134,872	American Home Mortgage Assets Trust, Series 2007-4 A2 (e)	0.34	08/25/37	131,624
320,000	Cisco Systems, Inc.		8,054,400	70,000	American Money Management Corp. CLO, Series 2014-14A A1L (b)(e)(f)	1.80	07/27/26	69,989
171,621	CommScope Holding Co., Inc. (a)(b)		4,103,458
611,862	Extreme Networks, Inc. (a)(b)		2,930,819
46,601	FTD Cos., Inc. (a)(b)		1,589,560
121,188	News Corp., Class A (a)(b)		1,981,424
182	ParkerVision, Inc. (a)		208
107,300	Sinclair Broadcast Group, Inc., Class A (c)		2,799,457
338,603	Spark Networks, Inc. (a)		1,571,118
360,000	Twenty-First Century Fox, Inc., Class B		11,991,600
412,854	ValueVision Media, Inc., Class A (a)(b)		2,117,941
34,368	Verizon Communications, Inc. (b)		1,718,056
142,429	Web.com Group, Inc. (a)(b)		2,842,883
			48,076,047
Utilities - 0.0%
3,509	Dynegy, Inc. (a)(b)		101,270

Total Common Stock
(Cost $477,813,103)			647,907,746

	Security
Shares	Description	Rate	Value
Preferred Stock - 0.6%
Consumer Staples - 0.0%
6,500	Bunge, Ltd.	4.88%	706,875

Financial - 0.1%
15,413	Lexington Realty Trust REIT, Series C	6.50	730,885

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$989,779	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(f)	1.40%	05/25/37	$9,307	$1,371,059	Bayview Commercial Asset Trust, Series 2004-3 A1 (e)(f)	0.52%	01/25/35	$1,275,102
1,285,000	Astoria Depositor Corp. (f)	8.14	05/01/21	1,349,250	1,225,000	Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1 M1 (b)(e)(f)	0.60	04/25/36	1,121,905
700,520	AWAS Aviation Capital, Ltd. (f)	7.00	10/17/16	715,371	42,567	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D AF3 (b)(e)	5.50	12/28/35	43,683
487,908	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (b)	6.25	04/20/16	489,801	1,925,827	BCAP, LLC, Series 2013-RR2 6A1 (e)(f)	2.67	06/26/37	1,926,125
550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (b)	7.00	03/20/17	552,722	80,110	Beacon Container Finance, LLC, Series 2012-1A A (b)(f)	3.72	09/20/27	81,394
1,200,000	Babson CLO, Ltd., Series 2013-IA A (e)(f)	1.33	04/20/25	1,183,676	187,223	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	2.57	08/25/47	151,793
1,240,000	Babson CLO, Ltd., Series 2014-IA A1 (b)(e)(f)	1.72	07/20/25	1,241,122	192,283	Bear Stearns ALT-A Trust, Series 2005-4 1A1 (e)	0.59	04/25/35	181,143
60,000	Babson CLO, Ltd., Series 2014-IIA A (b)(e)(f)	1.66	10/17/26	60,022	182,095	Bear Stearns ALT-A Trust, Series 2005-8 11A1 (e)	0.69	10/25/35	163,925
905,927	Banc of America Alternative Loan Trust, Series 2005-2 4A1	5.50	03/25/20	946,244	378,770	Bear Stearns ALT-A Trust, Series 2006-1 22A1 (e)	2.44	02/25/36	308,161
196,557	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	184,273	175,321	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (e)	2.67	03/25/36	130,340
49,464	Banc of America Funding Corp., Series 2006-E 2A1 (e)	2.68	06/20/36	41,581	1,218,818	Bear Stearns ALT-A Trust, Series 2006-4 11A1 (e)	0.47	08/25/36	856,472
219,093	Banc of America Funding Corp., Series 2006-F 1A1 (e)	2.62	07/20/36	218,032	49,808	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (b)(e)	0.53	08/25/35	49,563
23,234	Banc of America Funding Corp., Series 2006-G 2A3 (b)(e)	0.32	07/20/36	23,248	25,653	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20 AAB (b)(e)	5.27	10/12/42	25,647
171,616	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.34	10/20/36	124,863
109,837	Banc of America Funding Corp., Series 2007-E 4A1 (e)	2.61	07/20/47	87,741

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$1,200,000	BlueMountain CLO, Ltd., Series 2013-1A A1 (e)(f)	1.43%	05/15/25	$1,190,018	$122,345	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00%	12/25/36	$107,237
29,851	BNC Mortgage Loan Trust, Series 2007-1 A2 (b)(e)	0.21	03/25/37	29,651	47,597	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	41,494
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (e)	0.28	07/25/37	1,380,616	751,403	Conseco Finance Home Equity Loan Trust, Series 2002-C BF1 (e)	8.00	06/15/32	817,111
25,279	BNC Mortgage Loan Trust, Series 2007-4 A3A (e)	0.40	11/25/37	25,227	701,905	Conseco Finance Securitizations Corp., Series 2001-4 A4 (b)	7.36	08/01/32	781,974
77,032	Centex Home Equity Loan Trust, Series 2005-C AF6 (g)	4.64	06/25/35	76,476	107,843	Conseco Financial Corp., Series 1997-1 A6 (b)	7.29	03/15/28	108,765
781,073	Chase Mortgage Finance Trust, Series 2007-A1 8A1 (e)	2.57	02/25/37	794,863	456,497	Continental Airlines Pass Through Trust, Series 2007-1 B (b)	6.90	04/19/22	491,283
288,312	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	246,950	634,406	Continental Airlines Pass Through Trust, Series 2009-1 (b)	9.00	07/08/16	697,847
100,000	CIFC Funding, Ltd., Series 2012-2A A1L (b)(e)(f)	1.63	12/05/24	99,786	57,509	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	62,806
1,428,161	CIT Education Loan Trust, Series 2007-1 A (e)(f)	0.32	03/25/42	1,366,378	59,342	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	57,176
1,200,000	Citicorp Residential Mortgage Trust, Series 2006-2 A5 (g)	6.04	09/25/36	1,220,815	207,081	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	196,180
1,200,000	Citicorp Residential Mortgage Trust, Series 2007-1 A5 (g)	6.05	03/25/37	1,176,500	601,981	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	546,742
304,037	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (g)	5.51	03/25/36	228,355	470,552	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.42	08/25/35	310,659
459,143	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (e)	2.69	07/25/37	431,269	249,033	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.47	12/25/36	164,665
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (e)	1.45	07/25/37	266,409

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$24,907	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25%	05/25/21	$23,134	$74,530	Credit Suisse Mortgage Capital Mortgage-Backed Trust, Series 2006-8 3A1	6.00%	10/25/21	$72,973
262,406	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	246,447	2,533,987	Credit-Based Asset Servicing and Securitization, LLC Mortgage Loan Trust, Series 2007-CB2 A2E (b)(g)	4.64	02/25/37	1,887,372
206,522	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	174,428	1,338,451	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (e)	0.40	10/25/36	943,943
100,328	Countrywide Asset-Backed Certificates, Series 2004-7 MV3 (b)(e)	1.20	12/25/34	100,002	1,234,965	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (e)	0.27	10/25/36	1,172,746
1,360,434	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (e)	1.05	10/25/47	1,198,363	1,292,654	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (e)	0.40	04/25/37	913,775
1,190,173	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (e)	2.48	04/20/35	1,071,225	400,000	Cronos Containers Program, Ltd., Series 2012-2A A (f)	3.81	09/18/27	400,407
207,474	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (e)	5.19	06/25/47	196,073	863,156	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (e)	5.90	05/25/37	517,914
79,577	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	2.64	09/25/47	70,833	1,359,519	CSMC Trust, Series 2013-3R 5A1 (e)(f)	2.51	10/27/36	1,362,099
16,521	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (e)	2.56	10/25/33	16,256	75,000	DBRR Trust, Series 2011-LC2 A4A (b)(e)(f)	4.54	07/12/44	82,102
55,314	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11 8A9	5.25	12/25/35	55,441	155,441	Delta Air Lines Pass Through Trust, Series 2002-1 G-1 (b)	6.72	01/02/23	181,291
71,512	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (b)	4.50	07/25/20	72,716	225,034	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	183,967

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$600,000	Dryden XXII Senior Loan Fund, Series 2013-30A C (e)(f)	3.08%	11/15/25	$589,613	$761,053	GE Business Loan Trust, Series 2003-2A A (e)(f)	0.52%	11/15/31	$730,991
1,000,000	Dryden XXVI Senior Loan Fund, Series 2013-26A C (e)(f)	2.73	07/15/25	954,824	465,958	GE Business Loan Trust, Series 2004-1 A (b)(e)(f)	0.44	05/15/32	458,224
1,000,000	Eaton Vance CLO, Ltd., Series 2014-1A A (e)(f)	1.68	07/15/26	999,895	741,747	GE Business Loan Trust, Series 2005-1A A3 (b)(e)(f)	0.40	06/15/33	720,384
2,015,000	Education Loan Asset-Backed Trust I, Series 2013-1 A2 (e)(f)	0.95	04/26/32	2,017,268	115,699	GE Business Loan Trust, Series 2005-2A A (b)(e)(f)	0.39	11/15/33	112,359
57,964	Equity One Mortgage Pass-Through Trust, Series 2002-4 M1 (e)	5.22	02/25/33	55,745	899,750	Global SC Finance II SRL, Series 2014-1A A2 (f)	3.09	07/17/29	890,327
2,737,590	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (e)	0.26	12/25/37	1,804,531	83,040	Goal Capital Funding Trust, Series 2006-1 A3 (b)(e)	0.35	11/25/26	82,348
1,190,529	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3 2A1 (e)	2.25	05/25/35	979,271	1,300,000	GoldenTree Loan Opportunities VII, Ltd., Series 2013-7A A (e)(f)	1.38	04/25/25	1,285,006
379,381	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A1	6.25	02/25/37	317,255	617,125	Green Tree, Series 2008-MH1 A2 (b)(e)(f)	8.97	04/25/38	659,505
447,047	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A8 (e)	0.52	02/25/37	277,410	599,250	Green Tree, Series 2008-MH1 A3 (b)(e)(f)	8.97	04/25/38	640,402
90,000	Flatiron CLO, Ltd., Series 2014-1A A1 (b)(e)(f)	1.62	07/17/26	89,644	323,525	GSR Mortgage Loan Trust, Series 2004-14 3A2 (e)	2.81	12/25/34	313,776
215,279	FNMA, Series 2012-M15, Class A (b)(e)	2.74	10/25/22	215,358	1,379,380	GSR Mortgage Loan Trust, Series 2004-9 5A7 (e)	2.43	08/25/34	1,369,065
25,775	FPL Energy National Wind Portfolio, LLC (f)	6.13	03/25/19	25,554	190,702	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.67	10/25/35	171,716
675,547	GCO Education Loan Funding Master Trust-II, Series 2006-2AR A1RN (b)(e)(f)	0.80	08/27/46	658,886	15,108	HarborView Mortgage Loan Trust, Series 2004-8 2A4A (b)(e)	0.95	11/19/34	12,813
					68,000	Hewett's Island CLO V, Ltd., Series 2006-5A D (e)(f)	1.68	12/05/18	68,373
					1,201,208	Higher Education Funding I, Series 2014-1 A (b)(e)(f)	1.29	05/25/34	1,192,929

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$223,748	HomeBanc Mortgage Trust, Series 2004-1 2A (e)	1.01%	08/25/29	$214,773	$739,815	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (e)	2.90%	05/25/36	$561,351
837,366	HSBC Home Equity Loan Trust, Series 2006-3 A4 (e)	0.39	03/20/36	832,391	1,436,177	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (e)	2.57	05/25/36	1,143,831
132,851	HSBC Home Equity Loan Trust, Series 2007-3 APT (b)(e)	1.35	11/20/36	133,096	382,550	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	2.83	05/25/36	265,223
196,017	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	2.73	09/25/37	156,235	447,661	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (e)	4.61	12/25/35	349,135
944,934	Indiantown Cogeneration LP, Series A-10 (b)	9.77	12/15/20	1,081,481	367,145	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (e)	0.34	04/25/37	271,803
195,969	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (e)	2.77	11/25/37	188,541	604,530	Indymac Manufactured Housing Contract Pass Through Certificates, Series 1998-2 A4 (b)(e)	6.64	08/25/29	603,272
1,069,964	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (e)	0.93	12/25/34	894,847	500,000	ING Investment Management CLO, Ltd., Series 2013-3A B (e)(f)	2.93	01/18/26	482,016
534,232	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (e)	1.01	09/25/34	487,869	604,824	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (e)	0.61	08/15/16	594,723
298,405	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.48	05/25/35	220,199	2,000,000	JetBlue Airways Pass Through Trust, Series 2004-2 G-2 (e)	0.68	11/15/16	1,968,000
1,349,009	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (e)	2.67	08/25/36	965,725	2,582,424	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (e)	2.56	05/25/36	2,138,983
76,760	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	2.65	09/25/36	57,717	105,872	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19 A3 (b)(e)	5.89	02/12/49	106,760
143,794	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.32	11/25/36	112,810	2,871,115	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3 A4 (e)	0.31	08/25/36	1,591,149
201,010	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	2.94	01/25/37	176,935

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$200,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3 A4 (b)(e)	0.36%	03/25/37	$177,093	$280,799	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(f)	2.57%	11/25/35	$207,834
1,110,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4 A5 (e)	0.39	05/25/37	939,545	13,127	MASTR Seasoned Securitization Trust, Series 2004-1 4A1 (b)(e)	2.53	10/25/32	13,242
2,590,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AF2 (g)	4.57	03/25/47	1,949,643	1,023,056	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (e)	0.40	04/25/37	613,873
2,938,000	JP Morgan Mortgage Acquisition Trust, Series 2007-HE1 AV4 (e)	0.43	03/25/47	1,675,204	59,022	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (e)	0.49	04/25/37	35,924
136,799	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (e)	5.79	08/25/35	135,026	1,276,628	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (e)	0.28	06/25/37	866,838
1,484,579	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (e)	2.67	05/25/36	1,247,290	2,123,665	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (e)	0.33	06/25/37	1,452,051
1,951,928	JP Morgan Mortgage Trust, Series 2006-S2 2A2	5.88	06/25/21	1,960,798	2,737,700	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (e)	0.40	07/25/37	1,774,156
850,501	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (b)(e)	2.61	07/25/35	868,849	753,961	Mid-State Capital Corp. Trust, Series 2006-1A (f)	5.79	10/15/40	799,386
44,251	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	4.77	04/25/37	40,349	185,810	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC7 M2 (b)(e)	1.08	07/25/34	183,478
790,841	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (b)(e)	6.47	04/15/40	871,990	1,788,025	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1 A2C (e)	0.30	11/25/36	1,191,824
179,767	Lehman XS Trust, Series 2005-6 1A1 (e)	0.41	11/25/35	130,491	46,138	Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP3 C (b)	6.79	07/15/33	48,041
1,415,145	Lehman XS Trust, Series 2006-13 1A2 (e)	0.32	09/25/36	1,192,541	198,009	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	164,217
769,028	Lehman XS Trust, Series 2006-14N 3A2 (e)	0.27	08/25/36	601,788	2,210,779	Morgan Stanley Reremic Trust, Series 2013-R3 12A (e)(f)	2.82	01/26/47	2,217,843
1,270,000	Limerock CLO II, Ltd., Series 2014-2A A (e)(f)	1.73	04/18/26	1,270,630

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$170,000	Navient Student Loan Trust, Series 2014-1 A3 (b)(e)	0.66%	06/25/31	$170,294	$618,891	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (b)(e)	1.12%	01/25/46	$470,914
918,274	Nelnet Student Loan Trust, Series 2012-5A A (e)(f)	0.75	10/27/36	916,072	408,523	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	346,880
1,235,000	Nelnet Student Loan Trust, Series 2014-4A A2 (b)(e)(f)	1.10	11/25/43	1,240,136	212,065	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	168,029
1,270,000	Neuberger Berman CLO XVI, Ltd. (e)(f)	1.70	04/15/26	1,268,682	332,777	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	285,728
1,270,000	Nomad CLO, Ltd., Series 2013-1A A1 (e)(f)	1.43	01/15/25	1,259,248	164,848	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	131,753
335,929	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (g)	6.00	03/25/47	257,617	670,147	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	548,318
1,470,873	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1 M3 (e)	0.63	09/25/35	1,430,759	392,102	Residential Asset Mortgage Products Trust, Series 2004-SL3 A4	8.50	12/25/31	366,839
854,867	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	913,338	94	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (b)(e)	4.03	01/25/33	94
30,660	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5 2A1B (e)	5.64	12/25/35	30,791	398,275	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	302,567
555,685	Origen Manufactured Housing Contract Trust, Series 2004-A M2 (b)(e)	6.64	01/15/35	609,978	1,151,760	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.55	05/25/37	316,722
220,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (e)	0.46	06/25/47	152,297	100,000	Ruby Pipeline, LLC (b)(f)	6.00	04/01/22	111,061
985,857	Prudential Holdings, LLC (f)	8.70	12/18/23	1,247,945	1,234,894	Saxon Asset Securities Trust, Series 2005-4 A1B (e)	0.53	11/25/37	1,155,967
476,610	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (e)	0.55	10/25/45	372,798	1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (e)	0.30	01/25/47	1,084,858
					2,167,076	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (e)	0.50	05/25/37	1,610,690

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$212,525	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (e)	0.30%	12/25/36	$123,042	$735,000	SLM Student Loan Trust, Series 2008-8 B (b)(e)	2.48%	10/25/29	$777,889
2,168,821	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (e)	0.29	01/25/37	1,583,176	161,310	SLM Student Loan Trust, Series 2012-3 A (b)(e)	0.80	12/26/25	162,696
1,122,173	SLC Student Loan Trust, Series 2004-1 B (e)	0.52	08/15/31	1,015,041	883,455	Soundview Home Loan Trust, Series 2006-EQ2 A4 (e)	0.39	01/25/37	615,177
915,422	SLC Student Loan Trust, Series 2005-2 B (e)	0.51	03/15/40	826,758	765,997	Spirit Master Funding, LLC, Series 2014-1A A1 (b)(f)	5.05	07/20/40	817,464
1,100,000	SLC Student Loan Trust, Series 2006-2 A5 (e)	0.33	09/15/26	1,082,308	41,666	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (e)	5.03	02/25/36	41,442
170,000	SLM Student Loan Trust, Series 2004-5A A5 (b)(e)(f)	0.76	10/25/23	170,896	775,277	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (e)	5.03	02/25/36	650,991
35,231	SLM Student Loan Trust, Series 2004-8 B (b)(e)	0.69	01/25/40	32,227	62,176	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	2.71	04/25/47	50,035
161,356	SLM Student Loan Trust, Series 2004-8A A5 (b)(e)(f)	0.73	04/25/24	161,835	171,550	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS 2A1A (b)(e)	1.90	03/25/35	171,925
675,000	SLM Student Loan Trust, Series 2006-2 A6 (e)	0.40	01/25/41	623,247	818,811	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A 3A5 (e)	2.43	09/25/33	824,820
675,000	SLM Student Loan Trust, Series 2006-8 A6 (e)	0.39	01/25/41	615,673	1,615,783	Structured Receivables Finance, LLC, Series 2010-A B (f)(h)	7.61	01/16/46	1,926,277
697,997	SLM Student Loan Trust, Series 2007-6 B (b)(e)	1.08	04/27/43	638,931	900,000	Structured Receivables Finance, LLC, Series 2010-B B (f)(h)	7.97	08/15/36	1,117,914
735,000	SLM Student Loan Trust, Series 2008-2 B (b)(e)	1.43	01/25/29	668,077	625,000	Symphony CLO IX, LP, Series 2012-9A C (e)(f)	3.48	04/16/22	625,036
735,000	SLM Student Loan Trust, Series 2008-3 B (b)(e)	1.43	04/25/29	680,331	142,500	TAL Advantage, LLC, Series 2006-1A (b)(e)(f)	0.35	04/20/21	141,270
735,000	SLM Student Loan Trust, Series 2008-4 B (b)(e)	2.08	04/25/29	734,737
735,000	SLM Student Loan Trust, Series 2008-7 B (b)(e)	2.08	07/25/29	740,626

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$70,313	Triton Container Finance, LLC, Series 2007-1A (b)(e)(f)	0.29%	02/26/19	$70,171	$1,854,098	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (e)	1.04%	09/25/46	$1,231,121
354,159	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	394,002	2,160,175	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA2 2A (e)	0.82	01/25/47	1,595,382
172,064	US Airways Pass Through Trust, Series 2012-2A	4.63	06/03/25	180,667	1,853,230	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3 2A (e)	0.87	02/25/47	1,310,048
90,000	Voya CLO, Ltd., Series 2014-2A A1 (b)(e)(f)	1.68	07/17/26	90,112	14,945	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (b)(e)	0.49	10/25/35	14,975
10,193	WaMu Mortgage Pass-Through Certificates, Series 2002-AR18 A (b)(e)	2.50	01/25/33	10,374	201,982	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3 A2 (e)	0.30	01/25/37	186,726
535,906	WaMu Mortgage Pass-Through Certificates, Series 2005-AR7 A2 (e)	2.36	08/25/35	536,910	58,653	WF-RBS Commercial Mortgage Trust, Series 2011-C2 A1 (b)(f)	2.50	02/15/44	59,121
259,181	WaMu Mortgage Pass-Through Certificates, Series 2006-AR12 2A3 (e)	1.79	10/25/36	219,820	115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (b)	3.67	11/15/44	120,428
155,714	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (e)	2.05	12/25/36	137,764
288,059	WaMu Mortgage Pass-Through Certificates, Series 2007-HY3 4A1 (e)	2.36	03/25/37	275,858	Total Asset Backed Obligations
455,568	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3 2A3 (e)	0.70	05/25/35	321,820	(Cost $121,255,250)				140,777,509
344,181	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 CB13 (e)	0.65	06/25/35	268,605
457,308	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (g)	4.78	09/25/36	272,711	Corporate Convertible Bonds - 14.0%
					Consumer Discretionary - 1.2%
					1,000,000	Exide Technologies (b)(e)(h)(i)	0.00	09/18/13	200,000
					4,850,000	Home Inns & Hotels Management, Inc. (b)	2.00	12/15/15	4,737,844
					5,000,000	JAKKS Pacific, Inc. (b)(f)	4.25	08/01/18	5,056,250
					2,000,000	JAKKS Pacific, Inc. (b)(f)	4.88	06/01/20	1,777,500
					4,000,000	M/I Homes, Inc. (b)	3.25	09/15/17	4,545,000
					1,157,000	Navistar International Corp.	3.00	10/15/14	1,155,560

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$3,000,000	Navistar International Corp. (b)(f)	4.75%	04/15/19	$3,016,875	Financial - 1.6%
3,500,000	Wabash National Corp. (b)	3.38	05/01/18	4,617,812	$6,350,000	CBIZ, Inc. (f)	4.88%	10/01/15	$7,564,437
				25,106,841	5,900,000	Encore Capital Group Inc (b)	3.00	07/01/20	6,740,750
Consumer Staples - 1.9%					5,500,000	Forestar Group, Inc. (b)	3.75	03/01/20	5,733,750
1,500,000	Acorda Therapeutics, Inc. (b)	1.75	06/15/21	1,563,750	3,500,000	FXCM, Inc. (b)	2.25	06/15/18	3,655,313
4,000,000	Albany Molecular Research, Inc. (f)	2.25	11/15/18	6,147,500	6,000,000	Gain Capital Holdings, Inc. (b)(f)	4.13	12/01/18	5,550,000
1,000,000	ARIAD Pharmaceuticals, Inc. (f)	3.63	06/15/19	921,250	3,000,000	Meadowbrook Insurance Group, Inc. (b)	5.00	03/15/20	2,866,875
3,100,000	Array BioPharma, Inc.	3.00	06/01/20	2,759,000					32,111,125
2,000,000	Ascent Capital Group, Inc.	4.00	07/15/20	1,810,000	Healthcare - 1.1%
2,000,000	Ctrip.com International, Ltd. (f)	1.25	10/15/18	2,086,250	6,000,000	Accuray, Inc.	3.75	08/01/16	6,296,250
2,700,000	Depomed, Inc. (b)	2.50	09/01/21	2,856,938	5,950,000	AMAG Pharmaceuticals, Inc.	2.50	02/15/19	8,002,750
5,000,000	Emergent Biosolutions, Inc. (b)(f)	2.88	01/15/21	5,037,500	1,000,000	VIVUS, Inc. (b)(f)	4.50	05/01/20	733,750
4,000,000	Endologix, Inc. (b)	2.25	12/15/18	3,605,000	2,922,000	Volcano Corp. (b)	2.88	09/01/15	2,914,695
5,500,000	Healthways, Inc. (b)	1.50	07/01/18	5,737,187	4,550,000	Volcano Corp. (b)	1.75	12/01/17	3,961,344
3,000,000	Ligand Pharmaceuticals, Inc. (b)(f)	0.75	08/15/19	2,816,250					21,908,789
1,600,000	Protalix BioTherapeutics, Inc.	4.50	09/15/18	1,386,000	Industrial - 1.2%
740,000	TESARO, Inc. (b)	3.00	10/01/21	776,075	2,755,000	AAR Corp., Series B	2.25	03/01/16	2,804,934
				37,502,700	4,500,000	Altra Industrial Motion Corp.	2.75	03/01/31	5,506,875
Energy - 0.8%					1,800,000	Bristow Group, Inc.	3.00	06/15/38	1,946,250
920,000	Chesapeake Energy Corp.	2.50	05/15/37	932,075	5,000,000	Griffon Corp. (b)(f)	4.00	01/15/17	5,565,625
3,200,000	Clean Energy Fuels Corp. (b)(f)	5.25	10/01/18	2,776,000	3,500,000	Kaman Corp. (b)(f)	3.25	11/15/17	4,471,250
2,000,000	Energy XXI Bermuda, Ltd. (b)(f)	3.00	12/15/18	1,642,500	2,250,000	TTM Technologies, Inc. (b)	1.75	12/15/20	2,196,563
2,000,000	JinkoSolar Holding Co., Ltd. (b)(f)	4.00	02/01/19	1,915,000	1,000,000	Vishay Intertechnology, Inc. (b)(f)	2.25	06/01/42	1,288,750
695,000	Pengrowth Energy Corp.	6.25	03/31/17	645,386					23,780,247
6,000,000	Renewable Energy Group, Inc. (b)	2.75	06/15/19	6,180,000	Information Technology - 2.9%
2,000,000	SolarCity Corp. (b)(f)	1.63	11/01/19	1,936,250	5,450,000	Ciena Corp. (f)	4.00	03/15/15	5,671,406
				16,027,211	5,500,000	Cornerstone OnDemand, Inc.	1.50	07/01/18	5,469,062
					4,600,000	GT Advanced Technologies, Inc. (b)	3.00	12/15/20	5,229,625
					1,250,000	j2 Global, Inc. (b)	3.25	06/15/29	1,252,344
					6,000,000	Mentor Graphics Corp. (b)	4.00	04/01/31	6,971,250
					3,200,000	Photronics, Inc. (b)	5.50	10/01/14	5,320,000
					4,958,000	Photronics, Inc. (b)	3.25	04/01/16	5,249,282

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$5,600,000	Quantum Corp. (b)	4.50%	11/15/17	$5,691,000	Utilities - 0.2%
5,000,000	Radisys Corp. (b)(h)	4.50	02/15/15	4,750,000	$4,750,000	EnerNOC, Inc. (b)(f)	2.25%	08/15/19	$4,465,000
5,000,000	Rudolph Technologies, Inc. (b)(f)	3.75	07/15/16	5,218,750
1,700,000	Synchronoss Technologies, Inc. (b)	0.75	08/15/19	1,879,563	Total Corporate Convertible Bonds
2,000,000	Take-Two Interactive Software, Inc. (b)	1.75	12/01/16	2,667,500	(Cost $271,427,104)				283,054,627
1,200,000	Take-Two Interactive Software, Inc. (b)	1.00	07/01/18	1,486,500
2,500,000	TeleCommunic-ation Systems, Inc. (f)	4.50	11/01/14	2,503,125	Corporate Non-Convertible Bonds - 4.6%
				59,359,407	Consumer Discretionary - 0.5%
Materials - 0.8%					750,000	Caesars Entertainment Resort Properties, LLC (f)	8.00	10/01/20	742,500
5,500,000	Horsehead Holding Corp. (b)	3.80	07/01/17	7,074,375	1,270,000	HD Supply, Inc.	8.13	04/15/19	1,377,950
3,268,000	Primero Mining Corp.	6.50	03/31/16	3,349,700	750,000	HD Supply, Inc.	11.00	04/15/20	853,125
7,238,000	Silver Standard Resources, Inc. (b)(f)	2.88	02/01/33	5,767,781	1,416,000	Jarden Corp.	7.50	05/01/17	1,554,060
				16,191,856	1,000,000	K Hovnanian Enterprises, Inc.	6.25	01/15/16	1,033,750
Telecommunication Services - 2.3%					2,250,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,413,125
6,500,000	Alaska Communications Systems Group, Inc.	6.25	05/01/18	5,265,000	1,000,000	MGM Resorts International	6.63	07/15/15	1,030,000
5,000,000	Blucora, Inc. (f)	4.25	04/01/19	5,037,500					9,004,510
3,500,000	Dealertrack Technologies, Inc. (b)	1.50	03/15/17	4,550,000	Consumer Staples - 0.3%
4,000,000	Infinera Corp. (b)	1.75	06/01/18	4,480,000	3,500,000	Cenveo Corp. (f)	6.00	08/01/19	3,298,750
4,558,000	InterDigital, Inc. (b)	2.50	03/15/16	4,683,345	1,750,000	Monitronics International, Inc. (b)	9.13	04/01/20	1,811,250
2,000,000	ModusLink Global Solutions, Inc. (b)(f)	5.25	03/01/19	1,820,000	60,000	NYU Hospitals Center (b)	5.75	07/01/43	70,069
5,000,000	Move, Inc. (b)(f)	2.75	09/01/18	6,396,875					5,180,069
1,750,000	Vipshop Holdings, Ltd. (b)	1.50	03/15/19	2,079,219	Energy - 0.4%
6,200,000	Web.com Group, Inc. (b)	1.00	08/15/18	5,696,250	750,000	Arch Coal, Inc. (f)	8.00	01/15/19	646,875
5,000,000	WebMD Health Corp. (b)	2.25	03/31/16	5,062,500	1,496,000	Energy Transfer Partners LP (b)(e)	3.26	11/01/66	1,415,590
1,510,000	WebMD Health Corp.	2.50	01/31/18	1,530,762	3,350,000	Gastar Exploration, Inc.	8.63	05/15/18	3,467,250
				46,601,451	455,000	Newfield Exploration Co.	5.63	07/01/24	489,125
					55,000	Petrobras Global Finance BV (b)(e)	1.85	05/20/16	55,082
					122,000	The Williams Cos., Inc.	7.88	09/01/21	147,161
					1,500,000	Walter Energy, Inc. (f)	9.50	10/15/19	1,372,500
									7,593,583
					Financial - 1.8%
					2,000,000	Ally Financial, Inc.	4.63	06/26/15	2,032,800
					185,000	Bank of America Corp.	5.63	10/14/16	200,816
					80,000	Bank of America Corp., MTN (e)	8.68	05/02/17	85,600

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$80,000	Bank of America Corp., MTN (e)	8.95%	05/18/17	$86,104	$1,409,000	Healthcare Realty Trust, Inc. REIT	6.50%	01/17/17	$1,559,032
80,000	Bank of America Corp., MTN (e)	9.57	06/06/17	87,400	540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	602,075
20,000	Bank of America Corp., MTN, Series L	5.65	05/01/18	22,264	175,000	International Lease Finance Corp. (f)	6.75	09/01/16	189,438
1,500,000	Bank of America NA BKNT (b)	6.10	06/15/17	1,671,349	2,500,000	iStar Financial, Inc. (b)	6.05	04/15/15	2,556,250
750,000	Bank of America NA BKNT (e)	0.53	06/15/17	745,352	950,000	JP Morgan Chase Capital XXIII (e)	1.23	05/15/47	774,250
75,000	Chase Capital III, Series C (b)(e)	0.78	03/01/27	65,625	150,000	JPMorgan Chase & Co.	4.50	01/24/22	160,965
925,000	Chase Capital VI (e)	0.86	08/01/28	809,375	250,000	JPMorgan Chase Capital XIII, Series M (e)	1.18	09/30/34	217,188
750,000	CIT Group, Inc. (f)	4.75	02/15/15	758,906	1,340,000	JPMorgan Chase Capital XXI, Series U (e)	1.19	02/02/37	1,147,375
40,000	CIT Group, Inc. (b)(f)	6.63	04/01/18	43,050	700,000	Macquarie Bank, Ltd. (f)	6.63	04/07/21	798,699
150,000	Citigroup, Inc.	5.85	08/02/16	162,367	90,000	Morgan Stanley	4.20	11/20/14	90,054
90,000	Citigroup, Inc.	6.13	05/15/18	101,986	250,000	Morgan Stanley, MTN (b)(e)	0.68	10/18/16	250,791
3,750,000	Citigroup, Inc. (b)(e)	0.78	08/25/36	3,050,422	2,575,000	Nationwide Mutual Insurance Co. (b)(e)(f)	5.81	12/15/24	2,597,531
75,000	Credit Suisse, Series YCD (b)(e)	0.47	04/10/15	75,121	770,000	Raymond James Financial, Inc.	8.60	08/15/19	961,628
1,300,000	Credit Suisse, Series YCD (b)(e)	0.55	08/24/15	1,299,701	1,250,000	Realogy Group, LLC (f)	7.63	01/15/20	1,343,750
150,000	Duke Realty LP REIT	7.38	02/15/15	153,693	700,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (f)	4.50	04/15/19	679,000
1,180,000	Farmers Exchange Capital II (b)(e)(f)	6.15	11/01/53	1,345,043	1,000,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (f)	3.38	05/01/16	1,000,000
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	163,441	900,000	Royal Bank of Scotland Group PLC	6.10	06/10/23	951,910
150,000	General Electric Capital Corp., MTN	3.10	01/09/23	148,614	1,600,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership	5.00	08/15/18	1,725,520
900,000	General Electric Capital Corp., MTN (b)(e)	0.62	05/05/26	860,232	355,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	400,475
2,200,000	General Electric Capital Corp., MTN (e)	0.71	08/15/36	1,924,391	55,000	The Goldman Sachs Group, Inc., MTN (b)(e)	1.83	11/29/23	57,246
150,000	HBOS PLC, MTN (f)	6.75	05/21/18	169,950
60,000	HCP, Inc. (b)	3.88	08/15/24	58,898
232,000	HCP, Inc. REIT	5.63	05/01/17	255,388
1,380,000	Health Care REIT, Inc. (b)	4.95	01/15/21	1,520,309
60,000	Health Care REIT, Inc. (b)	3.75	03/15/23	59,345
35,000	Health Care REIT, Inc.	6.50	03/15/41	43,957

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$100,000	The Goldman Sachs Group, Inc., MTN, Series B (e)	0.63%	07/22/15	$100,158	$750,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50%	10/01/20	$729,375
750,000	The Goldman Sachs Group, Inc., Series D (b)	6.00	06/15/20	862,678	425,000	Spanish Broadcasting System, Inc. (f)	12.50	04/15/17	459,000
477,000	Thornburg Mortgage, Inc. (i)	8.00	05/15/13	61,118	55,000	Sprint Communications, Inc. (f)	9.00	11/15/18	63,663
100,000	ZFS Finance USA Trust II (b)(e)(f)	6.45	12/15/65	107,500	3,500,000	Videotron, Ltd.	6.38	12/15/15	3,508,750
				37,196,130	1,750,000	Windstream Corp.	7.88	11/01/17	1,949,062
Healthcare - 0.0%									8,966,412
80,000	HCA, Inc.	7.25	09/15/20	84,200	Utilities - 0.2%
					1,648,000	AES Corp.	7.75	10/15/15	1,742,760
Industrial - 0.5%					1,100,000	Energy Future Intermediate Holding Co. (i)	10.00	12/01/20	96,250
2,100,000	American Piping Products, Inc. (f)	12.88	11/15/17	2,299,500	375,000	GenOn Americas Generation, LLC	8.50	10/01/21	352,969
1,936,000	Graphic Packaging International, Inc.	7.88	10/01/18	2,020,893	1,000,000	IPALCO Enterprises, Inc.	5.00	05/01/18	1,058,750
1,050,000	International Wire Group Holdings, Inc. (f)	8.50	10/15/17	1,131,375	150,000	Metropolitan Edison Co. (f)	3.50	03/15/23	149,208
2,824,000	Mueller Water Products, Inc.	7.38	06/01/17	2,884,010	145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	170,135
1,250,000	Mueller Water Products, Inc.	8.75	09/01/20	1,350,000	115,000	PNM Resources, Inc.	9.25	05/15/15	120,936
1,000,000	Sydney Airport Finance Co Pty, Ltd. (f)	5.13	02/22/21	1,114,464	80,000	Public Service Co. of New Mexico	7.95	05/15/18	95,510
125,000	Sydney Airport Finance Co. Pty, Ltd. (f)	3.90	03/22/23	126,959	600,000	Sabine Pass LNG LP (f)	7.50	11/30/16	639,060
				10,927,201	250,000	Sabine Pass LNG LP	7.50	11/30/16	266,275
Information Technology - 0.3%									4,691,853
1,500,000	EarthLink Holdings Corp.	7.38	06/01/20	1,545,750	Total Corporate Non-Convertible Bonds
3,850,000	Jazz Technologies, Inc.	8.00	06/30/15	3,931,813	(Cost $87,980,650)				92,165,591
				5,477,563
Materials - 0.2%					Exchange Traded Notes - 0.0%
2,000,000	ArcelorMittal	4.25	02/25/15	2,012,500	20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b) (Cost $948,088)			268,960
950,000	ArcelorMittal (b)	4.25	08/05/15	969,000
65,000	Barrick Gold Corp. (b)	4.10	05/01/23	62,570	Interest Only Bonds - 0.2%
				3,044,070	21,834,255	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (e)	0.55	04/15/40	479,367
Telecommunication Services - 0.4%					51,371,665	Residential Accredit Loans, Inc., Series 2006-QS11 AV (e)	0.33	08/25/36	718,201
100,000	DISH DBS Corp.	6.63	10/01/14	100,000	24,582,167	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (e)	0.74	06/25/36	788,584
750,000	FairPoint Communications, Inc. (f)	8.75	08/15/19	789,375
1,356,000	Gannett Co., Inc.	8.75	11/15/14	1,367,187

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$56,019,953	Residential Accredit Loans, Inc., Series 2007-QS2 AV (e)	0.32%	01/25/37	$682,799	Syndicated Loans - 1.0%
55,961,399	Residential Accredit Loans, Inc., Series 2007-QS3 AV (e)	0.33	02/25/37	771,624	$2,989,858	Arch Coal, Inc. (e)	6.25%	05/16/18	$2,733,228
					1,496,203	Atlas Iron, Ltd. (e)	8.75	12/10/17	1,492,462
Total Interest Only Bonds					2,094,447	CPM Holdings, Inc. (e)	6.25	08/29/17	2,097,065
(Cost $1,723,637)				3,440,575	2,500,000	Energy Future Intermediate Holding Co., LLC (e)	4.25	06/19/16	2,495,000
					375,148	HCA, Inc.	2.98	05/01/18	373,898
Municipal Bonds - 0.5%					500,000	HCA, Inc.	2.98	05/01/18	498,333
California - 0.0%					1,994,911	HD Supply, Inc. (e)	4.00	06/28/18	1,974,546
60,000	State of California	6.20	03/01/19	70,339	3,120,289	iHeartCommuni-cations, Inc. (e)	3.80	01/29/16	3,097,862
750,000	State of California	7.95	03/01/36	915,592	2,000,000	Momentive Performance Materials	4.00	12/31/49	2,001,250
				985,931	1,750,000	Noranda Aluminum Acquisition Corp. (e)	5.75	02/28/19	1,709,166
Illinois - 0.3%					1,500,000	WideOpenWest Finance, LLC (e)	3.75	07/17/17	1,496,625
1,625,000	City of Chicago IL	6.05	01/01/29	1,678,852	Total Syndicated Loans
85,000	State of Illinois (b)	4.35	06/01/18	88,873	(Cost $20,248,615)				19,969,435
1,000,000	State of Illinois	6.20	07/01/21	1,113,320
2,105,000	State of Illinois (b)	4.95	06/01/23	2,183,811	U.S. Government & Agency Obligations - 1.4%
100,000	State of Illinois (b)	5.10	06/01/33	97,205	Agency - 0.0%
				5,162,061	220,000	FHLB (b)(g)	0.75	05/26/28	218,230
New York - 0.1%
35,000	City of New York NY (b)	5.05	10/01/24	39,430	Discount Note - 0.5%
1,050,000	City of New York NY (b)	6.65	12/01/31	1,252,115	410,000	FHLB (b)(j)	0.08	10/15/14	410,000
1,025,000	New York City Water & Sewer System	6.49	06/15/42	1,183,834	2,295,000	FHLB (b)(j)	0.06-0.08	10/29/14	2,294,995
				2,475,379	965,000	FHLB (j)	0.07	10/31/14	964,998
North Carolina - 0.1%					235,000	FHLB (b)(j)	0.08	11/07/14	234,999
1,800,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (e)	1.13	10/25/41	1,829,034	245,000	FHLB (b)(j)	0.08	11/12/14	244,999
					210,000	FHLB (b)(j)	0.08	11/14/14	209,999
Texas - 0.0%					225,000	FHLB (b)(j)	0.06	03/25/15	224,978
100,000	City of Houston TX (b)	6.29	03/01/32	124,193	410,000	FHLB (b)(j)	0.07	03/27/15	409,960
					1,230,000	FNMA (j)	0.03	01/15/15	1,229,971
Total Municipal Bonds					1,250,000	FNMA (j)	0.03	01/22/15	1,249,930
(Cost $10,300,174)				10,576,598	3,045,000	FNMA (j)	0.03	01/28/15	3,044,921
									10,519,750
Municipal Demand Notes - 0.0%					Interest Only Bonds - 0.3%
Arizona - 0.0%					3,632,662	FHLMC, Series 3262, Class KS (e)	6.26	01/15/37	500,059
1,500,000	Arizona Health Facilities Authority (e) (Cost $1,139,772)	0.97	01/01/37	1,344,600	5,312,660	FHLMC, Series 3271, Class SB (e)	5.90	02/15/37	650,486
					3,227,885	FHLMC, Series 3404, Class AS (e)	5.74	01/15/38	482,302
					2,838,672	FNMA, Series 2005-92, Class US (e)	5.95	10/25/25	360,471

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$3,744,573	FNMA, Series 2006-125, Class SM (e)	7.05%	01/25/37	$596,724	$175,000	FHLMC Multifamily Structured Pass Through Certificates, Series K010, Class A2 (b)	4.33%	10/25/20	$192,900
4,492,593	FNMA, Series 2007-52, Class LS (e)	5.90	06/25/37	577,508	215,000	FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2 (b)	2.37	05/25/22	210,740
1,085,159	FNMA, Series 2007-68, Class SC (e)	6.55	07/25/37	159,998	10,643	FHLMC, Series 2433, Class SA (b)(e)	20.53	02/15/32	16,103
399,863	FNMA, Series 2007-77, Class SK (b)(e)	5.72	08/25/37	50,851	333,077	FHLMC, Series 3442, Class MT (e)	0.15	07/15/34	314,390
4,665,165	FNMA, Series 2009-115, Class SB (e)	6.10	01/25/40	678,795	215,000	FNCI25 - FNMA TBA	2.50	10/15/29	216,226
866,012	FNMA, Series 2010-35, Class IA	5.00	07/25/38	22,685	130,000	FNCI3 - FNMA TBA	3.00	10/15/29	133,910
2,211,936	GNMA, Series 2007-78, Class SG (e)	6.39	12/20/37	364,277	80,000	FNCI35 - FNMA TBA	3.50	10/15/29	84,100
3,401,138	GNMA, Series 2008-51, Class GS (e)	6.08	06/16/38	593,247	575,000	FNCL3 - FNMA TBA	3.00	10/15/44	566,869
258,203	GNMA, Series 2009-106, Class KS (b)(e)	6.25	11/20/39	38,627	5,000	FNCL3 - FNMA TBA	3.00	10/15/44	4,929
517,876	GNMA, Series 2010-158, Class EI (b)	4.00	12/16/25	67,018	275,000	FNCL35 - FNMA TBA	3.50	10/15/44	281,102
189,848	GNMA, Series 2010-4, Class NS (e)	6.24	01/16/40	31,723	235,000	FNCL35 - FNMA TBA	3.50	10/15/44	240,214
2,484,863	GNMA, Series 2010-4, Class SL (e)	6.25	01/16/40	402,929	315,000	FNCL4 - FNMA TBA	4.00	10/15/44	331,976
				5,577,700	100,000	FNCL4 - FNMA TBA	4.00	10/15/44	105,389
Mortgage Securities - 0.4%					345,000	FNCL4 - FNMA TBA	4.00	10/15/44	363,592
170,749	FHLMC Gold Pool #A96411	4.00	01/01/41	180,953	230,000	FNCL45 - FNMA TBA	4.50	10/15/44	248,184
55,018	FHLMC Gold Pool #G01864 (b)	5.00	01/01/34	60,818	70,000	FNCL45 - FNMA TBA	4.50	10/15/44	75,534
149,062	FHLMC Gold Pool #G06361	4.00	03/01/41	158,196	2,717	FNMA Pool #673743 (b)(e)	2.63	11/01/32	2,731
46,912	FHLMC Gold Pool #G13475 (b)	6.00	01/01/24	51,485	42,945	FNMA Pool #735646	4.50	07/01/20	45,494
5,942	FHLMC Gold Pool #H03161 (b)	6.50	08/01/37	6,552	41,122	FNMA Pool #735861 (b)	6.50	09/01/33	47,899
195,438	FHLMC Gold Pool #Q20178	3.50	07/01/43	200,757	33,153	FNMA Pool #735881 (b)	6.00	11/01/34	37,907
315,231	FHLMC Gold Pool #U90791	4.00	01/01/43	333,655	18,207	FNMA Pool #764388 (b)(e)	1.78	03/01/34	19,428
155,000	FHLMC Multifamily Structured Pass Through Certificates,Series K009 A2 (b)	3.81	08/25/20	166,527	56,879	FNMA Pool #776708 (b)	5.00	05/01/34	63,554
					71,399	FNMA Pool #888219	5.50	03/01/37	79,532
					30,316	FNMA Pool #974148	5.50	02/01/38	33,737
					145,042	FNMA Pool #AB1613	4.00	10/01/40	153,852

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Principal	Description	Rate	Maturity	Value	Principal	Description	Rate	Maturity	Value
$152,587	FNMA Pool #AB3864	3.50%	11/01/41	$156,734	$345,000	U.S. Treasury Note (b)	0.50%	07/31/16	$345,067
135,270	FNMA Pool #AD0791 (b)	4.77	02/01/20	149,888	645,000	U.S. Treasury Note (b)	0.50	08/31/16	644,383
160,318	FNMA Pool #AE0600 (b)	3.98	11/01/20	173,786	140,000	U.S. Treasury Note (b)	0.88	09/15/16	140,774
156,737	FNMA Pool #AE0605 (b)	4.67	07/01/20	173,482	320,000	U.S. Treasury Note (b)	0.88	05/15/17	319,612
152,064	FNMA Pool #AJ0764	4.50	09/01/41	164,550	325,000	U.S. Treasury Note (b)	0.88	07/15/17	323,908
224,850	FNMA Pool #AL0149	4.00	02/01/41	238,328	1,580,000	U.S. Treasury Note (b)	2.38	08/15/24	1,561,855
106,397	FNMA Pool #AL0851	6.00	10/01/40	120,393					4,671,636
295,171	FNMA Pool #MA1608	3.50	10/01/33	307,643	Total U.S. Government & Agency Obligations
34,614	FNMA, Series 2001-52, Class YZ (b)	6.50	10/25/31	38,942	(Cost $25,907,583)				28,341,953
15,614	FNMA, Series 2001-81, Class QG (b)	6.50	01/25/32	17,358	Total Fixed Income Securities
118,387	FNMA, Series 2006-4, Class WE	4.50	02/25/36	126,993	(Cost $540,930,873)				579,939,848
200,000	G2SF35 - GNMA TBA	3.50	10/15/44	206,672		Security
240,000	G2SF4 - GNMA TBA	4.00	10/15/44	254,362	Shares	Description			Value
120,000	G2SF45 - GNMA TBA	4.50	10/15/44	130,163	Rights - 0.0%
6,466	GNMA II Pool #080610 (b)(e)	1.63	06/20/32	6,718	150,000	Comdisco Holding Co., Inc. (a)(l) (Cost $43,782)			13,500
20,514	GNMA II Pool #081136 (b)(e)	2.13	11/20/34	21,604
19,364	GNMA II Pool #081432 (b)(e)	1.63	08/20/35	20,171	Investment Companies - 10.8%
16,920	GNMA II Pool #081435 (b)(e)	1.63	08/20/35	17,615	37,632	BlackRock Credit Allocation Income Trust			500,882
				7,354,637	61,990	BlackRock Floating Rate Income Trust			855,462
U.S. Treasury Securities - 0.2%					71,620	DoubleLine Income Solutions Fund			1,550,573
37,000	U.S. Treasury Bill (k)	0.03	11/06/14	36,999	55,320	DoubleLine Opportunistic Credit Fund			1,305,552
290,000	U.S. Treasury Bond (b)	3.13	08/15/44	285,401	4,433	Market Vectors Gold Miners ETF			94,645
40,000	U.S. Treasury Inflation Indexed Bond (b)	1.63	01/15/15	49,976	92,598	PCM Fund, Inc.			1,027,838
390,000	U.S. Treasury Inflation Indexed Bond (b)	0.50	04/15/15	429,328	57,500	PIMCO Dynamic Credit Income Fund			1,292,025
155,000	U.S. Treasury Inflation Indexed Bond (b)	0.13	04/15/17	164,843	45,200	PIMCO Dynamic Income Fund			1,426,512
105,000	U.S. Treasury Inflation Indexed Bond (b)	0.13	07/15/24	101,208	38,380	PIMCO Income Opportunity Fund			1,058,904
245,000	U.S. Treasury Inflation Indexed Bond (b)	1.38	02/15/44	268,282	98,012	PIMCO Income Strategy Fund II			1,032,066
					1,054,062	SPDR S&P 500 ETF Trust (c)(d)			207,671,295
					4,434	SPDR S&P Metals & Mining ETF			163,127
					27,400	Western Asset Mortgage Defined Opportunity Fund, Inc.			658,696
					Total Investment Companies
					(Cost $131,544,123)				218,637,577
						Security
					Principal	Description	Rate	Maturity	Value
					Short-Term Investments - 0.0%
					Commercial Paper - 0.0%
					$325,000	Macquerie Bank, Ltd. (b)(k) (Cost $324,888)	0.23%	11/24/14	324,919

					Total Short-Term Investments
					(Cost $324,888)				324,919
						Security
					Shares	Description			Value
					Money Market Funds - 0.6%
					11,649,157	JP Morgan 100% U.S. Treasury Money Market Fund Cap 0.00% (e) (Cost $11,649,157)			$11,649,157

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security	Strike	Exp.
Contracts	Description	Price	Date	Value
Purchased Options - 0.6%
Call Options Purchased - 0.2%
1,958	General Motors Co.	$20.00	01/15/14	2,349,600
3,476	ParkerVision, Inc.	7.00	10/14/14	3,476
4,810	SPDR S&P 500 ETF Trust	205.00	01/15/14	923,520
225	Therapeutics MD, Inc.	5.00	12/14/14	14,625
Total Call Options Purchased
(Premiums Paid $3,327,393)				3,291,221
Put Options Purchased - 0.4%
283	BE Aerospace, Inc.	70.00	10/14/14	283
49	Chipotle Mexican Grill, Inc.	540.00	01/15/14	24,010
384	EnerNOC, Inc.	17.50	12/14/14	62,400
5,797	PowerShares ETF Trust	24.00	10/14/14	57,970
4,442	PowerShares ETF Trust	24.00	01/15/14	173,238
887	Powershares QQQ Trust, Series 1	95.00	12/14/14	160,990
3,785	SPDR S&P 500 ETF Trust	200.00	01/15/14	3,009,075
7,024	SPDR S&P 500 ETF Trust	192.00	01/15/14	3,350,448
3,483	SPDR S&P 500 ETF Trust	165.00	01/15/14	337,851
8,091	SPDR S&P 500 ETF Trust	130.00	01/15/14	105,183
9,819	SPDR S&P 500 ETF Trust	90.00	01/15/14	9,819
415	Whole Foods Market, Inc.	45.25	01/15/14	315,400

Total Put Options Purchased
(Premiums Paid $12,877,712)				7,606,667
Total Purchased Options
(Premiums Paid $16,205,105)				10,897,888
Total Long Positions - 73.4%
(Cost $1,192,639,104)*				$1,482,026,897
Total Short Positions - (29.7)%
(Cost $(647,838,536))*				(600,364,217)
Total Written Options - (0.7)%
(Premiums Received $(14,518,075))*				(13,384,752)
Other Assets & Liabilities, Net – 57.0%				1,149,885,604
Net Assets – 100.0%				$2,018,163,532

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
Short Positions - (29.8)%			(13,100)	TESARO, Inc.	$(352,652)
Common Stock - (26.0)%			(49,800)	The Estee Lauder Cos., Inc.	(3,721,056)
Consumer Discretionary - (5.3)%					(24,010,965)
(1,774)	Amazon.com, Inc.	$(572,009)	Energy - (0.4)%
(109,700)	Carnival Corp.	(4,406,649)	(10,000)	Arch Coal, Inc.	(21,200)
(1,552)	Chipotle Mexican Grill, Inc., Class A	(1,034,548)	(44,300)	Clean Energy Fuels Corp.	(345,540)
(15,051)	Cooper Tire & Rubber Co.	(431,964)	(8,400)	Energy XXI Bermuda, Ltd.	(95,340)
(87,000)	Dick's Sporting Goods, Inc.	(3,817,560)	(25,000)	Gastar Exploration, Inc.	(146,750)
(18,538)	Dolby Laboratories, Inc., Class A	(774,703)	(22,650)	JinkoSolar Holding Co., Ltd., ADR	(622,649)
(34,112)	Dorman Products, Inc.	(1,366,527)	(72,200)	Kinder Morgan, Inc.	(2,768,148)
(20,000)	Exide Technologies	(3,300)	(266,200)	Renewable Energy Group, Inc.	(2,701,930)
(6,451)	FactSet Research Systems, Inc.	(783,990)	(15,300)	SolarCity Corp.	(911,880)
(45,700)	Fastenal Co.	(2,051,930)	(9,000)	Walter Energy, Inc.	(21,060)
(426,900)	Ford Motor Co.	(6,313,851)			(7,634,497)
(34,351)	Fossil Group, Inc.	(3,225,559)	Financial - (7.2)%
(42,600)	Genuine Parts Co.	(3,736,446)	(8,312,000)	Agricultural Bank of China, Ltd., Class H	(3,682,400)
(115,450)	Harley-Davidson, Inc.	(6,719,190)	(111,029)	Allianz SE, ADR	(1,789,787)
(20,900)	Home Inns & Hotels Management, Inc., ADR	(605,891)	(12,292)	AmTrust Financial Services, Inc.	(489,467)
(384,151)	JAKKS Pacific, Inc.	(2,727,472)	(88,834)	AXA SA, ADR	(2,187,093)
(162,800)	Johnson Controls, Inc.	(7,163,200)	(1,089,623)	Banco Santander SA, ADR	(10,351,418)
(172,400)	Kate Spade & Co.	(4,522,052)	(477,850)	Bank of America Corp.	(8,147,342)
(11,085)	Kohl's Corp.	(676,517)	(8,922,000)	Bank of China, Ltd., Class H	(3,998,604)
(38,200)	L Brands, Inc.	(2,558,636)	(5,734,000)	Bank of Communications Co., Ltd., Class H	(3,995,047)
(73,005)	Las Vegas Sands Corp.	(4,541,641)	(369,376)	Barclays PLC, ADR	(5,470,459)
(25,925)	La-Z-Boy, Inc.	(513,056)	(119,100)	BB&T Corp.	(4,431,711)
(111,000)	M/I Homes, Inc.	(2,200,020)	(629,897)	CBIZ, Inc.	(4,957,289)
(95,000)	Michael Kors Holdings, Ltd.	(6,782,050)	(7,018,000)	China CITIC Bank Corp., Ltd., Class H	(4,256,976)
(28,201)	Navistar International Corp.	(928,095)	(5,384,000)	China Construction Bank Corp., Class H	(3,771,993)
(609)	Netflix, Inc.	(274,769)	(2,029,000)	China Merchants Bank Co., Ltd., Class H	(3,470,140)
(8,731)	Panera Bread Co., Class A	(1,420,708)	(186,000)	Citigroup, Inc.	(9,638,520)
(32,725)	Polaris Industries, Inc.	(4,901,878)	(90,019)	Encore Capital Group, Inc.	(3,988,742)
(29,089)	Sears Holdings Corp.	(733,915)	(294,000)	Erste Group Bank AG	(6,734,194)
(22,867)	The Buckle, Inc.	(1,037,933)	(133,100)	Forestar Group, Inc.	(2,358,532)
(11,104)	The Cheesecake Factory, Inc.	(505,232)	(101,700)	FXCM, Inc., Class A	(1,611,945)
(51,680)	The Home Depot, Inc.	(4,741,123)	(202,692)	Gain Capital Holdings, Inc.	(1,291,148)
(7,596)	The Priceline Group, Inc.	(8,800,574)	(1,218,909)	Grupo Financiero Banorte SAB de CV, Class O	(7,805,991)
(25,850)	Ulta Salon Cosmetics & Fragrance, Inc.	(3,054,694)	(6,087,000)	Industrial & Commercial Bank of China, Ltd., Class H	(3,794,160)
(61,850)	Under Armour, Inc., Class A	(4,273,835)	(1,865,000)	Intesa Sanpaolo SpA	(5,667,547)
(24,655)	Vera Bradley, Inc.	(509,865)	(186,300)	Meadowbrook Insurance Group, Inc.	(1,089,855)
(211,800)	Wabash National Corp.	(2,821,176)	(748,000)	Nordea Bank AB	(9,733,537)
(24,502)	Wynn Resorts, Ltd.	(4,583,834)	(520,500)	OTP Bank PLC	(8,843,280)
(18,000)	Yum! Brands, Inc.	(1,295,640)	(17,772)	Outerwall ,Inc.	(997,009)
		(107,412,032)	(13,643)	Realogy Holdings Corp.	(507,520)
Consumer Staples - (1.2)%			(13,200)	Royal Bank of Canada	(943,140)
(22,298)	Acorda Therapeutics, Inc.	(755,456)	(400,000)	Swedbank AB, Class A	(10,072,062)
(197,208)	Albany Molecular Research, Inc.	(4,352,381)	(868,000)	UniCredit SpA	(6,863,012)
(49,920)	ARIAD Pharmaceuticals, Inc.	(269,568)	(37,600)	Wells Fargo & Co.	(1,950,312)
(241,300)	Array BioPharma, Inc.	(861,441)	(15,049)	World Acceptance Corp.	(1,015,808)
(12,300)	Ascent Capital Group, Inc., Class A	(740,460)			(145,906,040)
(17,720)	Avis Budget Group, Inc.	(972,651)	Healthcare - (0.5)%
(27,025)	Boulder Brands, Inc.	(368,351)	(271,400)	Accuray, Inc.	(1,970,364)
(18,188)	Cenveo, Inc.	(44,924)	(157,600)	AMAG Pharmaceuticals, Inc.	(5,029,016)
(12,450)	Ctrip.com International, Ltd., ADR	(706,662)	(8,868)	Johnson & Johnson	(945,240)
(95,000)	Depomed, Inc.	(1,443,050)	(13,464)	Medifast, Inc.	(442,023)
(89,691)	Emergent Biosolutions, Inc.	(1,911,315)	(33,950)	Orthofix International NV	(1,051,092)
(63,700)	Endologix, Inc.	(675,220)
(15,564)	Green Dot Corp., Class A	(329,023)
(168,100)	Healthways, Inc.	(2,692,962)
(24,600)	Ligand Pharmaceuticals, Inc.	(1,155,954)
(26,602)	PepsiCo, Inc.	(2,476,380)
(74,983)	Protalix BioTherapeutics, Inc.	(181,459)

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
(17,500)	VIVUS, Inc.	$(67,550)	(74,468)	ServiceNow, Inc.	$(4,377,229)
(16,700)	Volcano Corp.	(177,688)	(19,100)	Synchronoss Technologies, Inc.	(874,398)
		(9,682,973)	(6,660)	Tableau Software, Inc., Class A	(483,849)
Industrial - (5.1)%			(116,300)	Take-Two Interactive Software, Inc.	(2,683,041)
(19,700)	AAR Corp.	(475,755)	(11,084)	Veeva Systems, Inc., Class A	(312,236)
(128,400)	Altra Industrial Motion Corp.	(3,744,144)	(9,178)	Workday, Inc., Class A	(757,185)
(224,100)	Atlas Copco AB, Class A	(6,428,589)			(74,067,073)
(22,328)	Briggs & Stratton Corp.	(402,351)	Materials - (1.2)%
(19,400)	Bristow Group, Inc.	(1,303,680)	(6,108)	Atlas Iron, Ltd.	(2,246)
(78,328)	Caterpillar, Inc.	(7,756,822)	(59,825)	BHP Billiton, Ltd., ADR	(3,522,496)
(142,050)	Colfax Corp.	(8,092,589)	(46,371)	Cliffs Natural Resources, Inc.	(481,331)
(13,749)	Deere & Co.	(1,127,281)	(19,959)	H.B. Fuller Co.	(792,373)
(133,800)	Donaldson Co., Inc.	(5,436,294)	(258,100)	Horsehead Holding Corp.	(4,266,393)
(121,907)	Eaton Corp. PLC	(7,725,247)	(877,621)	Mexichem SAB de CV	(3,654,113)
(139,975)	Emerson Electric Co.	(8,759,635)	(21,152)	Noranda Aluminum Holding Corp.	(95,607)
(120,325)	Fluor Corp.	(8,036,507)	(108,050)	Rio Tinto PLC, ADR	(5,313,899)
(32,455)	Garmin, Ltd.	(1,687,335)	(157,081)	Silver Standard Resources, Inc.	(958,194)
(255,400)	General Electric Co.	(6,543,348)	(100,200)	The Dow Chemical Co.	(5,254,488)
(133,549)	Greif, Inc., Class A	(5,850,782)	(4,877)	The Sherwin-Williams Co.	(1,068,014)
(151,791)	Griffon Corp.	(1,728,899)			(25,409,154)
(76,231)	Kaman Corp.	(2,995,878)	Telecommunication Services - (1.3)%
(15,509)	MasTec, Inc.	(474,886)	(173,378)	Aerohive Networks, Inc.	(1,390,491)
(449,700)	Sandvik AB	(5,072,835)	(38,000)	Alaska Communications Systems Group, Inc.	(59,660)
(286,300)	SKF AB, Class B	(5,979,131)	(42,427)	Aruba Networks, Inc.	(915,575)
(96,951)	Smith & Wesson Holding Corp.	(915,217)	(106,300)	Blucora, Inc.	(1,620,012)
(23,688)	Sturm Ruger & Co., Inc.	(1,153,369)	(62,600)	Dealertrack Technologies, Inc.	(2,717,466)
(26,093)	TAL International Group, Inc.	(1,076,336)	(184,800)	Infinera Corp.	(1,971,816)
(146,000)	TTM Technologies, Inc.	(994,260)	(14,600)	InterDigital, Inc.	(581,372)
(36,600)	Valmont Industries, Inc.	(4,938,438)	(66,704)	Marketo, Inc.	(2,154,539)
(75,400)	Vishay Intertechnology, Inc.	(1,077,466)	(182,189)	ModusLink Global Solutions, Inc.	(650,415)
(63,000)	Wartsila OYJ Abp	(2,819,242)	(178,200)	Move, Inc.	(3,735,072)
		(102,596,316)	(26,632)	Pandora Media, Inc.	(643,429)
Information Technology - (3.7)%			(57,520)	RetailMeNot, Inc.	(929,523)
(265,713)	ACI Worldwide, Inc.	(4,984,776)	(36,179)	TrueCar, Inc.	(649,413)
(48,250)	Akamai Technologies, Inc.	(2,885,350)	(5,800)	Vipshop Holdings, Ltd., ADR	(1,096,258)
(34,325)	Alliance Data Systems Corp.	(8,521,868)	(74,100)	Web.com Group, Inc.	(1,479,036)
(71,950)	Autodesk, Inc.	(3,964,445)	(7,800)	WebMD Health Corp.	(326,118)
(36,488)	BlackBerry, Ltd.	(362,691)	(117,200)	Yahoo!, Inc.	(4,775,900)
(39,967)	CGI Group, Inc., Class A	(1,349,686)	(6,655)	Yelp, Inc.	(454,204)
(18,377)	Check Point Software Technologies, Ltd.	(1,272,423)			(26,150,299)
(100,512)	Ciena Corp.	(1,680,561)	Utilities - (0.1)%
(15,366)	Computer Programs & Systems, Inc.	(883,391)	(145,467)	EnerNOC, Inc.	(2,467,120)
(141,500)	Cornerstone OnDemand, Inc.	(4,869,015)
(42,076)	Corning, Inc.	(813,750)	Total Common Stock
(70,693)	Demandware, Inc.	(3,599,687)	(Proceeds $(571,199,818))		(525,336,469)
(5,743)	Diebold, Inc.	(202,843)	Investment Companies - (3.7)%
(28,131)	Ebix, Inc.	(398,898)	(75,378)	Industrial Select Sector SPDR Fund	(4,006,341)
(249,900)	GT Advanced Technologies, Inc.	(2,706,417)	(22,169)	iShares MSCI Emerging Markets Index Fund	(921,344)
(8,100)	j2 Global, Inc.	(399,816)	(159,656)	iShares Russell 2000 ETF	(17,458,383)
(20,255)	Lexmark International, Inc., Class A	(860,837)	(133,005)	Powershares QQQ Trust, Series 1	(13,139,564)
(207,111)	Mentor Graphics Corp.	(4,244,740)	(200,498)	SPDR S&P 500 ETF Trust	(39,502,116)
(4,665)	MTS Systems Corp.	(318,433)	Total Investment Companies
(43,487)	OmniVision Technologies, Inc.	(1,150,666)	(Proceeds $(76,638,718))		(75,027,748)
(6,752)	Open Text Corp.	(374,196)	Total Short Positions - (29.7)%
(843,100)	Photronics, Inc.	(6,786,955)	(Proceeds $(647,838,536))		$(600,364,217)
(1,847,500)	Quantum Corp.	(2,143,100)
(58,304)	RealPage, Inc.	(903,712)
(53,819)	Rosetta Stone, Inc.	(433,243)
(167,671)	Rudolph Technologies, Inc.	(1,517,422)
(81,500)	SAP SE, ADR	(5,881,040)
(18,669)	Seagate Technology PLC	(1,069,174)

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2014

	Security	Strike	Exp.			Security	Strike	Exp.
Contracts	Description	Price	Date	Value	Contracts	Description	Price	Date	Value
Written Options - (0.7)%					(49)	Chipotle Mexican Grill, Inc.	$490.00	01/14	$(11,074)
Call Options Written - (0.5)%					(484)	Coach, Inc.	45.00	01/14	(480,128)
(275)	Abbott Laboratories	$42.00	01/14	$(36,300)	(241)	DIRECTV	82.50	01/14	(124,356)
(429)	Accenture PLC	87.50	01/14	(27,885)	(507)	Expeditors International of Washington, Inc.	37.50	01/14	(40,560)
(262)	American Express Co.	97.50	01/14	(17,292)	(1,150)	General Motors Co.	35.00	01/14	(437,000)
(877)	American International Group, Inc.	60.00	01/14	(37,711)	(1,908)	Hertz Global Holdings, Inc.	22.00	01/14	(143,100)
(218)	Apple, Inc.	95.00	01/14	(181,376)	(705)	JPMorgan Chase & Co.	52.50	01/14	(45,120)
(218)	Apple, Inc.	89.29	01/14	(275,225)	(1,664)	Microsoft Corp.	37.00	01/14	(24,960)
(623)	Bed Bath & Beyond, Inc.	75.00	01/14	(34,265)	(18,572)	Sirius XM Holdings, Inc.	3.50	01/14	(297,152)
(822)	Berkshire Hathaway, Inc., Class B	125.00	01/14	(1,208,340)	(3,785)	SPDR S&P 500 ETF Trust	185.00	01/14	(1,180,920)
(520)	CarMax, Inc.	50.00	01/14	(75,400)	(9,513)	SPDR S&P 500 ETF Trust	146.00	01/14	(313,929)
(532)	Coach, Inc.	62.50	01/14	(532)	(1,045)	Sprint Corp.	5.00	01/14	(72,105)
(1,418)	Corning, Inc.	22.00	01/14	(24,106)	(604)	Target Corp.	55.00	01/14	(29,596)
(557)	CVS Health Corp.	75.00	01/14	(321,668)	(288)	The Boeing Co.	135.00	01/14	(287,712)
(500)	DIRECTV	77.50	01/14	(513,000)	(141)	Time Warner, Inc.	72.50	01/14	(94,470)
(507)	Expeditors International of Washington, Inc.	47.50	01/14	(8,619)	(467)	USG Corp.	27.00	01/14	(72,385)
(135)	Gastar Exploration, Inc.	7.50	12/14	(3,375)	(797)	Walgreen Co.	52.50	01/14	(54,196)
(21)	Google, Inc., Class A	1,230.00	01/14	(61,425)	(415)	Whole Foods Market, Inc.	37.50	01/14	(85,075)
(797)	Kohl's Corp.	62.50	01/14	(179,325)	Total Put Options Written
(1,073)	Sinclair Broadcast Group, Inc., Class A	40.00	12/14	(1,073)	(Premiums Received $(7,419,984))				(3,947,330)
(6,413)	SPDR S&P 500 ETF Trust	192.00	01/14	(5,839,036)	Total Written Options - (0.7)%
(604)	Target Corp.	67.50	01/14	(38,052)	(Premiums Received $(14,518,075))				$(13,384,752)
(1,044)	The Bank of New York Mellon Corp.	40.00	01/14	(109,620)
(466)	The Coca-Cola Co.	45.00	01/14	(23,300)
(241)	The Walt Disney Co.	85.00	01/14	(140,985)
(136)	United Parcel Service, Inc., Class B	110.00	01/14	(3,808)
(797)	Walgreen Co.	65.00	01/14	(77,309)
(11)	Walter Energy, Inc.	4.00	12/14	(154)
(10)	Walter Energy, Inc.	3.00	12/14	(260)
(692)	Wells Fargo & Co.	50.00	01/14	(197,566)
(415)	Whole Foods Market, Inc.	60.00	01/14	(415)
Total Call Options Written				(9,437,422)
(Premiums Received $(7,098,091))
Put Options Written - (0.2)%
(429)	Accenture PLC	72.50	01/14	(37,752)
(2,019)	Bank of America Corp.	15.00	01/14	(48,456)
(623)	Bed Bath & Beyond, Inc.	60.00	01/14	(67,284)

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2014

ADR	American Depositary Receipt
BKNT	Bank Note
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Subject to call option written by the Fund.
(d)	Subject to put option written by the Fund.
(e)	Variable rate security. Rate presented is as of September 30, 2014.
(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $161,848,358 or 8.0% of net assets.
(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2014.
(h)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $7,994,191 or 0.4% of net assets.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Zero coupon bond. Interest rate presented is yield to maturity.
(k)	Rate presented is yield to maturity.
(l)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At September 30, 2014, the Fund held the following credit default swap agreements:

Credit Default Swap – Buy Protection

				Credit Spread as of 09/30/14(1)		Net Unrealized Appreciation (Depreciation)

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date		Notional Amount
Goldman Sachs & Co.	Carnival Corp., 6.65%, 01/15/28	1.00%	09/20/19	0.65%	$5,000,000	$(10,760)
Goldman Sachs & Co.	Dow Chemical Co., 7.38%, 11/01/29	1.00	12/20/19	0.72	5,000,000	2,639
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	12/20/19	0.82	5,000,000	15,359
Barclays	Nordstrom, Inc., 6.95%, 03/15/28	1.00	09/20/19	0.61	5,000,000	3,960
Goldman Sachs & Co.	Ryder System, Inc., 5.85%, 11/01/16	1.00	12/20/19	0.59	5,000,000	(6,423)
						$4,775

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

At September 30, 2014, the Fund held the following futures contracts:

				Net Unrealized Appreciation (Depreciation)
			Notional Contract
Contracts	Type	Expiration Date	Value
3	U.S. 10-year Note Future	01/04/15	$377,485	$(3,563)
6	U.S. 5-year Note Future	01/10/15	711,810	(2,263)
6	U.S. Ultra Bond Future	01/04/15	925,012	(10,012)
(1,500)	NASDAQ 100 E-mini Future	12/23/14	(121,145,530)	(196,970)
(1,000)	Russell 2000 Mini Future	12/23/14	(116,737,500)	7,077,500
(5,700)	S&P 500 Index E-mini Future	12/23/14	(565,285,485)	5,117,985
(80)	U.S. 10-year Note Future	01/04/15	(10,027,504)	56,254
(300)	U.S. 5-year Note Future	01/10/15	(35,607,147)	129,803
			$(846,788,859)	$12,168,734

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2014

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$388,040,407
Gross Unrealized Depreciation	(50,044,972)
Net Unrealized Appreciation	$337,995,435

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$106,403,042	$-	$-	$106,403,042
Consumer Staples	141,698,380	-	-	141,698,380
Energy	51,519,493	-	-	51,519,493
Financial	116,106,024	-	-	116,106,024
Healthcare	32,920,164	-	-	32,920,164
Industrial	44,421,462	-	-	44,421,462
Information Technology	74,049,888	-	-	74,049,888
Materials	32,611,976	-	-	32,611,976
Telecommunication Services	48,076,047	-	-	48,076,047
Utilities	101,270	-	-	101,270
Preferred Stock
Consumer Staples	706,875	-	-	706,875
Financial	2,384,336	-	-	2,384,336
Information Technology	9,565,051	-	-	9,565,051
Asset Backed Obligations	-	137,733,318	3,044,191	140,777,509
Corporate Convertible Bonds	-	278,104,627	4,950,000	283,054,627
Corporate Non-Convertible Bonds	-	92,165,591	-	92,165,591
Exchange Traded Notes	268,960	-	-	268,960
Interest Only Bonds	-	3,440,575	-	3,440,575
Municipal Bonds	-	10,576,598	-	10,576,598
Municipal Demand Notes	-	1,344,600	-	1,344,600
Syndicated Loans	-	19,969,435	-	19,969,435
U.S. Government & Agency Obligations	-	28,341,953	-	28,341,953
Rights	13,500	-	-	13,500
Investment Companies	218,637,577	-	-	218,637,577
Commercial Paper	-	324,919	-	324,919
Money Market Funds	-	11,649,157	-	11,649,157
Purchased Options	10,831,729	66,159	-	10,897,888
Total Investments At Value	$890,315,774	$583,716,932	$7,994,191	$1,482,026,897

Other Financial Instruments**
Credit Default Swaps	-	21,958	-	21,958
Futures	12,381,542	-	-	12,381,542
Total Other Financial Instruments**	$12,381,542	$21,958	$-	$12,403,500
Total Assets	$902,697,316	$583,738,890	$7,994,191	$1,494,430,397

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2014

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	$(525,336,469)	$-	$-	$(525,336,469)
Investment Companies	(75,027,748)	-	-	(75,027,748)
Total Securities Sold Short	$(600,364,217)	$-	$-	$(600,364,217)
Other Financial Instruments**
Written Options	(13,321,839)	(62,913)	-	(13,384,752)
Credit Default Swaps	-	(17,183)	-	(17,183)
Futures	(212,808)	-	-	(212,808)
Total Other Financial Instruments**	$(13,534,647)	$(80,096)	$-	$(13,614,743)
Total Liabilities	$(613,898,864)	$(80,096)	$-	$(613,978,960)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation (depreciation) of the instrument. Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

		Corporate Convertible Bonds
	Asset Backed Obligations
Balance as of 03/31/14	$4,636,774	$6,927,200
Accrued Accretion / (Amortization)	(17,061)	7,792
Change in Unrealized Appreciation /	(15,870)	(164,992)
(Depreciation)
Paydowns	(517,128)	-
Transfers In	(1,042,524)	(1,820,000)
Balance as of 09/30/14	$3,044,191	$4,950,000
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/14***
	$25,211	$36,559

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the period ended September 30, 2014.

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2014

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	0.2%
Corporate Convertible Bonds	1.3%
Corporate Non-Convertible Bonds	21.5%
Syndicated Loans	0.0%
Short-Term Investments	5.3%
Short Positions
Equity Securities	-0.2%
Other Assets less Liabilities*	71.9%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 22.6% of net assets. See Note 2.  In addition, effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed the Absolute Credit Opportunities Fund.  In this regard, the majority of the Fund’s positions were temporarily replaced with cash which is reflected in Other Assets less Liabilities.  See Note 1.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Staples	100.0%	0.0%
Materials	0.0%	100.0%
	100.0%	100.0%
AFA

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

	Security					Security
Shares	Description			Value	Principal	Description	Rate	Maturity	Value
Long Positions - 28.3%
Common Stock - 0.2%					$1,350,000	Mueller Water Products, Inc.	7.38%	06/01/17	$1,378,687
Consumer Staples - 0.2%									4,585,535
3,472	Neogen Corp. (a)			$137,144	Information Technology - 2.0%
					1,000,000	EarthLink Holdings Corp.	7.38	06/01/20	1,030,500
Financial - 0.0%					500,000	Jazz Technologies, Inc.	8.00	06/30/15	510,625
163,445	Coventree, Inc. (b)			0					1,541,125
					Materials - 1.3%
Total Common Stock					1,000,000	ArcelorMittal	4.25	02/25/15	1,006,250
(Cost $461,559)				137,144
					Telecommunication Services - 2.5%
	Security				750,000	FairPoint Communi-cations, Inc. (c)	8.75	08/15/19	789,375
Principal	Description	Rate	Maturity	Value	250,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	243,125
Fixed Income Securities - 22.8%					750,000	Windstream Corp.	7.88	11/01/17	835,313
Corporate Convertible Bonds - 1.3%									1,867,813
Consumer Discretionary - 1.3%					Total Corporate Non-Convertible Bonds
$1,000,000	Navistar International Corp.	3.00%	10/15/14	998,755	(Cost $16,359,350)				16,295,976

Total Corporate Convertible Bonds					Syndicated Loans - 0.0%
(Cost $1,000,276)				998,755	2,319,942	Cinram International, Inc. (b)(d) (Cost $1,536,024)	10.25	12/31/49	19,772

Corporate Non-Convertible Bonds - 21.5%					Total Fixed Income Securities
Consumer Discretionary - 3.2%					(Cost $18,895,650)				17,314,503
750,000	HD Supply, Inc.	8.13	04/15/19	813,750	Short-Term Investments - 5.3%
567,000	K Hovnanian Enterprises, Inc.	11.88	10/15/15	615,195	Commercial Paper (e) - 5.3%
495,000	K Hovnanian Enterprises, Inc.	7.50	05/15/16	516,037	1,000,000	Enbridge Energy Partners	0.35	10/23/14	999,860
500,000	MGM Resorts International	6.63	07/15/15	515,000	1,500,000	Talisman Energy, Inc.	0.61	10/02/14	1,499,970
				2,459,982	1,500,000	Thermo Fisher Scientific	0.35	10/02/14	1,499,970
Consumer Staples - 1.3%					Total Commercial Paper
1,000,000	Cenveo Corp.(c)	6.00	08/01/19	942,500	(Cost $3,999,746)				3,999,800
					Total Short-Term Investments
Energy - 1.1%					(Cost $3,999,746)				3,999,800
500,000	Gastar Exploration, Inc.	8.63	05/15/18	517,500	Total Long Positions - 28.3%
321,000	Walter Energy, Inc. (c)	9.50	10/15/19	293,715	(Cost $23,356,955)*				$21,451,447
				811,215	Total Short Positions - (0.2)%
Financial - 4.1%					(Proceeds $(132,170))*				(131,823)
1,000,000	Ally Financial, Inc.	4.63	06/26/15	1,016,400	Other Assets & Liabilities, Net – 71.9%				54,657,683
750,000	CIT Group,	4.75	02/15/15	758,906	Net Assets – 100.0%				$75,977,307
	Inc. (c)
750,000	Realogy Group, LLC (c)	7.63	01/15/20	806,250
500,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (c)	3.38	05/01/16	500,000
				3,081,556
Industrial - 6.0%
753,000	American Piping Products, Inc.(c)	12.88	11/15/17	824,535
1,250,000	Graphic Packaging International, Inc.	7.88	10/01/18	1,304,813
1,000,000	International Wire Group Holdings, Inc.(c)	8.50	10/15/17	1,077,500

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2014

	Security
Shares	Description	Value
Short Positions - (0.2)%
Common Stock - (0.2)%
Materials - (0.2)%
(2,305)	FMC Corp. (Proceeds $(132,170))	$(131,823)

Total Short Positions - (0.2)%
(Proceeds $(132,170))		$(131,823)

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2014

LLC	Limited Liability Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $19,772 or 0.0% of net assets.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $5,992,781 or 7.9% of net assets.
(d)	Security is currently in default and is on scheduled interest or principal payment.
(e)	Rate presented is yield to maturity.

At September 30, 2014, the Fund held the following credit default swap agreements:
Credit Default Swaps - Buy Protection
Counterparty	Reference Entity / Obligation	Pays Rate	Termination Date	Credit Spread as of 09/30/14 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Deutsche Bank Alex Brown, Inc.	Carnival Corp., 6.65%, 01/15/28	1.00%	09/20/19	0.64%	$5,000,000	$(5,958)
Deutsche Bank Alex Brown, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00%	12/20/19	0.72	5,000,000	(4,873)
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00%	12/20/19	0.82	5,000,000	15,359
Barclays	Nordstrom, Inc., 6.95%, 03/15/28	1.00%	09/20/19	0.61	5,000,000	3,960
BNP Paribas	Ryder System, Inc., 6.95%, 12/01/25	1.00%	12/20/19	0.59	10,000,000	(13,193)
BNP Paribas	Ryder System, Inc., 6.95%, 12/01/25	1.00%	09/20/19	0.56	5,000,000	(28,516)
Goldman Sachs & Co.	Southwest Airlines Co., 5.13%, 03/01/14	1.00%	09/20/19	0.56	10,000,000	(32,284)
						$(65,505)

(1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

AFA
At September 30, 2014, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
(150)	S&P 500 Index E-mini Future	12/23/14	$(14,896,265)	$155,015

AFA

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$15,836
Gross Unrealized Depreciation	(1,920,997)
Net Unrealized Depreciation	$(1,905,161)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2014

Level 1	Level 2	Level 3	Tota
Assets
Investments At Value
Common Stock
Consumer Staples	$137,144	$-	$-	$137,144
Corporate Convertible Bonds	-	998,755	-	998,755
Corporate Non-Convertible Bonds	-	16,295,976	-	16,295,976
Syndicated Loans	-	-	19,772	19,772
Commercial Paper	-	3,999,800	-	3,999,800
Total Investments At Value	$137,144	$21,294,531	$19,772	$21,451,447

Other Financial Instruments**
Credit Default Swaps	-	19,319	-	19,319
Futures	155,015	-	-	155,015
Total Other Financial Instruments**	$155,015	$19,319	$-	$174,334
Total Assets	$292,159	$21,313,850	$19,772	$21,625,781

Liabilities
Securities Sold Short
Common Stock	$(131,823)	$-	$-	$(131,823)
Total Securities Sold Short	$(131,823)	$-	$-	$(131,823)
Other Financial Instruments**
Credit Default Swaps	-	(84,824)	-	(84,824)
Total Liabilities	$(131,823)	$(84,824)	$-	$(216,647)

**
Other Financial instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Syndicated Loans
Balance as of 03/31/14	$36,962	$-
Change in Unrealized Appreciation / (Depreciation)	(36,962)	-
Transfers In	-	19,772
Balance as of 09/30/14	$0	$19,772
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/14***	$(36,962)	$(53,221)

*** The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the period ended September 30, 2014.

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $1,192,639,104 and $23,356,955, respectively)	$1,482,026,897	$21,451,447
Deposits with brokers	606,904,891	17,170,647
Cash	566,781,994	25,311,805
Foreign currency (Cost $41,893 and $0, respectively)	40,978	-
Receivables:
Fund shares sold	2,448,983	45,989
Investment securities sold	14,816,740	28,144,395
Dividends and interest	6,599,874	409,041
Variation margin	2,750,875	30,000
Swap premiums paid	-	165,523
Unrealized gain on swap agreements	21,958	70,517
Prepaid expenses	77,580	17,803
Total Assets	2,682,470,770	92,817,167

LIABILITIES
Swap premiums received	412,583	932,582
Unrealized loss on swap agreements	17,183	136,022
Securities sold short, at value (Proceeds $647,838,536 and $132,170, respectively)	600,364,217	131,823
Call options written, at value (Premiums received $7,098,091 and $0, respectively)	9,437,422	-
Put options written, at value (Premiums received $7,419,984 and $0, respectively)	3,947,330	-
Payables:
Investment securities purchased	32,872,218	15,435,126
Fund shares redeemed	13,648,628	100,012
Dividends and interest on securities sold short	448,612	20,265
Variation margin	296,533	-
Other	-	2,222
Accrued Liabilities:
Investment adviser fees	2,700,597	75,285
Trustees’ fees and expenses	885	46
Fund services fees	103,365	6,477
Other expenses	57,665	-
Total Liabilities	664,307,238	16,839,860

NET ASSETS	$2,018,163,532	$75,977,307

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$1,812,761,934	$69,014,443
Distributions in excess of net investment income	(7,809,340)	(2,587,305)
Accumulated net realized gain (loss)	(136,957,057)	11,365,819
Net unrealized appreciation (depreciation)	350,167,995	(1,815,650)
NET ASSETS	$2,018,163,532	$75,977,307

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	173,988,327	6,585,839
R Shares	5,535,125	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,956,678,376 and $75,977,307, respectively)	$11.25	$11.54
R Shares (based on net assets of $61,485,156 and $0, respectively)	$11.11	$-

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $116,662 and $3,410, respectively)	$10,503,418		$342,905
Interest income	11,412,677		130,089
Total Investment Income	21,916,095		472,994
Adviser
EXPENSES
Investment adviser fees	18,637,661		1,218,468
Fund services fees	512,673		44,742
Transfer agent fees:
Institutional Shares	74,901		7,920
R Shares	55,333		-
Distribution fees:
R Shares	80,408		-
Custodian fees	220,908		61,670
Registration fees:
Institutional Shares	29,370		14,218
R Shares	11,219		-
Professional fees	137,758		41,663
Trustees' fees and expenses	59,460		2,553
Dividend expense on securities sold short	6,916,947	#	142,464	#
Interest expense	1,979,714	0	131,157	1
Miscellaneous expenses	1,019,864		86,751
Total Expenses	29,736,216		1,751,606
Fees waived and expenses reimbursed	-		(613,980)
Net Expenses	29,736,216		1,137,626

NET INVESTMENT LOSS	(7,820,121)		(664,632)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	173,612,104		13,411,192
Foreign currency transactions	927,114		85
Futures	1,913,546		1,187,626
Securities sold short	(47,844,449)		673,031
Written options	10,436,715		-
Swaps	(41,129)		(1,100,760)
Net realized gain	139,003,901		14,171,174

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(154,221,862)	$(9,673,229)
Foreign currency translations	(49,523)	(151)
Futures	4,597,261	(292,988)
Securities sold short	75,480,735	195,472
Written options	(3,448,942)	-
Swaps	(128,884)	279,088
Net change in unrealized appreciation (depreciation)	(77,771,215)	(9,491,808)
NET REALIZED AND UNREALIZED GAIN	61,232,686	4,679,366
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,412,565	$4,014,734

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND

March 31, 2013		Shares		Shares
NET ASSETS MARCH 31, 2013	$3,888,247,009	$ 3,888,247,009	$382,447,196	$382,447,196

OPERATIONS
Net investment loss	(30,303,611)		(5,394,899)
Net realized gain	22,259,907		18,869,082
Net change in unrealized appreciation (depreciation)	(66,691,606)		(28,275,824)
Decrease in Net Assets Resulting from Operations	(74,735,310)		(14,801,641)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	840,977,946	75,443,988	61,461,658	5,391,862
R Shares	24,205,043	2,185,483	-	-
Redemption of shares:
Institutional Shares	(1,870,531,696)	(168,395,529)	(313,898,796)	(27,820,270)
R Shares	(43,899,849)	(3,980,271)	-	-
Decrease in Net Assets from Capital Share Transactions	(1,049,248,556)	(94,746,329)	(252,437,138)	(22,428,408)
Decrease in Net Assets	(1,123,983,866)		(267,238,779)
March 31, 2014
NET ASSETS MARCH 31, 2014 (Including line (a))	$2,764,263,143		$115,208,417

OPERATIONS
Net investment loss	(7,820,121)		(664,632)
Net realized gain	139,003,901		14,171,174
Net change in unrealized appreciation (depreciation)	(77,771,215)		(9,491,808)
Increase in Net Assets Resulting from Operations	53,412,565		4,014,734

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	166,365,314	14,907,417	3,801,242	337,387
R Shares	6,848,415	620,214	-	-
Redemption of shares:
Institutional Shares	(959,565,877)	(86,000,376)	(47,047,086)	(4,195,188)
R Shares	(13,160,028)	(1,194,568)	-	-
Decrease in Net Assets from Capital Share Transactions	(799,512,176)	(71,667,313)	(43,245,844)	(3,857,801)
Decrease in Net Assets	(746,099,611)		(39,231,110)
September 30, 2014
NET ASSETS SEPTEMBER 30, 2014 (Including line (b))	$2,018,163,532		$75,977,307

(a) Undistributed (distributions in excess of) net investment income March 31, 2014	$10,781		$(1,922,673)

(b) Distributions in excess of net investment income September 30, 2014	$(7,809,340)		$(2,587,305)

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2014	2014	2013	2012	2011	2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.01	$11.24	$11.09	$10.80	$10.66	$8.79
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)	(0.10)	(0.10)	(0.09)	(0.02)	0.10
Net realized and unrealized
gain (loss)	0.28	(0.13)	0.25	0.45	0.20	1.91
Total from Investment Operations	0.24	(0.23)	0.15	0.36	0.18	2.01
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.02)	(0.04)	(0.14)
Net realized gain	—	—	—	(0.05)	—	—	(b)
Total Distributions to
Shareholders	—	—	—	(0.07)	(0.04)	(0.14)
NET ASSET VALUE, End of Period	$11.25	$11.01	$11.24	$11.09	$10.80	$10.66
TOTAL RETURN	2.18	%(c)	(2.05)%	1.35%	3.36%	1.73%	22.95%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$1,956,678	$2,697,675	$3,799,857	$3,899,319	$3,300,120	$2,116,412
Ratios to Average Net Assets:
Net investment income (loss)	(0.66	)%(d)	(0.85)%	(0.87)%	(0.80)%	(0.20)%	0.98%
Net expense (e)	1.78	%(d)	1.73%	1.73%	1.73%	1.73%	1.78%
Dividend and interest expense	0.76	%(d)	0.72%	0.84%	0.85%	0.53%	0.34%
Gross expense	2.54	%(d)	2.47	%(f)	2.57%	2.58%	2.26	%(f)	2.12	%(f)
PORTFOLIO TURNOVER RATE	31	%(c)	75%	68%	112%	192%	114%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2014	2014	2013	2012	2011	2010
R SHARES
NET ASSET VALUE, Beginning
of Period	$10.90	$11.18	$11.08	$10.82	$10.67	$8.82
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.05)	(0.14)	(0.15)	(0.16)	(0.10)	0.05
Net realized and unrealized
gain (loss)	0.26	(0.14)	0.25	0.47	0.26	1.91
Total from Investment Operations	0.21	(0.28)	0.10	0.31	0.16	1.96
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.01)	(0.11)
Net realized gain	—	—	—	(0.05)	—	—	(b)
Total Distributions to
Shareholders	—	—	—	(0.05)	(0.01)	(0.11)
NET ASSET VALUE, End of Period	$11.11	$10.90	$11.18	$11.08	$10.82	$10.67
TOTAL RETURN	1.93	%(c)	(2.50)%	0.90%	2.87%	1.49%	22.28%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$61,485	$66,589	$88,390	$94,113	$101,868	$93,696
Ratios to Average Net Assets:
Net investment income (loss)	(0.98	)%(d)	(1.23)%	(1.34)%	(1.43)%	(0.95)%	0.52%
Net expense (e)	2.28	%(d)	2.19%	2.14%	2.14%	2.11%	2.22%
Dividend and interest expense	0.78	%(d)	0.73%	0.84%	0.81%	0.53%	0.34%
Gross expense	3.06	%(d)	2.93	%(f)	2.98%	2.95%	2.64	%(f)	2.56	%(f)
PORTFOLIO TURNOVER RATE	31	%(c)	75%	68%	112%	192%	114%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes dividend and interest expense.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2014		2014	2013	2012	2011	2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.03		$11.63	$11.59	$12.41	$11.77	$10.57
INVESTMENT OPERATIONS
Net investment loss (a)	(0.09)		(0.22)	(0.26)	(0.25)	(0.13)	(0.11)
Net realized and unrealized
gain (loss)	0.60		(0.38)	0.30	(0.21)	0.95	2.11
Total from Investment Operations	0.51		(0.60)	0.04	(0.46)	0.82	2.00
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	—	—	—	(0.01)
Net realized gain	—		—	—	(0.36)	(0.18)	(0.75)
Return of capital	—		—	—	—	—	(0.04)
Total Distributions to
Shareholders	—		—	—	(0.36)	(0.18)	(0.80)
NET ASSET VALUE, End of Period	$11.54		$11.03	$11.63	$11.59	$12.41	$11.77
TOTAL RETURN	4.72	%(b)	(5.16)%	0.34%	(3.68)%	6.98%	19.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$75,977	$115,208		$382,447	$510,921	$593,127	$285,639
Ratios to Average Net Assets:
Net investment loss	(1.50	)%(c)	(1.95)%	(2.25)%	(2.12)%	(1.05)%	(0.90)%
Net expense (d)	1.95	%(c)	2.80%	2.95%	2.95%	2.95%	2.95%
Dividend and interest expense	0.62	%(c)	0.39%	0.99%	0.61%	0.42%	0.46%
Gross expense (e)	3.95	%(c)	3.44%	4.00%	3.58%	3.42%	3.66%
PORTFOLIO TURNOVER RATE	83	%(b)	157%	205%	430%	630%	597%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Excludes dividend and interest expense.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 1. Organization

Absolute Strategies Fund and Absolute Credit Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Credit Opportunities Fund currently offers Institutional Shares. Absolute Credit Opportunities Fund commenced operations on October 21, 2008. Absolute Credit Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed Absolute Credit Opportunities Fund.  In this regard, the majority of the Fund’s positions were temporarily replaced with cash which is reflected in these financial statements.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities such as shares of exchange traded funds and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non exchange traded open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include

46	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2014, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

47	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Notional amounts of each individual futures contract outstanding as of September 30, 2014, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2014, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2014, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written. There were no written options outstanding at September 30, 2014, for the Absolute Credit Opportunities Fund.

48	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Transactions in written options during the period ended September 30, 2014, were as follows:

Absolute Strategies Fund	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2014	(53,272)	$(16,192,614)	(95,147)	$(18,544,009)
Options written	(4,318)	(653,342)	(10,906)	(2,828,497)
Options terminated in closing transactions	36,751	9,734,297	59,959	13,813,958
Options expired	226	13,568	688	138,564
Options Outstanding, September 30, 2014	(20,613)	$(7,098,091)	(45,406)	$(7,419,984)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2014, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2014, if any, are disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options

49	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Written.  The Funds did not enter into any interest rate swaps during the period ended September 30, 2014.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2014, the Absolute Strategies and Absolute Credit Opportunities Fund held $566,531,994 and $25,061,805, respectively, as cash reserves at Citibank, N.A. that exceeded the FDIC insurance limit.

50	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to reduce its advisory fee through July 31, 2014, for Absolute Strategies Fund, to 1.55% on average net assets exceeding $4.5 billion but less then $5 billion, and to 1.50% on average net assets exceeding $5 billion. The Adviser has also contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Credit Opportunities Fund to 1.95% for the period January 1, 2014 to August 1, 2015. The Adviser waived fees of $613,980, for Absolute Credit Opportunities Fund, for the period ended September 30, 2014.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$501,476,835	$1,185,988,397	$32,897,885	$39,827,718

Absolute Credit Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$33,594,141	$76,439,945

51	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2014, for any derivative type during the period is as follows:

	Absolute Strategies	Absolute Credit Opportunities
Forward Currency Contracts	$57,439,732	$-
Futures	2,540,309,475	94,794,235
Purchased Options	20,220,698	55,103
Written Options	(3,481,839)	-
Credit Default Swaps	60,000,000	75,000,000

Each Fund’s use of derivatives during the period ended September 30, 2014, was limited to credit default swaps, options, forward currency contracts and futures contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2014:

Absolute Strategies Fund
Location:	Credit Contracts	Equity Contracts	Interest Contracts
Asset derivatives:
Unrealized gain on swap agreements	$21,958	$-	$-
Receivable – variation margin	-	2,726,812	24,063
Total investments, at value	-	10,897,888	-
Total asset derivatives	$21,958	$13,624,700	$24,063

Liability derivatives:
Swap premiums received	(412,583)	-	-
Unrealized loss on swap agreements	(17,183)
Payable – variation margin	-	(291,189)	(5,344)
Call options written, at value	-	(9,437,422)	-
Put options written, at value	-	(3,947,330)	-
Total liability derivatives	$(429,766)	$(13,675,941)	$(5,344)

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$165,523	$-
Unrealized gain on swap agreements	70,517
Receivable – variation margin	-	30,000
Total asset derivatives	$236,040	$30,000

Liability derivatives:
Swap premiums received	(932,582)	-
Unrealized loss on swap agreements	(136,022)	-
Total liability derivatives	$(1,068,604)	$-

52	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2014, by each Fund are recorded in the following locations on the Statements of Operations:

Absolute Strategies Fund
Location:	Credit Contracts	Currency Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$(41,129)	$-	$-	$-	$-
Futures	-	6,297,700	(3,840,164)	-	(543,990)
Investments	-	-	(12,606,905)	-	-
Written options	-	-	10,436,715	-	-
Foreign currency transactions	-	-	-	27,983	-
Total net realized gain (loss)	$(41,129)	$6,297,700	$(6,010,354)	$27,983	$(543,990)

Net change in unrealized appreciation (depreciation) on:
Swaps	(128,884)	-	-	-	-
Futures	-	(1,276,800)	5,834,765	-	39,296
Investments	-	-	(847,592)	-	-
Written options	-	-	(3,448,942)	-	-
Foreign currency translations	-	-	-	17,414	-
Total net change in unrealized appreciation (depreciation)	$(128,884)	$(1,276,800)	$1,538,231	$17,414	$39,296

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(1,100,760)	$-
Futures	-	1,187,626
Investments	-	(60,175)
Total net realized gain (loss)	$(1,100,760)	$1,127,451

Net change in unrealized appreciation (depreciation) on:
Swaps	(9,673,229)	-
Futures	-	(292,988)
Investments	-	(1)
Total net change in unrealized appreciation (depreciation)	$(9,673,229)	$(292,989)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund
Assets:
Over-the-counter derivatives*	$13,860,721	$-	$(13,860,721)	$-
Liabilities:
Over-the-counter derivatives*	(14,111,051)	13,384,752	726,299	-

Absolute Credit Opportunities Fund
Assets:
Over-the-counter derivatives*	$266,040	$-	$(266,040)	$-
Liabilities:
Over-the-counter derivatives*	(1,068,604)	-	1,068,604	-

*
Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

53	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 8. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation	Total

Absolute Strategies Fund	$(121,987,776)	$273,976,809	$151,989,033
Absolute Credit Opportunities Fund	(2,329,172)	5,277,302	2,948,130

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, registered investment companies, partnerships, currency contracts and credit default swaps.

For tax purposes, the prior deferred late year ordinary loss was $1,001,160 (realized during the period January 1, 2014 through March 31, 2014) for Absolute Credit Opportunities Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2014.

Absolute Strategies Fund and Absolute Credit Opportunities Fund had $121,987,776 and $1,328,012, respectively, of available short term capital loss carryforwards that have no expiration date.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

54	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Investment Advisory Agreement Approval

At the September 12, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the subadvisory agreements between the Adviser and the following subadvisers to the Absolute Funds: Harvest Capital Strategies LLC; Mohican Financial Management, LLC and Pine Cobble Capital, LLC. In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Subadvisory Agreements for the Absolute Funds, the Board reviewed written materials furnished by the Subadvisers and the administrator, including information regarding the Subadvisers' personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Subadvisers is an ongoing one that extends over multiple review periods and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and services provided by the Adviser and, under certain circumstances, by the Subadvisers.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Subadvisers, including information on the investment performance of the Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Funds; (3) the advisory fee and total expense ratio each Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Subadvisers from their respective relationships with the Funds.

Absolute Credit Opportunities Fund – Mohican Financial Management, LLC

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed Mohican’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of Mohican’s resources and the quality of services to be provided by Mohican under the Subadvisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at Mohican who would have responsibility for the managed portion of the Fund (“Managed Portion”). The Board considered the investment philosophy and decision-making process of those professionals and the capability and integrity of Mohican’s senior management and staff. The Board also evaluated the quality of Mohican’s services with respect to regulatory compliance and compliance with client investment policies and restrictions. In this regard, the Board considered the compliance program of Mohican to ensure compliance with certain investment limitations imposed by the Investment Company Act of 1940. In addition, the Board took into consideration the Adviser’s recommendation with respect to Mohican and noted that, since 2007, Mohican had provided investment subadvisory services for a portion of the Absolute Strategies Fund, another series of the Trust that is also managed by the Adviser (“Comparable Fund”). The Board noted Mohican’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Fund by Mohican under the Subadvisory Agreement.

Cost of Services and Profitability

The Board did not consider information regarding the costs of services provided or profits realized by Mohican from its relationship with the Fund, noting instead the arms-length nature of the relationship between the Adviser and Mohican with respect to the negotiation of the subadvisory fee rate on behalf of the Fund. The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory

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Agreement. The Board concluded that Mohican’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed the historical performance of Mohican in managing accounts in a style substantially similar to that to be employed on behalf of the Fund, including Mohican’s performance with regard to the Comparable Fund. The Board, in particular, evaluated Mohican’s one-year, seven-year, and since-inception performance with respect to Mohican’s portion of the Comparable Fund, as managed pursuant to its small- and mid-capitalization convertible arbitrage strategy through July 31, 2014. The Board also reviewed the performance of the Comparable Fund as compared to the Dow Jones Credit Suisse Convertible Arbitrage Hedge Fund Index (the “Index”). The Board noted that the Comparable Fund had outperformed the Index for the seven-year and since-inception periods ended December 31, 2013. In addition, the Board considered the Adviser’s evaluation of the Comparable Fund’s performance and rationale for seeking to allocate a portion of the Fund’s assets to Mohican for management. The Board further considered Mohican’s performance against four peers with similar investment styles, noting that Mohican outperformed the median of the four peers for the period January 1, 2007 through July 31, 2014. Based on this review and all of the relevant facts and circumstances, the Board concluded that Mohican’s management of the Managed Portion could benefit the Fund and its shareholders.

Compensation

The Board reviewed Mohican’s proposed compensation for providing subadvisory services to the Fund. The Board noted that the total advisory fee paid by the Fund to the Adviser had been reduced in connection with the Board’s approval of the Advisory Agreement between the Adviser and the Fund on September 12, 2014 and that, because the subadvisory fees are paid by the Adviser and not the Fund, the addition of Mohican would not change the total management fee paid by the Fund. The Board also noted that the new fees under the Subadvisory included breakpoints in the fee payable to Mohican. The Board further considered that the Adviser contractually agreed to waive its fee and/or reimburse certain Fund expenses so that the total annual net operating expenses to not exceed 1.95% through August 1, 2017. The Board also noted Mohican’s representation that it does not manage any portfolio of assets using the same strategy to be employed for the Fund with a fee rate lower than the proposed subadvisory fee rate. After consideration of these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Mohican was not excessive in light of the services to be provided to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the Subadvisory Agreement, noting the presence of breakpoints in the fee schedule under the Subadvisory Agreement. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted Mohican’s representation that soft dollar research, which was small by comparison with the subadvisory fee paid to Mohican, represented the only ancillary benefit received as a result of its relationship with the Fund. As a result, other benefits accrued by Mohican were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Fund is a multi-manager Fund for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment

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objective, the Board gave significant weight to the Adviser’s recommendation that Mohican be appointed as a Subadviser to the Fund and to the Adviser’s representation that the appointment of Mohican would positively contribute to the Adviser’s successfully executing the overall strategy of the Fund. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Absolute Strategies Fund – Harvest Capital Strategies, LLC

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed Harvest’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of Harvest’s resources and the quality of services to be provided by Harvest under the Subadvisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at Harvest who would have responsibility for the managed portion of the Fund (“Managed Portion”). The Board considered the investment philosophy and decision-making process of those professionals and the capability and integrity of Harvest’s senior management and staff. The Board also evaluated the quality of Harvest’s services with respect to regulatory compliance and compliance with client investment policies and restrictions. In addition, the Board took into consideration the Adviser’s recommendation with respect to Harvest and noted that, since 2013, Harvest had provided investment subadvisory services for a portion of the Absolute Opportunities Fund, another series of the Trust that is also managed by the Adviser (“Comparable Fund”). The Board noted Harvest’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Fund by Harvest under the Subadvisory Agreement.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services provided or profits realized by Harvest from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and Harvest with respect to the negotiation of the subadvisory fee rate on behalf of the Fund. The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. The Board concluded that Harvest’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed the historical performance of Harvest in managing accounts in a style substantially similar to that to be employed on behalf of the Fund, including Harvest’s performance with regard to the Comparable Fund. The Board, in particular, evaluated the performance Harvest achieved for its sleeve of the Absolute Opportunities Fund pursuant to its agriculture-focused long/short hedged equity strategy (the “Comparable Fund”), including as compared to the Market Vectors Agribusiness Index (the “Index”). The Board noted that Harvest had advised the Comparable Fund for only a short period in 2014, but had outperformed the Index for the majority of the period. The Board further noted that other accounts managed by Harvest using a substantially similar strategy achieved performance consistent with that of the Comparable Fund. In addition, the Board considered the Adviser’s evaluation of the Comparable Fund’s performance and rationale for seeking to allocate a portion of the Fund’s assets to Harvest for management. Based on this review and all of the relevant facts and circumstances, the Board concluded that Harvest’s management of its portion of the Fund could benefit the Fund and its shareholders.

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Compensation

The Board reviewed Harvest’s proposed compensation for providing subadvisory services to the Fund and noted that the addition of Harvest would not change the total advisory fee paid by the Fund to the Adviser because the subadvisory fees are paid by the Adviser and not the Fund.

The Board considered that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and the Fund on March 21, 2014. The Board specifically considered that the Adviser’s advisory fee rate and the total expense ratio of the Fund were each the highest for its Lipper, Inc. (“Lipper”) peer group. The Board noted the Adviser’s representation that the Fund more closely relates to a hedge fund than the mutual funds in the peer group and that such hedge funds’ fees typically consist of a much higher base advisory fee and an additional performance fee.

The Board noted that it is difficult to make meaningful comparison of the Fund’s expense ratios to those of its peer group due to variations between the services provided by the Adviser to the Fund and those included in the fees paid by other funds. The Board further noted that the Adviser had entered into an agreement to waive its advisory fees at certain breakpoints. The Board also noted Harvest’s representation that it does not manage any portfolio of assets using the same strategy to be employed for the Fund with a fee rate lower than the proposed subadvisory fee rate. After consideration of these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Harvest was not excessive in light of the services to be provided to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the Subadvisory Agreement. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted Harvest’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, other benefits accrued by Harvest were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Fund is a multi-manager Fund for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, the Board gave significant weight to the Adviser’s recommendation that Harvest be appointed as a Subadviser to the Fund and to the Adviser’s representation that the appointment of Harvest would positively contribute to the Adviser’s successfully executing the overall strategy of the Fund. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

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Absolute Strategies Fund – Pine Cobble Capital, LLC

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed Pine Cobble’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of Pine Cobble’s resources and the quality of services to be provided by Pine Cobble under the Subadvisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at Pine Cobble who would have responsibility for the managed portion of the Fund (“Managed Portion”). The Board considered the investment philosophy and decision-making process of those professionals and the capability and integrity of Pine Cobble’s senior management and staff. The Board also evaluated the quality of Pine Cobble’s services with respect to regulatory compliance and compliance with client investment policies and restrictions. In addition, the Board took into consideration the Adviser’s recommendation with respect to Pine Cobble and noted that, since 2011, Pine Cobble had provided investment subadvisory services for a portion of the Absolute Opportunities Fund, another series of the Trust that is also managed by the Adviser (“Comparable Fund”). The Board noted Pine Cobble’s representation that it is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Fund by Pine Cobble under the Subadvisory Agreement.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services provided or profits realized by Pine Cobble from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and Pine Cobble with respect to the negotiation of the subadvisory fee rate on behalf of the Fund. The Board noted that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. The Board concluded that Pine Cobble’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed the historical performance of Pine Cobble in managing accounts in a style substantially similar to that to be employed on behalf of the Fund, including the performance Pine Cobble achieved for its sleeve of the Comparable Fund over the one-year and three-year periods ended July 31, 2014. The Board also reviewed the performance of the Comparable Fund as compared to the S&P 500 Index (the “S&P 500 Index”) and the Global Hedge Fund Index (the “HFRX Index”). The Board noted that the Comparable Fund had outperformed the S&P 500 Index and HFRX Index, for the one-year period ended July 31, 2014. The Board also noted that the Comparable Fund had outperformed the HFRX Index, but underperformed the S&P 500 Index, for the three-year period ended July 31, 2014. In addition, the Board considered the Adviser’s evaluation of the Comparable Fund’s performance and rationale for seeking to allocate a portion of the Fund’s assets to Pine Cobble for management. Based on this review and all of the relevant facts and circumstances, the Board concluded that Pine Cobble’s management of its portion of the Fund could benefit the Fund and its shareholders.

Compensation

The Board reviewed Pine Cobble’s proposed compensation for providing subadvisory services to the Fund and noted that the addition of Pine Cobble would not change the total advisory fee paid by the Fund to the Adviser because the subadvisory fees are paid by the Adviser and not the Fund.

The Board considered that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and the Fund on March 21, 2014. The Board specifically considered that the Adviser’s advisory fee rate and the total expense ratio of the Fund were each the highest for its Lipper peer group. The Board noted the Adviser’s representation that the Fund more closely relates to a hedge fund than the mutual funds in the peer

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group and that such hedge funds’ fees typically consist of a much higher base advisory fee and an additional performance fee.

The Board noted that it is difficult to make meaningful comparison of the Fund’s expense ratios to those of its peer group due to variations between the services provided by the Adviser to the Fund and those included in the fees paid by other funds. The Board further noted that the Adviser had entered into an agreement to waive its advisory fees at certain breakpoints. The Board also noted Pine Cobble’s representation that it does not manage any portfolio of assets using the same strategy to be employed for the Fund with a fee rate lower than the proposed subadvisory fee rate. After consideration of these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Pine Cobble was not excessive in light of the services to be provided to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale with respect to the Subadvisory Agreement. The Board determined that because the Adviser, and not the Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted Pine Cobble’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, other benefits accrued by Pine Cobble were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Fund is a multi-manager Fund for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund’s investment objective, the Board gave significant weight to the Adviser’s recommendation that Pine Cobble be appointed as a Subadviser to the Fund and to the Adviser’s representation that the appointment of Pine Cobble would positively contribute to the Adviser’s successfully executing the overall strategy of the Fund. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,021.80	$12.87	2.54%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.33	$12.81	2.54%
R Shares
Actual	$1,000.00	$1,019.26	$15.49	3.06%
Hypothetical (5% return before taxes)	$1,000.00	$1,009.73	$15.42	3.06%

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
Absolute Credit Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,047.19	$13.19	2.57%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.18	$12.96	2.57%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

61	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

**INVESTMENT ADVISER**

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

**TRANSFER AGENT**

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

**DISTRIBUTOR**

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0914

TABLE OF CONTENTS

Beck, Mack & Oliver International Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	8
Portfolio Profile	10
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	20
Performance Chart and Analysis	25
Portfolio Profile	26
Schedule of Investments	27
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31

Notes to Financial Statements	32
Additional Information	39

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Dear Shareholders:

The Beck, Mack & Oliver International Fund (the “International Fund”) ended its semi-annual period on September 30, 2014 with a net asset value of $18.84 per share, realizing a return of 1.84% for the six-month period (the “reporting period”). The International Fund’s semi-annual return compares with a return of -0.50% for the International Fund’s new benchmark, the MSCI All-Country World Index except U.S.1 (“MSCI ACWI ex U.S.” or the “Benchmark”), and a -2.16% return for the MSCI World Index2 (“MSCI World”). For a longer-term perspective, the International Fund’s average annual returns as of September 30, 2014, were as follows:

Average Annual Total Return as of 09/30/2014	Six Month	Year to Date	One Year	Five Years	Ten Years	Fifteen Years	Since Inception (12/08/93)
Beck, Mack & Oliver International Fund	1.84%	1.73%	4.51%	6.18%	6.12%	4.31%	7.46%
MSCI ACWI ex U.S. Index	-0.50%	0.00%	4.77%	6.03%	7.06%	N/A1	N/A1
MSCI World Index	-2.16%	2.59%	12.20%	10.86%	7.12%	4.12%	7.26%
MSCI EAFE Index3	-5.88%	-2.03%	4.25%	6.03%	6.32%	3.87%	5.98%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 2.22%. However, the International Fund’s adviser has agreed to contractually waive its fee and/or reimburse expenses such that total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) do not exceed 1.50%, which is in effect until July 31, 2015. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.

Recent Results
The International Fund’s recent results have been encouraging with the International Fund outperforming its Benchmark during the most recent reporting period. Despite this positive outperformance, we expect the International Fund’s returns

1
The MSCI World Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI World includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI World does not include expenses. The Global Fund is professionally managed while the MSCI World is unmanaged and is not available for investment.

2
The MSCI World measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI World includes reinvestment of dividends and income and does not include expenses. The MSCI World is unmanaged and is not available for investment.

3
The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada. The total return of the MSCI EAFE Index includes the reinvestment of dividends and income and does not include expenses. The MSCI EAFE Index is unmanaged and is not available for investment.

2

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

to regularly diverge from our Benchmark in the short-term as we look to invest in approximately 25 to 35 of our best ideas in both developed and emerging markets. We believe this focus enables the International Fund to seek the highest possible returns over a 3 to 5 year period through pursuit of investment opportunities “off the beaten path” where we are likely to face fewer institutional competitors and greater market inefficiency and have more opportunities to invest in what we believe to be great, undiscovered businesses in growing parts of the world.

Before we review specific securities, two factors that benefitted the portfolio in the reporting period should be noted.  First, our cash holdings have steadily increased from 13% at our March 31, 2014 fiscal year-end to 22% as we sold positions that reached our estimates of fair value. Secondly, Huntingdon Capital, our largest position, announced on August 12, 2014 that it would be acquired by Slate Capital in an all-cash transaction.  The transaction, which is set to close in November 2014, would provide a 13% premium to the closing market price before the announcement. Our Huntingdon position, which behaved like cash, has been largely immune to the recent difficult market environment. As a result of the positions we have exited or expect to exit and the subsequent level of cash held by the International Fund, we will be in a position to exploit market opportunities to buy more of our existing ideas that we like as well as new ideas at attractive prices.

Below are the top-5 contributors/detractors to/from portfolio performance during the reporting period.

	Weight	Return	Portfolio Contribution4
Dewan Housing Finance Corp.	3.0%	48.9%	1.0%
Coal India, Ltd.	1.9%	14.7%	1.0%
Huntingdon Capital Corp.	8.9%	10.5%	0.9%
Dufry AG	6.2%	-11.4%	-0.7%
Wheelock and Co., Ltd.	2.9%	26.0%	0.7%
Total for Top 5 Contributors/Detractors			2.9%
Total Return for Reporting Period5			2.5%
Source: S&P Capital IQ

Dewan Housing Finance Corp. is a residential mortgage lender to low- and mid-income borrowers in second- and third-tier cities in India. At the time of our investment, Dewan traded for 4.6x price/earnings (“P/E”) and 0.8x book value despite earning a high double-digit return on equity and growing earnings per share from 20 rupees (“Rs”) to 38 Rs in the last three years. Part of our thesis is that the benefits of Dewan’s growth are self-reinforcing. If Dewan’s assets continue to grow, we would expect the company’s higher-than-average funding costs to decline, driving potentially faster earnings-per-share (“EPS”) growth as well as a higher P/E multiple as the company reaches a market size attractive to larger institutional shareholders. During the reporting period, Dewan advanced 49% following a credit-rating upgrade by CARE, a major credit-rating agency in India, which lowered the company’s cost of funding, which we believe will increase earnings power.

4
Portfolio Contribution is the return of a security multiplied by the security’s weight in the portfolio or benchmark. Such weighting is of the public equity securities and cash for the International Fund’s portfolio.

5Represents the total return of the International Fund’s public equity securities and cash holdings for the reporting period.Benchmark during a period when developed markets outperformed emerging markets. The impact of these exposures is evident in the divergent performance between the MSCI World, a developed markets index which returned 19.07% for Fiscal Year 2013, and the MSCI Emerging Markets Index4 which returned -1.43% for the same period.

3

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Coal India, a major coal producer, was another big winner during the reporting period. Coal India is a state-owned enterprise (“SOE”) and the dominant coal producer in India; in late 2010 the company was partially privatized by the Indian government, which retains a 90% ownership stake. Our investment in the company was based on two factors. First, unlike most commodity producers who are price-takers, Coal India has the ability to set its own prices. Coal India supplies over 80% of coal tons produced in India and derives pricing power from the fact that comparable imported coal is in some cases double the price of domestic coal. There are few coal producers in the world who price their coal based on their costs, most companies produce coal in spite of their costs. Second, as is common to many SOE’s, Coal India is inefficiently run which offers many easy opportunities for cost savings provided the right incentives. As one such example, Coal India’s labor productivity per ton of coal produced is far below most of its privately-owned peers in emerging markets. Should labor productivity converge to peers, the company could increase earnings before interest and taxes (“EBIT”)  by over 70%. The political hurdles to such cost-savings are undoubtedly difficult, but few well-run companies are in the position to benefit from such easily identifiable improvements. At the time of our purchase, Coal India traded for 5.9x enterprise value/earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) and 10x P/E based on current coal prices. Following the unexpected clean-sweep victory of Narendra Modi’s BJP (political) Party in India’s elections, markets came to expect major improvements in Coal India as the BJP has made improving energy supplies, and hence coal production, an important policy initiative. Coal India appreciated from a low of Rs 250 per share to Rs 341 per share and also paid us a special dividend of Rs 30 per share, a return of 50% during the reporting period.

The table below provides details of the International Fund’s top-10 positions at the end of the reporting period as well as positions added and exited during the reporting period.

Top 10 Holdings as of 09/30/14	% NAV	New Positions	% NAV	Exited Positions	% NAV6
Huntingdon Capital Corp.	8.4%	Bank Pan Indonesia Tbk PT	2.2%	Aquasition Corp.	2.3%
Dufry AG	5.1%	Oslo Bors VPS Holding ASA	2.2%	G4S PLC	1.1%
Fairfax Financial Holding	4.9%	Phoenix Satellite TV Holdings, Ltd.	3.8%	K1 Ventures, Ltd.	3.0%
Phoenix Satellite TV Holdings, Ltd.	3.8%	Tarkett SA	2.0%	Kinross Gold Corp.	1.1%
Genting BHD	3.2%			Nintendo Co., Ltd.	1.0%
Pannin Financial TBK PT	3.1%			Pacific Rubiales Energy	2.3%
Dewan Housing Finance Corp.	2.8%			Softbank Corp.	0.9%
KCell JSC, ADR	2.5%			Tesco PLC	1.2%
Bank Pan Indonesia Tbk PT	2.2%			UGL, Ltd.	0.9%
Enstar Group, Ltd.	2.2%
Total	38.2%		10.2%		13.8%

New positions
We added four new positions during the reporting period. Phoenix Satellite is a leading satellite television broadcaster in China and was formerly owned by News Corp / Star TV. The company also owns a 53% stake in Phoenix News Media, listed on the NYSE, which operates a news website in China that re-distributes Phoenix content over the internet.  Due to

6Percent of Net Asset Value (“NAV”) for exited positions reflect holdings at the previous reporting period ending 03/31/14.

4

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

concerns over foreign media interference, beginning in 1993 the Chinese government limited satellite television broadcasts to the Guangdong region in Southern China. Despite the limited audience, Phoenix Satellite operates two of the most popular broadcast channels in China, Phoenix Chinese Channel and Phoenix Infonews. These channels, after adjusting for audience penetration, consistently rank among the top-10 most-watched channels alongside state-owned CCTV. In light of these broadcast limitations, Phoenix Satellite’s advertising rates are only a quarter of CCTV’s due to its limited audience, despite comparable popularity. Were existing satellite broadcast regulations to be relaxed, Phoenix Satellite would likely benefit from meaningfully improved advertising revenues that should go straight to the bottom-line. Phoenix Satellite currently trades for a historically low forward consensus P/E ratio of 13x due to market concerns over slowing Chinese ad-revenue growth driven by a slowing economy.

Tarkett, recently listed in France, is the dominant vinyl flooring manufacturer in Russia with a market share of 50%; the company also operates in North America and Europe. The company was previously owned by a 50/50 joint-venture between KKR and the founding Deconinck family. Flooring is an industry that typically trends toward winner-takes-all outcomes due to the importance of distribution and customer service which creates substantial competitive moats. Tarkett therefore has a very good flooring business in Russia, which generates 65% of EBITDA, and this business has substantial growth opportunities due to the age and quality of the country’s existing housing stock. For most of the past decade, Tarkett’s business in Russia has grown in the low double-digits. The stock price is recently depressed due to the ongoing macroeconomic weakness in Russia due to lower oil prices, the conflict in Ukraine and Western sanctions which have slowed GDP growth, and hence flooring sales. We have no crystal ball on the resolution of such concerns, but recognize a franchise business which earns attractive returns on marginal capital invested, a dominant position in the high-growth Russian market, and strong corporate governance due to its ownership by the founding family and KKR. At present this business is available for purchase at a substantial discount to similar franchises in other markets.

Exited positions
We exited nine positions during the reporting period. K1 Ventures was a successful investment in a liquidating private equity portfolio in Singapore which appreciated 34% following the sale of its rail leasing business. Given our estimates of the remaining net asset value, we decided to sell as the share price reached fair value. Our investment in Softbank, which we initiated in 2012, also realized a return of 182% over the almost 3 years the International Fund owned it. Softbank, a mobile operator in Japan, also owns a large minority stake in the Chinese ecommerce company Alibaba. As the market continually revised higher its estimate of Alibaba, Softbank’s share price followed. Following the successful initial public offering (“IPO”) of Alibaba this year, we sold our remaining shares as many investors seeking exposure to Alibaba have switched to owning Alibaba directly. Finally, we disposed of Tesco during the reporting period at a loss

5

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

following worse than expected same-store-sales numbers due to aggressive competition from grocery discounters and erosion of what was formerly a very successful grocery business.

We look forward to updating you further on our progress in March 2015.

Sincerely,

David E. Rappa                                                                                Peter A. Vlachos
Lead Manager                                                                                Co-Manager

Robert C. Beck
Co-Manager

IMPORTANT RISKS AND DISCLOSURE:
On August 1, 2014, the Beck, Mack & Oliver Global Fund changed its name to the Beck, Mack & Oliver International Fund and changed its strategy to primarily invest in equity securities of non-U.S. companies.

There is no assurance that the International Fund will achieve its investment objective.  Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid.  The International Fund’s exposure to foreign currencies may not be fully hedged at all times.  Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

P/E ratio is the valuation of a company’s current share price relative to company earnings. Book value is the total assets of a company minus total liability. EPS is the portion of a company's profit allocated to each outstanding share of common stock. EBIT is an indicator of a company's profitability, calculated as revenue minus expenses, excluding tax and interest. EV/EBITDA is a valuation method often used to compare returns between equivalent companies on a risk-adjusted basis.

The views in this report were those of the International Fund managers as of September 30, 2014 and may not reflect
6

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

7

BECK, MACK & OLIVER INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver International Fund (the “Fund”) compared with the performance of the MSCI World Index (“MSCI World”), the MSCI EAFE Index (“MSCI EAFE”) and the MSCI All Country World Index except U.S. (“MSCI ACWI ex U.S.”) over the past ten fiscal years. The MSCI ACWI ex U.S. recently replaced the MSCI World as the Fund’s primary benchmark effective August 1, 2014, because the investment adviser believes that the MSCI ACWI ex U.S. is the best comparative benchmark for the Fund’s portfolio based on a number of factors, including the current orientation of the portfolio toward non-U.S. securities and the intention to remain focused primarily on non-U.S. markets going forward.  Also, the MSCI ACWI ex U.S. encompasses emerging markets, unlike the MSCI World Index, and over the last five years has become the index standard for international mutual funds where exposure includes both developed and developing markets.  The MSCI  ACWI ex U.S.  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total returns of the benchmark indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the benchmark indices do not include expenses. The Fund is professionally managed while the benchmark indices are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver International Fund vs. MSCI ACWI ex U.S. Index, MSCI World Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended September 30, 2014:	One Year	Five Years	Ten Years
Beck, Mack & Oliver International Fund	4.51%	6.18%	6.12%
MSCI ACWI ex U.S. Index	4.77%	6.03%	7.06%
MSCI World Index	12.20%	10.86%	7.12%
MSCI EAFE Index	4.25%	6.56%	6.32%

8

BECK, MACK & OLIVER INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.22%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through July 31, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

9

BECK, MACK & OLIVER INTERNATIONAL FUND PORTFOLIO PROFILE SEPTEMBER 30, 2014

PORTFOLIO HOLDINGS
% of Total Investments
Financials	27.0%
Real Estate	16.1%
Private Equity Securities	10.0%
Consumer Staples	6.5%
Consumer Discretionary	6.5%
Exploration and Production	5.5%
Media	4.9%
Capital Goods	4.2%
Gaming	4.1%
Telecommunication Services	3.2%
Oil Services	2.8%
Industrials	2.5%
Transportation	2.5%
Energy	1.3%
Shipping	0.9%
Investment Companies	0.8%
Municipal Bonds	0.6%
Warrants	0.6%
100.0%

See Notes to Financial Statements.	10

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

A	Shares	Security Description	Value

Common Stock - 68.0%
Albania - 0.6%
2,651,700	Petromanas Energy, Inc. (a)	$520,893

Bermuda - 2.2%
14,500	Enstar Group, Ltd. (a)	1,976,640

Canada - 16.9%
9,835	Fairfax Financial Holdings, Ltd.	4,406,540
233,500	FAM Real Estate Investment Trust REIT	1,657,507
647,250	Huntingdon Capital Corp. (b)	7,631,534
124,733	Lone Pine Resources Canada, Inc., Class A (a)(c)	66,967
124,733	Lone Pine Resources Canada, Ltd., Common Class (a)(c)	66,967
214,119	Penn West Petroleum, Ltd.	1,451,104
		15,280,619
Chile - 1.8%
17,032,937	Cia Sud Americana de Vapores SA (a)	637,836
616,000	Coca-Cola Embonor SA, B Shares	998,905
		1,636,741
Colombia - 1.9%
6,418,800	Petroamerica Oil Corp. (a)	1,690,742

France - 2.0%
67,000	Tarkett SA	1,793,191

Hong Kong - 8.8%
1,649,000	First Pacific Co., Ltd.	1,718,051
151,510,000	Midland IC&I, Ltd. (a)	839,029
10,470,000	Phoenix Satellite Television Holdings, Ltd.	3,451,863
959,000	Value Partners Group, Ltd.	700,275
252,000	Wheelock & Co., Ltd.	1,204,041
		7,913,259
India - 3.7%
145,000	Coal India, Ltd.	801,421
465,285	Dewan Housing Finance Corp., Ltd.	2,515,899
		3,317,320
Indonesia - 5.3%
24,900,000	Bank Pan Indonesia Tbk PT (a)	1,992,409
123,363,800	Panin Financial Tbk PT (a)	2,814,537
		4,806,946
Japan - 1.6%
8,300	Fanuc Corp.	1,499,184

Jordan - 1.5%
124,896	Arab Bank PLC	1,328,044

Kazakhstan - 2.5%
157,360	KCell JSC, ADR	2,237,659

Malaysia - 3.2%
999,900	Genting Bhd	2,892,562

Mexico - 2.7%
5,500	Coca-Cola Femsa S.A.B. de C.V., ADR	553,960
840,000	Empresas ICA SAB de CV (a)	1,451,026
5,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	460,250
		2,465,236
Norway - 4.3%
1,384,700	Archer, Ltd. (a)	1,944,043
160,000	Oslo Bors VPS Holding ASA	1,967,392
		3,911,435
Switzerland - 6.0%
30,000	Dufry AG (a)	4,575,259
11,720	Nestle SA	862,397
		5,437,656
United Kingdom - 2.0%
340,000	BBA Aviation PLC	1,791,371

United States - 1.0%
38,498	Leucadia National Corp.	917,792

Total Common Stock (Cost $52,443,979)	61,417,290

Preferred Stock - 0.2%
United States - 0.2%
132,573	Earlyshares.com, Inc., Class A (c)(d) (Cost $200,000)	199,999

Shares/ Principal	Security Description	Value

Private Equity Fund - 7.6%
Brazil - 0.6%
5,000	Nucleo Capital Equity Fund, LLC (a)(e)	522,014

India - 2.6%
$2,000,000	Bharat Investors, LP (a)(b)(f)	2,384,937

United States - 4.4%
275,000	Brightwood Capital Fund III, LP (a)(c)(g)	271,105
1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(h)	1,579,293
2,000,000	Eaglewood Income Fund I, LP (a)(c)(i)	2,112,994
		3,963,392
Total Private Equity Fund (Cost $5,975,000)	6,870,343

See Notes to Financial Statements.	11

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

AFA	Principal	Security Description	Value

United States - 4.4%
$500,000	Brightwood Capital Fund III, LP (a)(c)(g)	$502,820
1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(h)	1,442,007
2,000,000	Eaglewood Income Fund I, LP (a)(b)(c)(i)	2,139,733
		4,084,560
Total Private Equity Fund (Cost $5,200,000)	5,777,801

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 1.3%
Corporate Non-Convertible Bonds - 0.8%
Canada - 0.5%
$500,000	Huntingdon Real Estate (b)	7.50%	12/31/16	$454,788

Colombia - 0.3%
250,000	Petroamerica Oil Corp.	11.50	04/19/15	223,225

Total Corporate Non-Convertible Bonds (Cost $742,896)	678,013

Municipal Bonds - 0.5%
Puerto Rico - 0.5%
500,000	Commonwealth of Puerto Rico, Class A (Cost $450,325)	8.00	07/01/35	441,250

Total Fixed Income Securities (Cost $1,193,221)	1,119,263

Shares	Security Description	Rate	Exp. Date	Value

Warrants - 0.5%
249,975	Genting Bhd (a)	7.96%	12/18/18	220,981
14,000	Huntingdon Capital Corp. (a)(b)	9.00	12/31/16	52,690
14,048,000	Panin Financial Tbk PT (a)	130.00	11/20/14	155,640
25	Petroamerica Oil Corp. (a)	0.20	04/23/19	3

Total Warrants (Cost $113,711)	429,314

Investment Companies - 0.6%
23,741	Carlyle GMS Finance, Inc. (a)(c)(j)	459,390
9,615	TOROSO Newfound Tactical Allocation Fund (a)	97,112

Total Investment Companies (Cost $574,194)	556,502

Total Investments - 78.2% (Cost $60,500,105)*	$70,592,711
Other Assets & Liabilities, Net – 21.8%	19,727,083
Net Assets – 100.0%	$90,319,794

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Affiliate.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $4,756,715 or 5.3% of net assets.
(d)
Private preferred stock purchased on 06/21/13.  The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees.  Preferred shares hold rights to convert to shares of Common Stock.  Illiquid investment in which redemptions are not accepted.  No unfunded commitments as of September 30, 2014.

(e)
Private equity fund purchased on 08/01/12 that invests in a master fund which invests primarily in Brazilian companies.  Redemptions may be made on the last business day of each month with three months written notice.  No unfunded commitments as of September 30, 2014.

(f)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC.  Redemptions may be made on the last day of each calendar quarter upon 60 days written notice.  No unfunded commitments as of September 30, 2014.

(g)
Private equity fund purchased on 12/16/13 that invests in secured loans of leveraged companies organized and located in the United States.  Illiquid investment in which redemptions are not accepted.  No unfunded commitments as of September 30, 2014.

(h)	Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2014.
(i)
Private equity fund purchased on 11/30/12 that invests in consumer loans, primarily those originated by Lending Club Corporation.  Redemptions may be made on the last day of each calendar quarter upon 90 days written notice.  No unfunded commitments as of September 30, 2014.

(j)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms.  Illiquid investment in which redemptions are not accepted.  Unfunded commitments of $1,555,840 as of September 30, 2014.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,611,663
Gross Unrealized Depreciation	(4,519,057)
Net Unrealized Appreciation	$10,092,606

See Notes to Financial Statements.	12

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the period with affiliates were as follows:

	Common Stock	Private Equity Funds		Corporate Bond	Warrant
	Huntingdon Capital Corp.	Bharat Investors, LP	Brightwood Switch SPV, LP	Huntingdon Real Estate	Huntingdon Capital Corp.	Total
Balance 03/31/14
Shares/Principal	647,250	$1,000,000	$1,200,000	$500,000	14,000
Cost	$3,081,062	$1,000,000	$1,200,000	$491,692	$-	$5,772,754
Value	$7,025,780	$1,154,294	$1,442,007	$462,148	$50,846	$10,135,075
Gross Additions
Shares/Principal	-	$1,000,000	-	-	-	$1,000,000
Cost	$-	$1,000,000	$-	$-	$-	$1,000,000
Gross Reductions
Shares/Principal	-	-	-	-	-
Cost	$-	$-	$-	$-	$-	$-
Proceeds	$-	$-	$-	$-	$-	$-
Balance 09/30/14
Shares/Principal	647,250	$2,000,000	$1,200,000	$500,000	14,000
Cost	$3,081,062	$2,000,000	$1,200,000	$491,692	$-	$6,772,754
Value	$7,631,534	$2,384,937	$1,579,293	$454,788	$52,690	$12,103,242
Realized gain	$-	$-	$-	$-	$-	$-
Investment Income	$147,992	$-	$-	$17,405	$-	$165,397

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver International Fund as of September 30, 2014, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation
(6,090,560)	Canadian Dollars	12/22/14	$5,600,000	$172,680
(8,720,963)	Canadian Dollars	03/16/15	7,825,000	69,378
(1,923,175)	Swiss Franc	12/24/14	2,150,000	133,730
(10,800,000,000)	Indonesian Rupiah	12/02/14	900,000	30,708
(29,016,000,000)	Indonesian Rupiah	02/27/15	2,400,000	105,792
(71,817,500)	Indian Rupee	02/27/15	1,150,000	21,112
(77,199,500)	Indian Rupee	03/25/15	1,225,000	17,220
(3,447,930)	Norwegian Krone	10/28/14	570,000	33,896
(9,937,515)	Norwegian Krone	03/16/15	1,550,000	12,452
				$596,968

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	13

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2014.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Albania	$520,893	$-	$-	$520,893
Bermuda	1,976,640	-	-	1,976,640
Canada	15,146,685	-	133,934	15,280,619
Chile	1,636,741	-	-	1,636,741
Colombia	1,690,742	-	-	1,690,742
France	1,793,191	-	-	1,793,191
Hong Kong	7,913,259	-	-	7,913,259
India	3,317,320	-	-	3,317,320
Indonesia	4,806,946	-	-	4,806,946
Japan	1,499,184	-	-	1,499,184
Jordan	1,328,044	-	-	1,328,044
Kazakhstan	2,237,659	-	-	2,237,659
Malaysia	2,892,562	-	-	2,892,562
Mexico	2,465,236	-	-	2,465,236
Norway	3,911,435	-	-	3,911,435
Switzerland	5,437,656	-	-	5,437,656
United Kingdom	1,791,371	-	-	1,791,371
United States	917,792	-	-	917,792
Preferred Stock
United States	-	-	199,999	199,999
Private Equity Fund
Brazil	-	522,014	-	522,014
India	-	2,384,937	-	2,384,937
United States	-	-	3,963,392	3,963,392
Corporate Non-Convertible Bonds	-	678,013	-	678,013
Municipal Bonds	-	441,250	-	441,250
Warrants	429,314	-	-	429,314
Investment Companies	-	97,112	459,390	556,502
Total Investments At Value	$61,712,670	$4,123,326	$4,756,715	$70,592,711
Other Financial Instruments***
Forward Currency Contracts	-	596,968	-	596,967
Total Assets	$61,712,670	$4,720,294	$4,756,715	$71,189,679
***
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/depreciation at period end.

See Notes to Financial Statements.	14

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Funds	Investment Companies
Balance as of 03/31/14	$135,686	$200,000	$4,084,560	$465,801
Purchases	-	-	-	-
Transfers out	-	-	-	-
Transfers in	-	-	-	-
Change in Unrealized Appreciation / (Depreciation)	(1,752)	(1)	(121,168)	(6,411)
Balance as of 09/30/14	$133,934	$199,999	$3,963,392	$459,390
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/14****	$(1,752)	$(1)	$(121,168)	$(6,411)
****	The change in unrealized appreciation (depreciation) is included in net changes in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2014, are as follows:

Investments in Securities	Fair Value at 09/30/14	Valuation Technique(s)	Unobservable Input	Range as of 09/30/14	Weighted Average as of 09/30/14
Private Equity Funds – United States
Brightwood Switch SPV, LP	$1,579,293	Market Comparables	EV/EBITDA Multiple(1)	9.25x – 9.75x NFY EBITDA projection of $119.6mm (or EV of $1,106.3mm - $1,166.1mm and equity value of $896.2mm – $956.0mm	60% Equinix, 30% REITs, 10% other publicly traded data center companies

Eaglewood Income Fund I, LP	2,112,994	Loan Valuation Model	Interest Rates, Seasoning, FICO Scores, Loan loss Reserves(2)	Interest Rates: 6.03%-23.40%. Seasoning 0-18 months, FICO 660-850, Loan Loss Reserves -11% to 100%.
Delinquency Levels: 16-30 days: 0.2%, 31+ days: 2.3% (includes charged-off). Interest Rate 11.67%, Seasoning 7.0 months, FICO: 702, Loan Loss Reserves: 2.45% of par (sum of all loans marked less than par divided by par outstanding).

(1)
Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

(2)
Significant unobservable inputs used in the fair value measurement include interest rates, seasoning, FICO scores and loan loss reserves. A significant increase or decrease in FICO scores and seasoning may result in a similar significant change in the fair value measurement. A significant increase or decrease in interest rates or loan loss reserves may result in an opposite significant change in the fair value measurement.

See Notes to Financial Statements.	15

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ASSETS
	Investments at value (Cost $53,727,351)	$58,489,469
	Investments in affiliated issuers, at value (Cost $6,772,754)	12,103,242
	Total investments, at value (Cost $60,500,105)	$70,592,711
	Cash	19,960,634
	Receivables:
	Fund shares sold	78
	Dividends and interest	260,077
	Unrealized gain on forward currency contracts	596,968
	Prepaid expenses	10,297
	Total Assets	91,420,765

	LIABILITIES
	Payables:
	Investment securities purchased	936,016
	Fund shares redeemed	15,000
	Foreign capital gains tax payable	34,030
	Due to broker	52
	Accrued Liabilities:
Adviser	Investment adviser fees	85,743
	Fund services fees	14,988
	Other expenses	15,142
	Total Liabilities	1,100,971

	NET ASSETS	$90,319,794
	COMPONENTS OF NET ASSETS
	Paid-in capital	$79,522,189
	Distributions in excess of net investment income	(2,619,518)
	Accumulated net realized gain	2,759,000
	Net unrealized appreciation	10,658,123
	NET ASSETS	$90,319,794
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,795,219
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.84
	* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	16

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $153,906)	$1,422,155
Dividend income from affiliated investment (Net of foreign withholding taxes of $22,199)	125,793
Interest income	13,306
Interest income from affiliated investment	17,405
Total Investment Income	1,578,659
Adviser
EXPENSES
Investment adviser fees	697,282
Fund services fees	66,993
Custodian fees	32,302
Registration fees	10,153
Professional fees	23,515
Trustees' fees and expenses	2,091
Miscellaneous expenses	31,160
Total Expenses	863,496
Fees waived and expenses reimbursed	(166,213)
Net Expenses	697,283

NET INVESTMENT INCOME	881,376

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(55,931)
Foreign currency transactions	(323,922)
Net realized loss	(379,853)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(432,478)
Investments in affiliated issuers	968,167
Deferred foreign capital gains taxes	26,518
Foreign currency translations	597,186
Net change in unrealized appreciation (depreciation)	1,159,393
NET REALIZED AND UNREALIZED GAIN	779,540
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,660,916

See Notes to Financial Statements.	17

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2014	#	41912 #	#	41729
		For the Six Months Ended September 30, 2014		For the Year Ended March 31, 2014
OPERATIONS
Net investment income		$881,376		$876,378
Net realized gain (loss)		(379,853)		5,679,157
Net change in unrealized appreciation (depreciation)		1,159,393		(7,243,817)
Increase (Decrease) in Net Assets Resulting from Operations		1,660,916		(688,282)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		-		(7,091,388)
Net realized gain		-		(3,082,468)
Total Distributions to Shareholders		-		(10,173,856)

CAPITAL SHARE TRANSACTIONS
Sale of shares		1,037,463		3,654,332
Reinvestment of distributions		-		8,932,606
Redemption of shares		(4,276,766)		(11,688,789)
Redemption fees		554		863
Increase (Decrease) in Net Assets from Capital Share Transactions		(3,238,749)		899,012
Decrease in Net Assets		(1,577,833)		(9,963,126)

NET ASSETS
Beginning of Period		91,897,627		101,860,753
End of Period (Including line (a))		$90,319,794		$91,897,627

SHARE TRANSACTIONS
Sale of shares		53,467		185,070
Reinvestment of distributions		-		474,757
Redemption of shares		(225,337)		(606,023)
Increase (Decrease) in Shares		(171,870)		53,804

(a) Distributions in excess of net investment income		$(2,619,518)		$(3,500,894)

See Notes to Financial Statements.	18

BECK, MACK & OLIVER INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2014		2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Period	$18.50		$20.73	$18.88	$20.28	$17.96	$11.99
INVESTMENT OPERATIONS
Net investment income (a)	0.18		0.18	0.13	0.16	0.13	0.11
Net realized and unrealized gain (loss)	0.16		(0.30)	2.36	(0.89)	2.42	5.90
Total from Investment Operations	0.34		(0.12)	2.49	(0.73)	2.55	6.01
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(1.46)	—	(0.64)	(0.23)	(0.04)
Net realized gain	—		(0.65)	(0.64)	(0.03)	—	—
Total Distributions to Shareholders	—		(2.11)	(0.64)	(0.67)	(0.23)	(0.04)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	—
NET ASSET VALUE, End of Period	$18.84		$18.50	$20.73	$18.88	$20.28	$17.96
TOTAL RETURN	1.84	%(c)	(0.54)%	13.35%	(3.20)%	14.24%	50.16%
RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)	$90,320	$91,898		$101,861	$93,188	$105,157	$66,169
Ratios to Average Net Assets:
Net investment income	1.90	%(d)	0.90%	0.66%	0.87%	0.68%	0.69%
Net expense	1.50	%(d)	1.41%	1.25%	1.25%	1.25%	1.34%
Gross expense (e)	1.86	%(d)	1.90%	1.88%	1.90%	1.97%	2.20%
PORTFOLIO TURNOVER RATE	20	%(c)	39%	67%	101%	122%	54%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned -2.70% net of fees and expenses for the semi-annual period ended September 30, 2014, resulting in a net asset value of $14.42 per share.  By comparison, the S&P 500 Index ended the semi-annual period with a return of 6.42% (with dividends reinvested).  Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 13.87% annualized versus 15.33% annualized for the S&P 500 Index. For a longer-term perspective, the Partners Fund’s average annual returns as of September 30, 2014 were as follows:

Average Annual Total Return as of 09/30/14	One Year	Three Years	Since 12/01/2009 Reorg*	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	5.51%	17.68%	13.87%	13.83%	7.34%
S&P 500 Index7	19.73%	22.99%	15.33%	15.70%	8.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.29%. However, the Partners Fund’s adviser has agreed to contractually waive its fee and/or reimburse expenses such that total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) do not exceed 1.00%, which is in effect until July 31, 2015; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance on pages 23-24.

At the end of the semi-annual period, the Partners Fund had 30 equity holdings with the top ten (10) largest positions representing 56.5% of net assets (up from 55.3% as of 3/31/14).  The Fund’s weighted average market capitalization was $52.0 billion, and none of the Fund’s top ten largest positions were below $2 billion in market capitalization.  The largest sector exposures remained Financials (29.0% of net assets), Energy (20.9%) and Healthcare (15.9%).  Management decreased its cash position from 11.4% of net assets (as of 3/31/14) to 8.8% (as of 9/30/14).

The primary drivers of performance over the six months ended September 30, 2014 were:

7
The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

20

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Best Performing Equities	Contribution to Performance8
Brookfield Asset Management	0.61%
Abbott Laboratories	0.36%
Microsoft Corp.	0.27%

Underperforming Equities	Contribution to Performance8
PICO Holdings, Inc.	-0.92%
Leucadia National Corp.	-0.96%
Noble Corp.	-1.19%

Portfolio Positions Eliminated:
Knowles Corp. (KN)
Schlumberger, Ltd. (SLB)

Portfolio Positions Established:
Carlyle Group LP (CG)
Crimson Wine Group, Ltd. (CWGL) (spin-off of portfolio holding)
Paragon Offshore plc (PGN) (spin-off of portfolio holding)

Engagement…Why It Matters

When a person is highly engaged in an activity, productivity is enhanced.

I, for example, received a B in inorganic chemistry as I found staring at a periodic table of elements and titrating solvents static and boring, but received an A in organic chemistry (considered to be a more challenging course) as I very much enjoyed the challenge of configuring three dimensional molecular structures and I knew that a top grade would improve the probability of acceptance to medical school.

Beyond what we know intuitively about this topic, there have been numerous academic studies that have explored the connection between engagement and productivity.  Recent research at Michigan State University, published in the Journal of Experimental Social Psychology, showed that students who perceived a task as being more personally valuable were able to solve more word puzzles within a finite period of time.  Thus, the students did not solve more problems because they worked longer and harder, but rather, a sense of engagement actually helped them to be more productive and work smarter.

For obvious reasons, we believe that investing in companies with highly engaged management teams increases the potential for success.  Doug Suttles at Encana is a perfect example.  Doug was hired last year following a lengthy search

8 Contribution is the return of a security multiplied by the security’s weight in the portfolio.  Such weighting is of the public equity securities and cash held in the portfolio.

21

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

process and is the first American CEO in the Canadian company's history.  This was Doug's first chance to be a CEO of a large public corporation and from the start he was laser focused on his goal of reshaping this asset rich company.  What he has achieved since his arrival twelve months ago is impressive.  The company has divested of ~$8.3 billion of non-core assets and acquired ~$10.2 billion of properties in key strategic basins.  Doug has rationalized the workforce (reducing the employee count by 20%), reorganized the corporate structure from thirty-two independent units to six (all of which now report directly to him), and raised his annual cash flow growth guidance over the next several years from 10% to 20% annually. I applaud Doug for his efforts and believe that he has positioned Encana and it shareholders very well for the future.  Despite these achievements, the share price of Encana declined over the past two months as high quality energy stocks had their “baby thrown out with the bathwater” moment.

I was recently reminded by the founder of a highly successful multi-national consulting practice that when written in Chinese, the word 'crisis' is composed of two traditional characters, one of which represents the word for ‘opportunity.’  As such, after much additional research, we have added to our Encana position.

Over the Horizon

We live in an instant gratification culture.  The increasing inability to delay near-term rewards for greater gain over time has impacted our lives in many ways and certainly affects how companies are valued by the market.  The average holding period of a stock in the United States has fallen from roughly 8 years in 1960 to 1.8 years today.9

The impact of measuring success over increasingly truncated periods is that it becomes more difficult to look over the horizon and make decisions that will create sustainable value.  Take for example the pharmaceutical industry where the tenure of an average chief executive is shorter than the time it takes to develop an innovative drug.  More concerning is the fact that short-term thinking can also lead to herd behavior that creates significant risk.  This was true for bank executives that feared being left behind during the ever expanding real estate bubble, only to destroy hundreds of billions of dollars of shareholder value as well as for portfolio managers who feared short-term underperformance or deviation from a benchmark during the tech bubble and continued allocating capital towards irrationally valued internet stocks.

Thinking over the horizon expands options for management teams, freeing them up to diverge from the consensus and potentially build long-term sustainable advantages and shareholder value. The management of RenaissanceRe Holdings (a holding in our portfolio) exemplifies the ability to think long-term.  Following the hurricane season of 2005 (the most active Atlantic hurricane season in recorded history), most insurance providers, reeling from the losses, decided to meaningfully reduce their exposures in the Gulf Coast.  However, as capital moved away from the market, prices for insurance coverage skyrocketed and the management at RenaissanceRe, believing that the events of 2005 were an anomaly, expanded their presence in the Gulf Coast.  This long-range, non-consensus thinking has created significant amounts of shareholder value.

Waiting Patiently for a Pitch

It took longer than we expected, but the market finally experienced its first real bout of volatility in over 18 months.

9	Strategas Research.

22

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

While many investors were busy reducing exposures during a brief period of what appeared to be panicked selling, some securities began to look like fat pitches and we worked with diligence to take advantage of these opportunities.  Our job is to allocate capital when risk / reward is highly asymmetric to the upside and that often means purchasing securities when most others are selling (as we have done over the past few weeks).

Until recently, equities have appeared to be trading near fair value, a view supported by Professor Robert Schiller from Yale University.  To the extent that this is accurate, the next logical question is: Are there legitimate factors behind current stock prices that might keep them elevated for decades more?

Inflation is running at only around 2 percent, and 10-year Treasury notes yield less than 2.3 percent, a very low level relative to historic yields. Thus, high bond prices (low interest rates) may account for the high valuations in stocks as investors move capital towards riskier assets in order to generate acceptable returns.  The inverse was certainly true in the late 1970s and early ’80s when inflation and Treasury yields were in the double digits and earnings multiples for stocks were under pressure.

If bond prices account for today’s stock market valuations, one must then ask:  What has driven bond prices up and is there a compelling reason for them to remain at this level?  With inflationary pressures muted, central banks believe that they can remain accommodative, thus driving continued demand for over-priced assets.  However, nothing lasts forever and when this period of unprecedented monetary stimulus begins to wane (as it is scheduled to do this month in the U.S.), equities will need to stand on their own two feet…requiring accelerating profit growth to justify current valuations.  However, the general torpor exhibited by the global economy may make such acceleration difficult (as evidenced by the third quarter earnings reports of several large multi-national companies).   When irrational exuberance fades, as it has in the past, smooth sailing can quickly turn to choppy waters and our awareness of this fact positions us well to both pursue protecting capital and take advantage of the opportunities that arise.

My most sincere thanks for your support.

Best Regards,

Zachary A. Wydra
Portfolio Manager

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

23

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

The views in this report were those of the Partners Fund managers as of September 30, 2014 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

24

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the “S&P 500”), and the secondary benchmark, Russell 1000® Index (the “Russell 1000”) over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total returns of the benchmark indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the benchmark indices do not include expenses. The Fund is professionally managed while the benchmark indices are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended September 30, 2014:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	5.51%	13.83%	7.34%
S&P 500 Index	19.73%	15.70%	8.11%
Russell 1000 Index	19.01%	15.90%	8.46%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.29%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through July 31, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

25

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE SEPTEMBER 30, 2014

See Notes to Financial Statements.	26

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Common Stock - 91.4%
Consumer Discretionary - 5.8%
165,000	Bed Bath & Beyond, Inc. (a)	$10,861,950

Consumer Staples – 1.7%
20,000	Anheuser-Busch InBev NV, ADR	2,217,000
103,000	Crimson Wine Group, Ltd. (a)	944,510
		3,161,510
Energy – 20.9%
58,000	Bristow Group, Inc.	3,897,600
74,000	Devon Energy Corp.	5,045,320
430,000	Encana Corp.	9,120,300
68,050	Matador Resources Co. (a)	1,759,093
67,000	National Oilwell Varco, Inc.	5,098,700
394,000	Noble Corp. PLC	8,754,680
120,200	Paragon Offshore PLC (a)	739,230
311,000	Subsea 7 SA, ADR	4,422,420
		38,837,343
Financials – 29.1%
151,350	Boulevard Acquisition Corp. (a)	1,529,392
245,000	Brookfield Asset Management, Inc., Class A	11,015,200
43,342	Enstar Group, Ltd. (a)	5,908,381
30,080	Homefed Corp. (a)	1,564,160
545,000	Leucadia National Corp.	12,992,800
5,000	Markel Corp. (a)	3,180,750
295,000	PICO Holdings, Inc. (a)	5,885,250
60,000	RenaissanceRe Holdings, Ltd.	5,999,400
70,000	The Carlyle Group LP	2,132,200
90,000	U.S. Bancorp	3,764,700
		53,972,233
Healthcare – 15.9%
214,500	Abbott Laboratories	8,921,055
180,000	Baxter International, Inc.	12,918,600
55,500	Laboratory Corp. of America Holdings (a)	5,647,125
35,000	Merck & Co., Inc.	2,074,800
		29,561,580
Industrials – 2.7%
30,000	Dover Corp.	2,409,900
38,500	Fluor Corp.	2,571,415
		4,981,315
Technology – 15.3%
71,000	International Business Machines Corp.	13,477,930
85,000	Microsoft Corp.	3,940,600
146,000	QUALCOMM, Inc.	10,916,420
28,334,950
Total Common Stock (Cost $152,794,995)	169,710,881
Total Investments - 91.4% (Cost $152,794,995)*	$169,710,881
Other Assets & Liabilities, Net – 8.6%	15,901,421
Net Assets – 100.0%	$185,612,302

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,668,541
Gross Unrealized Depreciation	(5,752,655)
Net Unrealized Appreciation	$16,915,886

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$169,710,881
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$169,710,881

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

See Notes to Financial Statements.	27

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ASSETS
	Total investments, at value (Cost $152,794,995)	$169,710,881
	Cash	16,410,095
	Receivables:
	Fund shares sold	70,310
	Dividends and interest	144,738
	Prepaid expenses	13,841
	Total Assets	186,349,865

	LIABILITIES
	Payables:
	Investment securities purchased	573,456
	Fund shares redeemed	7,776
	Accrued Liabilities:
Adviser	Investment adviser fees	109,971
	Trustees’ fees and expenses	115
	Fund services fees	23,641
	Other expenses	22,604
	Total Liabilities	737,563

	NET ASSETS	$185,612,302

	COMPONENTS OF NET ASSETS
	Paid-in capital	$159,774,403
	Undistributed net investment income	747,371
	Accumulated net realized gain	8,174,642
	Net unrealized appreciation	16,915,886
	NET ASSETS	$185,612,302
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	12,870,215
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.42
	* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	28

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $28,775)	$1,505,636
Interest income	16,584
Total Investment Income	1,522,220
Adviser
EXPENSES
Investment adviser fees	968,175
Fund services fees	127,771
Non 12b-1 shareholder servicing fees	66,511
Custodian fees	9,877
Registration fees	10,966
Professional fees	30,103
Trustees' fees and expenses	4,341
Miscellaneous expenses	20,951
Total Expenses	1,238,695
Fees waived and expenses reimbursed	(270,515)
Net Expenses	968,180

NET INVESTMENT INCOME	554,040

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,583,412
Net change in unrealized appreciation (depreciation) on investments	(8,170,778)
NET REALIZED AND UNREALIZED LOSS	(5,587,366)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,033,326)

See Notes to Financial Statements.	29

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2014	#	41912 #	#	41729
		For the Six Months Ended September 30, 2014		For the Year Ended March 31, 2014
OPERATIONS
Net investment income		$554,040		$456,752
Net realized gain		2,583,412		12,995,670
Net change in unrealized appreciation (depreciation)		(8,170,778)		7,860,239
Increase (Decrease) in Net Assets Resulting from Operations		(5,033,326)		21,312,661

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		-		(323,014)
Net realized gain		-		(9,206,221)
Total Distributions to Shareholders		-		(9,529,235)

CAPITAL SHARE TRANSACTIONS
Sale of shares		20,744,579		66,036,893
Reinvestment of distributions		-		9,421,736
Redemption of shares		(16,415,729)		(16,975,447)
Redemption fees		1,896		10,009
Increase in Net Assets from Capital Share Transactions		4,330,746		58,493,191
Increase (Decrease) in Net Assets		(702,580)		70,276,617

NET ASSETS
Beginning of Period		186,314,882		116,038,265
End of Period (Including line (a))		$185,612,302		$186,314,882

SHARE TRANSACTIONS
Sale of shares		1,391,171		4,664,439
Reinvestment of distributions		-		678,124
Redemption of shares		(1,095,529)		(1,201,739)
Increase in Shares		295,642		4,140,824

(a) Undistributed net investment income		$747,371		$193,331

See Notes to Financial Statements.	30

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,				December 1, 2009 (a) through
	2014		2014	2013	2012	2011	March 31, 2010
NET ASSET VALUE, Beginning
of Period	$14.82		$13.76	$12.16	$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04		0.04	0.06	0.08	0.11	0.03
Net realized and unrealized gain (loss)	(0.44)		1.91	1.97	0.95	2.25	0.64
Total from Investment Operations	(0.40)		1.95	2.03	1.03	2.36	0.67
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.03)	(0.05)	(0.06)	(0.10)	(0.01)
Net realized gain	—		(0.86)	(0.38)	(1.34)	(0.39)	—
Total Distributions to Shareholders	—		(0.89)	(0.43)	(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	— (c)	—	—
NET ASSET VALUE, End of Period	$14.42		$14.82	$13.76	$12.16	$12.53	$10.66
TOTAL RETURN	(2.70	)%(d)	14.59%	16.97%	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$185,612	$186,315		$116,038	$47,057	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.57	%(e)	0.31%	0.46%	0.68%	1.03%	0.86	%(e)
Net expense	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.28	%(e)	1.29%	1.42%	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	8	%(d)	32%	37%	67%	49%	17	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	31

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 1. Organization

Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver International Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2014, Beck Mack & Oliver Global Fund was renamed Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2012, the Beck Mack & Oliver International Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, Beck, Mack & Oliver International Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

32

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2014, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

33

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value. The values of each individual forward currency contract outstanding in Beck, Mack & Oliver International Fund as of September 30, 2014, are disclosed in Beck, Mack & Oliver International Fund’s Schedule of Investments.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

34

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2014, the Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund held $19,960,634 and $16,410,095,  respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or

35

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through July 31, 2015, of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively. For the period ended September 30, 2014, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver International Fund	$166,213
Beck, Mack & Oliver Partners Fund	270,515

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Beck, Mack & Oliver International Fund	$15,430,609	$23,623,929
Beck, Mack & Oliver Partners Fund	23,697,001	13,901,269

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as Beck, Mack & Oliver International Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2014 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$ 22,773,032

Beck, Mack & Oliver International Fund’s use of derivatives during the period ended September 30, 2014, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of September 30, 2014:

Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$596,968
Total asset derivatives	$596,968

36

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2014, by Beck, Mack & Oliver International Fund are recorded in the following locations on the Statement of Operations:

Beck, Mack & Oliver International Fund
Location:	Equity Contracts	Forward Currency Contracts
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(26,250)	$-
Foreign currency transactions	-	(250,819)
Total net realized gain (loss)	$(26,250)	$(250,819)

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$26,250	$-
Foreign currency translations	-	603,524
Total net change in unrealized appreciation (depreciation)	$26,250	$603,524

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Beck, Mack & Oliver International Fund
Assets:
Over-the-counter derivatives*	$596,968	$(596,968)	$-	$-

*
Over-the-counter derivatives may consist of forward currency contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
Beck, Mack & Oliver International Fund	$2,347,348	$3,408,108	$3,381,233	$9,136,689
Beck, Mack & Oliver Partners Fund	2,217,063	3,867,270	24,786,892	30,871,225

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, wash sales, currency contracts, real estate investment trusts

37

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and in differing treatment of short-term capital gains and wash sales in the Beck, Mack & Oliver Partners Fund.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

38

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

39

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2014

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver International Fund
Actual	$1,000.00	$1,018.38	$7.59	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$973.00	$4.95	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

40

## FOR MORE INFORMATION

**Investment Adviser**
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

**Transfer Agent**
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

**Distributor**
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

**Beck, Mack & Oliver International Fund**
**Beck, Mack & Oliver Partners Fund**
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

229-SAR-0914

# LMCG FUNDS

## LMCG GLOBAL MARKET NEUTRAL FUND

## LMCG GLOBAL MULTICAP FUND

**Semi-Annual Report**
**September 30, 2014**
**(Unaudited)**

LEE MUNDER CAPITAL GROUP

LMCG FUNDS TABLE OF CONTENTS SEPTEMBER 30, 2014

LMCG Global Market Neutral Fund
A Message to Our Shareholders	1
Performance Chart and Analysis	3
Schedule of Investments	4
Schedule of Securities Sold Short	6
Notes to Schedules of Investments and Securities Sold Short	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14

LMCG Global MultiCap Fund
A Message to Our Shareholders	15
Performance Chart and Analysis	17
Schedule of Investments	18
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

Notes to Financial Statements	27
Additional Information	32

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Dear Shareholder:

The LMCG Global Market Neutral Fund (the “Fund”) performed well over the last six months (the “period”) during a volatile market environment, returning +6.73% versus +0.02% for the Citigroup 3-Month U.S. T-Bill Index. Equity markets in the U.S. continued to perform but volatility ticked up. Non-U.S. stocks fared considerably worse based on expectations the Fed may raise interest rates sooner than expected. Smaller cap stocks across the globe underperformed their large cap peers as investors sought the perceived safety of bigger companies. In keeping with this theme, we saw an increase in risk aversion and higher beta stocks underperformed.

The Fund is managed using a quantitative approach that seeks to add value primarily through stock selection. The stock selection model is a multi-factor model that has a variety of components including Valuation, Quality, and Market Dynamics. Valuation measures the relative value of a stock versus its peers based on a variety of metrics including Price-to-Book, Price-to-Earnings and Dividend Yield. Quality factors incorporate information about the quality of earnings such as capital usage and efficiency. Market Dynamics is meant to capture market sentiment and includes Price Momentum and Estimate Revision. In the U.S., the overall stock selection model was quite effective throughout the period with positive contributions from all three major factor components. Internationally, we saw weaker payoffs across the board as investors focused more on macroeconomic issues rather than corporate fundamentals. The period was clearly divided between the first three months and the last three months in terms of market performance and the effectiveness of the payoffs. In the first three months, when markets rose, investors focused on Valuation and less on Price Momentum. Later in the period, when international markets became jittery, Price Momentum started to gain significance again as investors tend to associate cheap stocks as being more risky. In this environment, where investors can shift their focus on what is important from month to month, we believe it is important to maintain a balanced approach to our stock selection factors, to best capture the strength in any one of the major factor components.

One of the key strengths of the Fund is the diversification in sources for absolute return. This is important as we believe it helps provide a steadier stream of returns. The Fund aims to achieve diversification through its investments in a broad universe of global stocks as well its ability to invest long and short. The Fund invests globally using customized stock selection models for the U.S. and developed market portions of the portfolio. For the last six months, the U.S. stock selection model has been substantially more effective than the international model. Consequently, the U.S. stocks in the portfolio were the primary contributors to performance over the six month period. The overall effectiveness of the model and each of the major components combined with less risk aversion made it much easier to outperform in the U.S. portion of the Fund.

The ability to short adds another level of diversification in the sources of absolute return. As a quantitative manager, we rank all the stocks in our universe based on their attractiveness versus their peers. In long-only portfolios, we can only act on those stocks that rank well versus their peers, since we can only underweight stocks by their benchmark weight if we cannot short. In this portfolio, we are able to capitalize on the stocks that rank poorly by shorting to achieve a more meaningful underweight. In this period, where markets were mixed and more volatile, our shorts provided the majority of the performance. Aside from a couple of markets, the Fund’s long positions detracted from performance but were more than offset by the outperformance of the shorts, resulting in a positive absolute return for the period.

Outlook

All eyes seem to be on the Fed these days and international markets seem to be hinging on Janet Yellen’s every word. We were hopeful that markets had started to pick up earlier in the year and look through a rate increase. Given how markets responded in September, it appears the volatility will continue. In this type of environment, we continue to believe that it is important to balance the Fund against either an up or down market by having equal exposures across all of the major factor components. In addition, we have put additional emphasis on risk control to ensure that the Fund is as neutral as possible to risk factors such as beta, market cap and country. We believe this approach has allowed us to perform well this year despite a volatile environment.

1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

INVESTMENT CONSIDERATIONS

Alpha. Alpha is the incremental return of a manager when the market is stationary. This risk-adjusted measurement takes into account both the performance of the market as a whole and the volatility of a manager. A positive alpha indicates that a selected portfolio has produced returns above the expected level at that level of risk, and vice versa for a negative alpha.

Dividend Yield. A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Long Position. The buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Price-to-Book Ratio. A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Price-to-Earnings Ratio. A valuation ratio of a company's current share price compared to its per-share earnings.

Short Position. The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The performance data quoted represents past performance and is no guarantee of future results.Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, please call (877)-591-4667.

2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the “Fund”) compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month T-Bill Index includes the reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month T-Bill Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund – Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns		Since Inception
Periods Ended September 30, 2014	One Year	May 21, 2013
LMCG Global Market Neutral Fund — Institutional Shares	11.93%	5.74%
Citigroup 3-Month U.S. T-Bill Index	0.04%	0.04%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Institutional Shares is 8.73%. Excluding the effect of expenses attributable to dividends and interest on short sales, the estimated total annual operating expense ratio for Institutional Shares would be 7.39%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.60%, through July 31, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund’s total annual operating expenses to exceed 1.60% for Institutional Shares. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Long Positions - 98.5%
Equity Securities (a) - 91.0%
Common Stock - 91.0%
Australia - 1.3%
10,695	Mineral Resources, Ltd.	$81,243
2,459	Ramsay Health Care, Ltd.	107,754
		188,997
Austria - 0.6%
2,597	OMV AG	87,329

Belgium - 0.7%
1,427	Delhaize Group SA	99,172

Bermuda - 2.0%
658	Everest Re Group, Ltd.	106,602
7,200	Maiden Holdings, Ltd.	79,776
965	PartnerRe, Ltd.	106,044
		292,422
Curacao - 0.8%
3,616	Orthofix International NV (b)	111,951

Denmark - 0.5%
1,862	Schouw & Co.	76,098

Finland - 0.6%
2,486	Metso OYJ	88,073

France - 1.7%
1,526	Eiffage SA	85,070
915	Sopra Group SA	82,940
1,388	Vinci SA	80,547
		248,557
Germany - 4.1%
614	Allianz SE	99,119
1,025	Daimler AG	78,276
2,111	Fresenius SE & Co. KGaA	104,218
7,682	Infineon Technologies AG	79,070
2,471	Metro AG (b)	81,037
1,981	United Internet AG	84,110
1,099	Wincor Nixdorf AG	56,205
		582,035
India - 0.6%
5,680	Vedanta Resources PLC	91,521

Ireland - 0.6%
1,618	DCC PLC	89,569

Italy - 0.4%
2,695	GTECH SpA	63,783

Japan - 11.9%
3,600	Aoyama Trading Co., Ltd.	83,904
5,900	Brother Industries, Ltd.	109,033
2,900	Electric Power Development Co., Ltd.	94,758
9,000	Fuji Machine Manufacturing Co., Ltd.	86,545
12,000	Fujitsu, Ltd.	73,855
4,000	Japan Aviation Electronics Industry, Ltd.	91,240
2,700	Japan Tobacco, Inc.	87,738
2,600	Kao Corp.	101,459
2,300	Kintetsu World Express, Inc.	87,706
28,000	Kyodo Printing Co., Ltd.	100,061
1,100	Mabuchi Motor Co., Ltd.	95,972
5,000	NH Foods, Ltd.	106,164
8,400	Nikkiso Co., Ltd.	92,591
9,900	Nisshin Steel Co., Ltd.	89,975
6,700	Sumitomo Corp.	73,949
6,800	Sumitomo Rubber Industries, Ltd.	96,730
2,100	Taiyo Holdings Co., Ltd.	67,027
17,000	Tokyo Gas Co., Ltd.	95,525
6,200	Ushio, Inc.	65,536
		1,699,768
Netherlands - 1.7%
2,522	Arcadis NV	83,418
4,122	AVG Technologies NV (b)	68,343
2,964	TKH Group NV, SDR	95,196
		246,957
Norway - 1.5%
16,405	Austevoll Seafood ASA	109,297
2,850	Leroy Seafood Group ASA	109,674
		218,971
Portugal - 0.6%
7,045	Semapa-Sociedade de Investimento e Gestao, SGPS, SA	86,311

Spain - 0.6%
2,213	Amadeus IT Holding SA	82,614

Sweden - 2.1%
4,040	Electrolux AB, Class B	106,414
3,376	Loomis AB, Class B	96,252
8,307	Securitas AB, Class B	92,009
		294,675
Switzerland - 2.9%
772	Actelion, Ltd. (b)	90,421
300	Bucher Industries AG	77,004
137	Georg Fischer AG	80,424
433	Swiss Life Holding AG (b)	103,181
1,978	Transocean, Ltd.	63,621
		414,651

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

United Kingdom - 4.1%
15,796	3i Group PLC	$97,828
18,386	Crest Nicholson Holdings PLC	96,487
2,653	Go-Ahead Group PLC	109,173
8,886	Great Portland Estates PLC REIT	91,848
11,847	Halfords Group PLC	90,725
8,410	The British Land Co. PLC REIT	95,566
		581,627
United States - 51.7%
18,628	Abraxas Petroleum Corp. (b)	98,356
10,983	Achillion Pharmaceuticals, Inc. (b)	109,610
5,049	Activision Blizzard, Inc.	104,969
1,405	Adams Resources & Energy, Inc.	62,227
26,669	AmeriServ Financial, Inc.	87,741
5,820	AngioDynamics, Inc. (b)	79,850
2,833	Argan, Inc. (b)	94,566
1,599	Atlantic Tele-Network, Inc.	86,186
2,316	Avnet, Inc.	96,114
5,304	Barnes & Noble, Inc. (b)	104,701
6,182	Beazer Homes USA, Inc. (b)	103,734
4,484	Black Box Corp.	104,567
4,747	Booz Allen Hamilton Holding Corp.	111,080
7,778	Boston Private Financial Holdings, Inc.	96,369
3,734	Brown Shoe Co., Inc.	101,303
10,074	Calix, Inc. (b)	96,408
3,825	Century Aluminum Co. (b)	99,335
5,094	Comfort Systems USA, Inc.	69,024
2,672	DeVry Education Group, Inc.	114,388
4,021	Diamond Resorts International, Inc. (b)	91,518
11,316	Dice Holdings, Inc. (b)	94,828
880	Dillard's, Inc., Class A	95,902
5,837	Douglas Dynamics, Inc.	113,822
1,211	DST Systems, Inc.	101,627
3,952	Emergent Biosolutions, Inc. (b)	84,217
1,734	ePlus, Inc. (b)	97,191
2,147	Euronet Worldwide, Inc. (b)	102,605
406	First Citizens BancShares, Inc., Class A	87,952
2,133	Foot Locker, Inc.	118,701
6,022	FutureFuel Corp.	71,602
9,134	Graphic Packaging Holding Co. (b)	113,536
2,174	Greatbatch, Inc. (b)	92,634
2,003	HCA Holdings, Inc. (b)	141,252
1,698	Hyatt Hotels Corp., Class A (b)	102,763
4,720	Insight Enterprises, Inc. (b)	106,814
6,722	Inteliquent, Inc.	83,689
6,549	Kimball International, Inc., Class B	98,562
1,227	Manpowergroup, Inc.	86,013
1,849	Marriott Vacations Worldwide Corp. (b)	117,245
3,163	Matrix Service Co. (b)	76,292
3,384	Myriad Genetics, Inc. (b)	130,521
2,444	Nelnet, Inc., Class A	105,312
4,398	NeuStar, Inc., Class A (b)	109,202
1,952	PAREXEL International Corp. (b)	123,152
3,804	Park Electrochemical Corp.	89,584
3,699	PrivateBancorp, Inc.	110,637
3,925	Qualys, Inc. (b)	104,405
7,528	Radian Group, Inc.	107,349
8,386	Resources Connection, Inc.	116,901
4,941	Sagent Pharmaceuticals, Inc. (b)	153,665
3,719	Sandy Spring Bancorp, Inc.	85,128
2,583	SEI Investments Co.	93,401
7,755	Select Medical Holdings Corp.	93,293
2,023	Skechers U.S.A., Inc., Class A (b)	107,846
3,103	Spirit AeroSystems Holdings, Inc., Class A (b)	118,100
924	SPX Corp.	86,791
4,924	Symetra Financial Corp.	114,877
1,094	Syntel, Inc. (b)	96,206
5,382	Take-Two Interactive Software, Inc. (b)	124,163
10,608	The Wendy's Co.	87,622
2,518	Trinity Industries, Inc.	117,641
3,776	Tutor Perini Corp. (b)	99,686
5,944	United Community Banks, Inc.	97,838
850	United Therapeutics Corp. (b)	109,353
2,021	Universal Electronics, Inc. (b)	99,777
888	Universal Health Services, Inc., Class B	92,796
5,714	VASCO Data Security International, Inc. (b)	107,309
2,799	Voya Financial, Inc.	109,441
3,372	WesBanco, Inc.	103,150
3,864	West Corp.	113,833
2,002	West Pharmaceutical Services, Inc.	89,610
2,478	Western Refining, Inc.	104,051
2,967	Worthington Industries, Inc.	110,432
		7,412,365
Total Common Stock (Cost $12,669,240)	13,057,446
Total Equity Securities (Cost $12,669,240)	13,057,446

Money Market Fund - 7.5%
1,076,187	Dreyfus Treasury Prime Cash Management, 0.00% (c) (Cost $1,076,187)	1,076,187

Total Long Positions - 98.5% (Cost $13,745,427)*	$14,133,633
Total Short Positions - (90.5)% (Proceeds $(14,081,365))*	(12,987,580)
Other Assets & Liabilities, Net – 92.0%	13,201,698
Net Assets – 100.0%	$14,347,751

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2014

Shares	Security Description	Value

Short Positions - (90.5)%
Equity Securities - (90.5)%
Common Stock - (89.8)%
Belgium - (1.3)%
(1,262)	Befimmo SA REIT	$(93,705)
(817)	Cofinimmo REIT	(92,552)
		(186,257)

Bermuda - (1.8)%
(2,209)	Golar LNG, Ltd.	(146,677)
(1,764)	Platinum Underwriters Holdings, Ltd.	(107,375)
		(254,052)

Finland - (1.2)%
(2,966)	Nokian Renkaat OYJ	(88,993)
(8,187)	Stockmann OYJ Abp, Class B	(89,088)
		(178,081)

France - (1.3)%
(1,097)	Remy Cointreau SA	(79,010)
(2,178)	Vallourec SA	(100,232)
		(179,242)

Germany - (3.7)%
(620)	Bertrandt AG	(79,113)
(1,138)	Bilfinger SE	(71,928)
(1,874)	Gerry Weber International AG	(73,801)
(1,071)	MTU Aero Engines AG	(91,119)
(2,324)	Salzgitter AG	(79,734)
(2,348)	SMA Solar Technology AG	(61,678)
(4,328)	Suedzucker AG	(67,631)
		(525,004)

Italy - (2.0)%
(11,421)	Ansaldo STS SpA	(128,724)
(14,170)	Cementir Holding SpA	(84,388)
(5,617)	Pirelli & C. SpA	(77,453)
		(290,565)

Japan - (11.0)%
(5,700)	Daiseki Co., Ltd.	(106,230)
(8,700)	F@N Communications, Inc.	(99,707)
(6,800)	Fancl Corp.	(83,454)
(6,000)	Hitachi Metals, Ltd.	(108,147)
(11,500)	Hokkaido Electric Power Co., Inc.	(93,380)
(5,300)	House Foods Group, Inc.	(91,903)
(6,400)	Kakaku.com, Inc.	(90,905)
(2,700)	LIXIL Group Corp.	(57,602)
(5,500)	M3, Inc.	(88,200)
(3,300)	McDonald's Holdings Co. Japan, Ltd.	(81,606)
(6,500)	Mitsubishi Tanabe Pharma Corp.	(95,378)
(3,700)	MonotaRO Co., Ltd.	(92,616)
(16,000)	Obayashi Corp.	(109,498)
(3,500)	OBIC Business Consultants, Ltd.	(100,001)
(2,400)	Sugi Holdings Co., Ltd.	(100,783)
(3,000)	Temp Holdings Co., Ltd.	(91,313)
(15,500)	Tokyo Steel Manufacturing Co., Ltd.	(81,808)
(1,572,531)

Netherlands - (0.7)%
(1,081)	ASML Holding NV	(107,072)

New Zealand - (0.6)%
(14,199)	Ryman Healthcare, Ltd.	(86,524)

Norway - (0.5)%
(5,064)	Akastor ASA (d)	(20,375)
(5,064)	Aker Solutions ASA	(50,445)
		(70,820)

Portugal - (0.6)%
(7,528)	Jeronimo Martins SGPS SA	(82,840)

Singapore - (0.6)%
(12,000)	Singapore Airlines, Ltd.	(92,346)

Spain - (1.8)%
(16,777)	Sacyr SA	(89,921)
(1,620)	Viscofan SA	(88,739)
(6,991)	Zardoya Otis SA	(86,648)
		(265,308)

Sweden - (0.6)%
(3,327)	Saab AB, Class B	(81,536)

Switzerland - (3.3)%
(4,514)	ABB, Ltd.	(100,976)
(21)	Chocoladefabriken Lindt & Spruengli AG	(104,785)
(9,139)	Meyer Burger Technology AG	(93,168)
(1,251)	Swiss Prime Site AG	(92,818)
(172)	The Swatch Group AG	(81,510)
		(473,257)

United Kingdom - (6.1)%
(15,563)	Ashmore Group PLC	(77,194)
(2,839)	AVEVA Group PLC	(70,728)
(3,864)	Burberry Group PLC	(94,251)
(9,371)	Diploma PLC	(104,445)
(8,347)	Drax Group PLC	(87,196)
(15,132)	ICAP PLC	(94,634)
(22,436)	Imagination Technologies Group PLC	(68,033)
(24,383)	Ophir Energy PLC	(90,423)
(3,762)	Renishaw PLC	(99,117)
(2,026)	Rotork PLC	(90,496)
		(876,517)

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2014

Shares	Security Description	Value

United States - (52.7)%
(2,255)	Abaxis, Inc.	$(114,351)
(7,012)	Acacia Research Corp.	(108,546)
(34,268)	Aeropostale, Inc.	(112,742)
(1,874)	Air Methods Corp.	(104,101)
(6,830)	Aratana Therapeutics, Inc.	(68,573)
(2,512)	Arthur J. Gallagher & Co.	(113,944)
(14,750)	Bazaarvoice, Inc.	(109,002)
(3,994)	Beacon Roofing Supply, Inc.	(101,767)
(1,547)	Belden, Inc.	(99,039)
(13,431)	BioScrip, Inc.	(92,808)
(6,150)	Bravo Brio Restaurant Group, Inc.	(79,766)
(2,398)	Carpenter Technology Corp.	(108,270)
(1,386)	Carter's, Inc.	(107,443)
(2,740)	Cepheid	(120,642)
(1,589)	Cheniere Energy, Inc.	(127,168)
(1,864)	CLARCOR, Inc.	(117,581)
(2,779)	Cognex Corp.	(111,910)
(1,106)	Cracker Barrel Old Country Store, Inc.	(114,128)
(1,476)	DXP Enterprises, Inc.	(108,752)
(7,333)	E2open, Inc.	(68,270)
(3,425)	Ellie Mae, Inc.	(111,655)
(7,236)	Endologix, Inc.	(76,702)
(504)	Equinix, Inc.	(107,090)
(3,258)	FireEye, Inc.	(99,564)
(3,512)	First Financial Bankshares, Inc.	(97,598)
(3,334)	Flotek Industries, Inc.	(86,917)
(4,128)	FNF Group	(114,511)
(12,192)	GenMark Diagnostics, Inc.	(109,362)
(6,130)	Gigamon, Inc.	(64,181)
(3,217)	Graham Corp.	(92,489)
(2,379)	Greenhill & Co., Inc.	(110,600)
(2,446)	Guidewire Software, Inc.	(108,456)
(1,688)	Gulfport Energy Corp.	(90,139)
(10,091)	Halozyme Therapeutics, Inc.	(91,828)
(7,150)	Heritage-Crystal Clean, Inc.	(106,249)
(2,485)	Hibbett Sports, Inc.	(105,936)
(5,395)	HMS Holdings Corp.	(101,696)
(17,978)	Ignite Restaurant Group, Inc.	(107,868)
(7,509)	II-VI, Inc.	(88,381)
(2,730)	Independent Bank Corp.	(97,516)
(5,848)	Interface, Inc.	(94,387)
(14,819)	Internap Network Services Corp.	(102,251)
(13,027)	Iridium Communications, Inc.	(115,289)
(2,143)	j2 Global, Inc.	(105,778)
(7,042)	Kearny Financial Corp.	(93,870)
(2,477)	Life Time Fitness, Inc.	(124,940)
(5,862)	Louisiana-Pacific Corp.	(79,665)
(1,486)	Lumber Liquidators Holdings, Inc.	(85,267)
(173)	Markel Corp.	(110,054)
(6,010)	Meridian Bioscience, Inc.	(106,317)
(2,573)	Meritage Homes Corp.	(91,341)
(1,898)	MSA Safety, Inc.	(93,761)
(5,816)	NCI Building Systems, Inc.	(112,830)
(8,521)	Northwest Bancshares, Inc.	(103,104)
(17,365)	Orexigen Therapeutics, Inc.	(73,975)
(4,108)	PROS Holdings, Inc.	(103,522)
(3,175)	Raven Industries, Inc.	(77,470)
(6,919)	RealPage, Inc.	(107,244)
(11,785)	ServiceSource International, Inc.	(38,066)
(12,867)	Silicon Graphics International Corp.	(118,762)
(13,126)	SLM Corp.	(112,359)
(3,525)	Southern Copper Corp.	(104,516)
(19,224)	Sprint Corp.	(121,880)
(8,467)	STAAR Surgical Co.	(90,004)
(4,517)	Stage Stores, Inc.	(77,286)
(8,692)	Synergy Resources Corp.	(105,955)
(5,942)	TCP Capital Corp.	(95,488)
(1,975)	Texas Capital Bancshares, Inc.	(113,918)
(3,896)	The Babcock & Wilcox Co.	(107,880)
(1,977)	The Cheesecake Factory, Inc.	(89,953)
(7,989)	TRI Pointe Homes, Inc.	(103,378)
(7,585)	Valley National Bancorp	(73,499)
(7,680)	Vanda Pharmaceuticals, Inc.	(79,718)
(1,901)	ViaSat, Inc.	(104,783)
(4,146)	ViewPoint Financial Group, Inc.	(99,255)
(1,986)	Westamerica Bancorporation	(92,389)
		(7,567,695)

Total Common Stock (Proceeds $(13,981,597))	(12,889,647)

Preferred Stock – (0.7)%
Germany - (0.7)%
(1,109)	Draegerwerk AG & Co. KGaA	0.83	(97,933)

Total Preferred Stock (Proceeds $(99,768))	(97,933)
Total Equity Securities (Proceeds $(14,081,365))	(12,987,580)
Total Short Positions - (90.5)% (Proceeds $(14,081,365))	$(12,987,580)

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2014

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

(a)	All or a portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of September 30, 2014.
(d)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $(20,375) or (0.1)% of net assets.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,538,316
Gross Unrealized Depreciation	(1,056,325)
Net Unrealized Appreciation	$1,481,991

The following is a summary of the inputs used to value the Fund’s investments and liabilities as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$-	$188,997	$-	$188,997
Austria	-	87,329	-	87,329
Belgium	-	99,172	-	99,172
Bermuda	292,422	-	-	292,422
Curacao	111,951	-	-	111,951
Denmark	-	76,098	-	76,098
Finland	-	88,073	-	88,073
France	-	248,557	-	248,557
Germany	-	582,035	-	582,035
India	-	91,521	-	91,521
Ireland	-	89,569	-	89,569
Italy	-	63,783	-	63,783
Japan	-	1,699,768	-	1,699,768
Netherlands	68,343	178,614	-	246,957
Norway	-	218,971	-	218,971
Portugal	-	86,311	-	86,311
Spain	-	82,614	-	82,614
Sweden	-	294,675	-	294,675
Switzerland	-	414,651	-	414,651
United Kingdom	-	581,627	-	581,627
United States	7,412,365	-	-	7,412,365
Money Market Fund	-	1,076,187	-	1,076,187
Total Investments At Value	$7,885,081	$6,248,552	$-	$14,133,633
Total Assets	$7,885,081	$6,248,552	$-	$14,133,633

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2014

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock
Belgium	$-	$(186,257)	$-	$(186,257)
Bermuda	(254,052)	-	-	(254,052)
Finland	-	(178,081)	-	(178,081)
France	-	(179,242)	-	(179,242)
Germany	-	(525,004)	-	(525,004)
Italy	-	(290,565)	-	(290,565)
Japan	-	(1,572,531)	-	(1,572,531)
Netherlands	-	(107,072)	-	(107,072)
New Zealand	-	(86,524)	-	(86,524)
Norway	(50,445)	-	(20,375)	(70,820)
Portugal	-	(82,840)	-	(82,840)
Singapore	-	(92,346)	-	(92,346)
Spain	-	(265,308)	-	(265,308)
Sweden	-	(81,536)	-	(81,536)
Switzerland	-	(473,257)	-	(473,257)
United Kingdom	-	(876,517)	-	(876,517)
United States	(7,567,695)	-	-	(7,567,695)
Preferred Stock
Germany	-	(97,933)	-	(97,933)
Total Securities Sold Short	$(7,872,192)	$(5,095,013)	$(20,375)	$(12,987,580)
Total Liabilities	$(7,872,192)	$(5,095,013)	$(20,375)	$(12,987,580)

At September 30, 2014, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund

Long Securities        43.55%
Short Securities      (35.51)%

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stock
Balance as of 03/31/14	$-
Transfers In	(20,375)
Balance as of 09/30/14	$(20,375)
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/14 **	$(1,699)

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category. There were no transfers between Level 1 and Level 2 for the period ended September 30, 2014.

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2014

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.3%	0.0%
Austria	0.6%	0.0%
Belgium	0.7%	1.4%
Bermuda	2.1%	2.0%
Curacao	0.8%	0.0%
Denmark	0.5%	0.0%
Finland	0.6%	1.4%
France	1.8%	1.4%
Germany	4.1%	4.8%
India	0.7%	0.0%
Ireland	0.6%	0.0%
Italy	0.5%	2.2%
Japan	12.0%	12.1%
Netherlands	1.8%	0.8%
New Zealand	0.0%	0.7%
Norway	1.6%	0.6%
Portugal	0.6%	0.6%
Singapore	0.0%	0.7%
Spain	0.6%	2.0%
Sweden	2.1%	0.6%
Switzerland	2.9%	3.6%
United Kingdom	4.1%	6.8%
United States*	60.0%	58.3%
	100.0%	100.0%

*Includes Money Market Fund totaling 7.6%.

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

ASSETS
Total investments, at value (Cost $13,745,427)	$14,133,633
Deposits with brokers	12,902,793
Cash	78,995
Receivables:
Fund shares sold	100,000
Investment securities sold	347,884
Dividends	24,419
From investment adviser	16,235
Prepaid expenses	20,505
Total Assets	27,624,464

LIABILITIES
Securities sold short, at value (Proceeds $14,081,365)	12,987,580
Payables:
Investment securities purchased	250,056
Dividends on securities sold short	13,178
Due to broker	7,254
Accrued Liabilities:
Trustees’ fees and expenses	17
Fund services fees	8,732
Other expenses	9,896
Total Liabilities	13,276,713

NET ASSETS	$14,347,751

COMPONENTS OF NET ASSETS
Paid-in capital	$13,230,968
Accumulated net investment loss	(130,594)
Accumulated net realized loss	(234,131)
Net unrealized appreciation	1,481,508
NET ASSETS	$14,347,751

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	1,329,640

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $14,347,751)	$10.79

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $13,491)	$121,210
Total Investment Income	121,210
r
EXPENSES
Investment adviser fees	63,767
Fund services fees	100,195
Custodian fees	30,018
Registration fees	9,911
Professional fees	20,771
Trustees' fees and expenses	282
Offering costs	4,198
Dividend expense on securities sold short	103,367 #
Pricing Fees	18,922
Miscellaneous expenses	13,187
Total Expenses	364,618
Fees waived and expenses reimbursed	(158,598)
Net Expenses	206,020

NET INVESTMENT LOSS	(84,810)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	417,132
Foreign currency transactions	(4,803)
Securities sold short	(112,036)
Net realized gain	300,293
Net change in unrealized appreciation (depreciation) on:
Investments	(655,769)
Foreign currency translations	(485)
Securities sold short	1,285,070
Net change in unrealized appreciation (depreciation)	628,816
NET REALIZED AND UNREALIZED GAIN	929,109
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$844,299

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2014	May 21, 2013* through March 31, 2014
OPERATIONS
Net investment loss	$(84,810)	$(68,477)
Net realized gain (loss)	300,293	(541,497)
Net change in unrealized appreciation (depreciation)	628,816	852,692
Increase in Net Assets Resulting from Operations	844,299	242,718

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,241,527	11,233,615
Redemption of shares:
2	Institutional Shares	(138,822)	(75,605)
Redemption fees	19	-
Increase in Net Assets from Capital Share Transactions	2,102,724	11,158,010
Increase in Net Assets	2,947,023	11,400,728

NET ASSETS
Beginning of Period	11,400,728	-
End of Period (Including line (a))	$14,347,751	$11,400,728

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	215,505	1,134,828
Redemption of shares:
Institutional Shares	(13,133)	(7,560)
Increase in Shares	202,372	1,127,268

(a)	Accumulated net investment loss	$(130,594)	$(45,784)
*	Commencement of operations.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2014		May 21, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.11		$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.07)		(0.11)
Net realized and unrealized gain	0.75		0.22
Total from Investment Operations	0.68		0.11
REDEMPTION FEES (b)	—	(c)	—
NET ASSET VALUE, End of Period	$10.79		$10.11
TOTAL RETURN	6.73	%(d)	1.10	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$14,348		$11,401
Ratios to Average Net Assets:
Net investment loss	(1.33	)%(e)	(1.27	)%(e)
Net expense (f)	1.60	%(e)	1.60	%(e)
Dividend expense	1.63	%(e)	1.34	%(e)
Gross expense (g)	5.72	%(e)	8.73	%(e)
PORTFOLIO TURNOVER RATE	52	%(d)	62	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Excludes dividend expense on securities sold short.
(g)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

Dear Shareholder:

The LMCG Global MultiCap Fund (the “Fund”) posted a return of +1.30% for the six months ending September 30, 2014 (the “period”) versus a +1.87% return of the MSCI All Country World Investable Market Index (the “benchmark”).

For the six month period, European equities and U.S. small cap stocks lagged an otherwise flat market. Conversely, emerging markets recovered from a weak winter, led by powerful rallies in India and Indonesia that coincided with national elections. The unequivocal leader during this period, however, has been U.S. large cap stocks which have led nearly every major market in the world, boosted in part by a strengthening U.S. dollar. Industry leadership came from the health care sector, both from hospital services and from health technology. Leadership in health care was not isolated to the U.S.; health care stocks in Switzerland, the UK, and Germany also posted strong returns. Conversely, consumer services weakened sharply along with non-energy minerals (commodities). Share prices of oil and related service companies were falling sharply by the end of the period as well in all world markets.

Relative returns for the period were helped by an underweight to non-U.S. equities. Over the six months ending September 30, 2014, the Fund averaged approximately 43.7% in non-U.S. equities compared to 50.2% in the benchmark. Offsetting this advantage was our overweighting to small capitalization stocks both in the United States and in Europe and Asia. Strong stock selection across international equities was offset by weak selection in U.S. large capitalization stocks.

Outlook

The Fund celebrated its first full year in September 2014, and it continues to be a transitional period for world markets. In our March letter we cited the transition of U.S. Federal Reserve Chairs and the strengthening of the European markets, especially the “peripheral” economies within the Euro currency zone. Alas, the deterioration created by the worsening of the crisis in Ukraine proved too much for the European recovery to sustain, and both large and small cap companies withered in the summer and into the fall. U.S. small cap stocks also fell sharply in late spring, and have had a difficult time sustaining a recovery since then. U.S. equities led performance dramatically during this time period, posting gains of nearly 19% for large cap stocks. U.S. small cap and emerging market equities returned approximately 4%, while MSCI EAFE stocks and EAFE small cap stocks posted mid-single digit returns. Returns for both consumer discretionary (5%) and consumer staples (8%) stocks trailed relative to other sectors. Health care and technology stocks exhibited leadership with one year returns in the low 20% range.

In our March report, we reported and continue to stress three themes in the management of the Fund:

1. A mid-cycle correction is highly likely for the U.S. markets as quantitative easing is withdrawn and the markets consolidate following a very strong performance period.

2.  Shifting of market leadership is very likely.

3.  It is important to manage this not-so-normal interest rate cycle.

By the close of September, equity markets were in the midst of a fairly significant correction, being led down by energy prices. Falling energy prices are being blamed on a declining outlook for global growth. The persistent weakness in the European economy, continuing stagnation in Japan, and a soft landing in China are the current scapegoats for the correction. We feel that these issues are the elements of a mid-cycle correction, not the beginning of a bear market cycle.

While an extremely low interest rate environment has continued to provide support for equities, other matters related to the unwinding of the financial crisis are in the late stages of resolution. “Risk-retention” rules that will govern the transmission of lending risk among banks is expected to come from U.S. and European regulators soon. This is an essential part of a full recovery which should come in addition to a report on the solvency of European banks to be released by the European regulators. We believe that clarification of these issues will likely provide a lasting tailwind, particularly for global and regional banks.

It is surprising, and no doubt disappointing to some investors, that the U.S. returns are continuing to dominate world equity markets. Periods where U.S. large cap stocks (and the U.S. dollar) dominate all significant markets (the markets that lead the S&P 500 Index this year are all small) make global investing somewhat frustrating. Historically, this leadership does not last much longer than it has already. We stand by our assertion that a leadership change is likely. Valuation of the U.S. equity markets are by several measures stretching relative to history and relative to trading partners. We believe our task is to manage the change in leadership prudently. Our exposures have been fairly stable over the course of the year; we remain underweight European equities relative to the benchmark and will likely remain in this position. We have changed and lightened our exposure to U.S. small cap stocks in favor of

15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2014

U.S. large cap growth stocks. We are, and remain, at a neutral exposure to emerging markets at approximately 12%. And finally, we are wary of risks as central banks continue to work through the end of the financial crisis and this not-so-normal interest rate cycle. We continue to be fortunate to work with analysts and portfolio managers at LMCG who are focused on long-term fundamental values and who are wary of distortions in the equity market created by ultra-low interest rates. We hope that by sticking to strong valuation disciplines, we can post stronger relative returns in the future as we work through this transitional period for world equity markets.

INVESTMENT CONSIDERATIONS

Equity Risk. The Fund’s equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.

Foreign and Emerging Markets Investing Risks. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely effect the Fund.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877)-591-4667.

16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the “Fund”) compared with the performance of the benchmark, the MSCI All Country World Investable Market Index (the "MSCI ACWI"), since inception. The MSCI ACWI is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the MSCI ACWI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI does not include expenses. The Fund is professionally managed while the MSCI ACWI is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund – Institutional Shares vs. MSCI All Country World Investable Market Index

Average Annual Total Returns		Since Inception
Periods Ended September 30, 2014	One Year	September 11, 2013
LMCG Global MultiCap Fund — Institutional Shares	9.22%	9.67%
MSCI All Country World Investable Market Index(1)	10.70%	10.88%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Institutional Shares is 25.07%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) of Institutional Shares to 1.20%, through July 31, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund’s total annual operating expenses to exceed 1.20% for Institutional Shares. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
_________________________________________________________

(1) MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Equity Securities - 91.1%
Common Stock - 91.1%
Australia - 1.6%
411	BHP Billiton PLC	$11,368
515	Primary Health Care, Ltd.	1,968
4,048	Scentre Group REIT (a)	11,647
		24,983
Austria - 0.3%
90	Oesterreichische Post AG	4,314

Bermuda - 0.3%
192	Nabors Industries, Ltd.	4,370

Brazil - 0.6%
400	Banco do Brasil SA	4,161
500	Hypermarcas SA (a)	3,603
233	Vale SA, ADR	2,262
		10,026
Canada - 1.7%
231	Crescent Point Energy Corp.	8,337
225	Goldcorp, Inc.	5,182
200	Intact Financial Corp.	12,949
		26,468
China - 1.0%
16,000	Bank of China, Ltd., Class H	7,168
17,000	GOME Electrical Appliances Holding, Ltd.	2,752
400	Tencent Holdings, Ltd.	5,952
		15,872
Denmark - 0.2%
70	NKT Holding A/S	3,851

France - 3.5%
179	BNP Paribas SA	11,880
103	Sanofi	11,646
225	Total SA	14,570
46	Valeo SA	5,111
203	Vinci SA	11,780
		54,987
Germany - 4.6%
70	Allianz SE	11,300
118	BASF SE	10,764
100	Bayer AG	13,914
140	Daimler AG	10,691
140	Freenet AG	3,630
136	SAP SE	9,815
94	Siemens AG	11,185
		71,299

Hong Kong - 0.8%
500	China Mobile, Ltd.	5,851
800	Dah Sing Financial Holdings, Ltd.	4,858
4,000	Shun Tak Holdings, Ltd.	1,963
		12,672
India - 0.3%
165	Reliance Industries, Ltd., GDR (b)	5,053

Indonesia - 0.3%
10,100	Bank Negara Indonesia Persero Tbk PT	4,564

Ireland - 0.5%
96	DCC PLC	5,314
126	Smurfit Kappa Group PLC	2,746
		8,060
Italy - 1.1%
956	Enel SpA	5,057
2,834	Intesa Sanpaolo SpA	8,555
269	Recordati SpA	4,400
		18,012
Japan - 8.4%
100	Aoyama Trading Co., Ltd.	2,331
1,000	Furukawa Electric Co., Ltd.	2,009
400	Honda Motor Co., Ltd.	13,724
2,000	Mitsubishi UFJ Financial Group, Inc.	11,271
2,000	Mitsui Engineering & Shipbuilding Co., Ltd.	4,504
200	NS Solutions Corp.	5,954
100	Obic Co., Ltd.	3,579
3	Orix JREIT, Inc. REIT	3,771
100	Softbank Corp.	6,985
700	Sumitomo Electric Industries, Ltd.	10,363
2,000	The Joyo Bank, Ltd.	9,844
3,000	Tobu Railway Co., Ltd.	15,084
1,000	Toppan Printing Co., Ltd.	7,187
1,000	Toray Industries, Inc.	6,611
200	Toyota Motor Corp.	11,768
300	West Japan Railway Co.	13,426
200	Yamaha Corp.	2,615
		131,026
Malaysia - 0.4%
3,100	IJM Corp Bhd	6,118

Malta - 0.3%
90	Unibet Group PLC, SDR	4,518

See Notes to Financial Statements.	18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Mexico - 0.4%
5,000	America Movil SAB de CV, Class L	$6,303

New Zealand - 0.3%
980	SKY Network Television, Ltd.	4,817

Norway - 0.2%
167	Salmar ASA	2,947

Philippines - 0.4%
1,600	Universal Robina Corp.	6,644

Republic Of South Korea - 1.2%
19	Hyundai Motor Co.	3,423
293	Industrial Bank of Korea	4,418
6	Samsung Electronics Co., Ltd.	6,720
90	Shinhan Financial Group Co., Ltd.	4,144
		18,705
Russian Federation - 0.5%
1,115	Gazprom OAO, ADR	7,783

Singapore - 0.6%
3,000	Singapore Press Holdings, Ltd.	9,873

South Africa - 0.6%
590	Mediclinic International, Ltd.	4,806
185	MTN Group, Ltd.	3,900
		8,706
Spain - 0.9%
1,460	Banco Santander SA	13,977

Sweden - 0.9%
394	Investor AB, Class B	13,873

Switzerland - 1.3%
5	Forbo Holding AG	5,101
211	Nestle SA	15,507
		20,608
Taiwan - 0.8%
1,000	Hon Hai Precision Industry Co., Ltd.	3,150
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,981
3,180	Uni-President Enterprises Corp.	5,515
		12,646
Thailand - 0.2%
1,300	PTT Global Chemical PCL, Class F	2,442

United Kingdom - 4.3%
300	Berendsen PLC	4,754
186	British American Tobacco PLC	10,481
213	Close Brothers Group PLC	4,914
421	GlaxoSmithKline PLC	9,617
200	Hikma Pharmaceuticals PLC	5,603
301	Royal Dutch Shell PLC, Class B	11,900
145	Whitbread PLC	9,743
192	Wolseley PLC	10,057
		67,069
United States - 52.6%
250	Abbott Laboratories	10,398
105	Agilent Technologies, Inc.	5,983
250	AGL Resources, Inc.	12,835
47	Air Products & Chemicals, Inc.	6,118
60	Akamai Technologies, Inc. (a)	3,588
80	Allegheny Technologies, Inc.	2,968
51	Alnylam Pharmaceuticals, Inc. (a)	3,983
180	Altera Corp.	6,440
31	Amazon.com, Inc. (a)	9,996
408	American Eagle Outfitters, Inc.	5,924
187	AmerisourceBergen Corp.	14,455
63	Apache Corp.	5,914
291	Apple, Inc.	29,318
310	Applied Materials, Inc.	6,699
444	Bank of America Corp.	7,570
92	Belden, Inc.	5,890
18	BlackRock, Inc.	5,910
205	Boise Cascade Co. (a)	6,179
431	Cadence Design Systems, Inc. (a)	7,418
98	Capital One Financial Corp.	7,999
69	Caterpillar, Inc.	6,833
123	Celgene Corp. (a)	11,658
50	Cerner Corp. (a)	2,979
80	Charles River Laboratories International, Inc. (a)	4,779
66	Chevron Corp.	7,875
192	Cintas Corp.	13,553
312	Cisco Systems, Inc.	7,853
153	Citigroup, Inc.	7,928
72	Clean Harbors, Inc. (a)	3,882
134	Cogent Communications Group, Inc.	4,504
205	Comerica, Inc.	10,221
187	Community Health Systems, Inc. (a)	10,246
42	Cummins, Inc.	5,543
79	Danaher Corp.	6,002
375	Darling Ingredients, Inc. (a)	6,870
150	Dick's Sporting Goods, Inc.	6,582
202	Diebold, Inc.	7,135
178	EMC Corp.	5,208

See Notes to Financial Statements.	19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

United States – (continued)
95	Emerson Electric Co.	$5,945
263	Equity One, Inc. REIT	5,689
188	ExlService Holdings, Inc. (a)	4,589
164	Expeditors International of Washington, Inc.	6,655
729	Fifth Third Bancorp	14,595
565	General Electric Co.	14,475
187	Gilead Sciences, Inc. (a)	19,906
14	Google, Inc., Class A (a)	8,238
8	Google, Inc., Class C (a)	4,619
117	HealthSouth Corp.	4,317
133	Heartland Payment Systems, Inc.	6,347
212	Hexcel Corp. (a)	8,416
253	Horace Mann Educators Corp.	7,213
259	Intel Corp.	9,018
441	Internap Network Services Corp. (a)	3,043
250	International Paper Co.	11,935
363	JPMorgan Chase & Co.	21,867
121	Juniper Networks, Inc.	2,680
108	Kadant, Inc.	4,217
313	Kforce, Inc.	6,125
164	Lincoln National Corp.	8,787
93	Lithia Motors, Inc., Class A	7,039
76	Manpowergroup, Inc.	5,328
236	Marsh & McLennan Cos., Inc.	12,352
43	Martin Marietta Materials, Inc.	5,544
212	MasterCard, Inc., Class A	15,671
135	Merck & Co., Inc.	8,003
405	MFA Financial, Inc. REIT	3,151
238	Micron Technology, Inc. (a)	8,154
218	Microsoft Corp.	10,107
257	MKS Instruments, Inc.	8,579
495	National Penn Bancshares, Inc.	4,806
283	New York Community Bancorp, Inc.	4,491
159	Oracle Corp.	6,087
166	PAREXEL International Corp. (a)	10,473
92	PepsiCo, Inc.	8,564
225	Pfizer, Inc.	6,653
42	Pioneer Natural Resources Co.	8,273
192	Portland General Electric Co.	6,167
145	QUALCOMM, Inc.	10,842
70	Red Robin Gourmet Burgers, Inc. (a)	3,983
382	RF Micro Devices, Inc. (a)	4,408
41	Rockwell Automation, Inc.	4,505
92	Schlumberger, Ltd.	9,356
190	SeaWorld Entertainment, Inc.	3,654
114	Sotheby's	4,072
154	Spectra Energy Corp.	6,046
43	Starbucks Corp.	3,245
121	State Street Corp.	8,907
164	SunTrust Banks, Inc.	6,237
250	Synchronoss Technologies, Inc. (a)	11,445
164	Sysco Corp.	6,224
382	TCF Financial Corp.	5,932
241	The Dow Chemical Co.	12,638
34	The Goldman Sachs Group, Inc.	6,241
316	The Interpublic Group of Cos., Inc.	5,789
39	The Ultimate Software Group, Inc. (a)	5,519
40	Towers Watson & Co., Class A	3,980
159	TriMas Corp. (a)	3,869
86	Union Pacific Corp.	9,324
105	United Technologies Corp.	11,088
218	Unum Group	7,495
192	Valero Energy Corp.	8,884
218	Vantiv, Inc., Class A (a)	6,736
164	Wells Fargo & Co.	8,507
450	WisdomTree Investments, Inc. (a)	5,121
236	Xcel Energy, Inc.	7,174
534	Xerox Corp.	7,065
408	Zions Bancorp.	11,857
		823,497
Total Common Stock (Cost $1,357,459)	1,426,083
Total Equity Securities (Cost $1,357,459)	1,426,083

Principal	Security Description	Value

Fixed Income Securities - 1.0%
Exchange Traded Note - 1.0%
$220	iPath MSCI India Index ETN (a) (Cost $11,604)	15,444
Total Fixed Income Securities (Cost $11,604)	15,444

Shares	Security Description	Value

Investment Companies - 4.1%
78	iShares MSCI ACWI ETF	4,594
491	iShares MSCI All Country Asia ex Japan ETF	30,108
476	iShares MSCI EAFE Small-Cap ETF	23,086
116	iShares MSCI Turkey ETF	5,693
Total Investment Companies (Cost $61,613)	63,481

Money Market Fund - 2.0%
30,731	Dreyfus Treasury Prime Cash Management, 0.0% (c) (Cost $30,731)	30,731

Total Investments - 98.2% (Cost $1,461,407)*	$1,535,739
Other Assets & Liabilities, Net – 1.8%	28,840
Net Assets – 100.0%	$1,564,579

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $5,053 or 0.3% of net assets.
(c)	Variable rate security. Rate presented is as of September 30, 2014.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$117,966
Gross Unrealized Depreciation	(43,634)
Net Unrealized Appreciation	$74,332

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$24,983	$-	$24,983
Austria	-	4,314	-	4,314
Bermuda	4,370	-	-	4,370
Brazil	10,026	-	-	10,026
Canada	26,468	-	-	26,468
China	-	15,872	-	15,872
Denmark	-	3,851	-	3,851
France	-	54,987	-	54,987
Germany	-	71,299	-	71,299
Hong Kong	-	12,672	-	12,672
India	5,053	-	-	5,053
Indonesia	-	4,564	-	4,564
Ireland	-	8,060	-	8,060
Italy	-	18,012	-	18,012
Japan	-	131,026	-	131,026
Malaysia	-	6,118	-	6,118
Malta	-	4,518	-	4,518
Mexico	6,303	-	-	6,303
New Zealand	-	4,817	-	4,817
Norway	-	2,947	-	2,947
Philippines	-	6,644	-	6,644
Republic Of South Korea	-	18,705	-	18,705
Russian Federation	7,783	-	-	7,783
Singapore	-	9,873	-	9,873
South Africa	-	8,706	-	8,706
Spain	-	13,977	-	13,977
Sweden	-	13,873	-	13,873
Switzerland	-	20,608	-	20,608
Taiwan	-	12,646	-	12,646
Thailand	-	2,442	-	2,442
United Kingdom	-	67,069	-	67,069
United States	823,497	-	-	823,497
Exchange Traded Note	15,444	-	-	15,444
Investment Companies	63,481	-	-	63,481
Money Market Fund	-	30,731	-	30,731
Total Investments At Value	$962,425	$573,314	$-	$1,535,739

At September 30, 2014, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities                                           36.64%

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

PORTFOLIO HOLDINGS
% of Total Investments
Australia	1.6%
Austria	0.3%
Bermuda	0.3%
Brazil	0.7%
Canada	1.7%
China	1.0%
Denmark	0.3%
France	3.6%
Germany	4.6%
Hong Kong	0.8%
India	0.3%
Indonesia	0.3%
Ireland	0.5%
Italy	1.2%
Japan	8.5%
Malaysia	0.4%
Malta	0.3%
Mexico	0.4%
New Zealand	0.3%
Norway	0.2%
Philippines	0.4%
Republic Of South Korea	1.2%
Russian Federation	0.5%
Singapore	0.7%
South Africa	0.6%
Spain	0.9%
Sweden	0.9%
Switzerland	1.3%
Taiwan	0.8%
Thailand	0.2%
United Kingdom	4.4%
United States*	60.8%
100.0%

* Includes Money Market Fund totaling 2.0%.

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

ASSETS
Total investments, at value (Cost $1,461,407)	$1,535,739
Foreign currency (Cost $2,500)	2,468
Receivables:
Dividends	2,314
From investment adviser	33,934
Prepaid expenses	9,824
Total Assets	1,584,279

LIABILITIES
Accrued Liabilities:
Fund services fees	6,080
Other expenses	13,620
Total Liabilities	19,700

NET ASSETS	$1,564,579

COMPONENTS OF NET ASSETS
Paid-in capital	$1,464,930
Undistributed net investment income	9,502
Accumulated net realized gain	15,861
Net unrealized appreciation	74,286
NET ASSETS	$1,564,579

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	143,008

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,564,579)	$10.94

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $667)	$20,154
Total Investment Income	20,154

EXPENSES
Investment adviser fees	6,569
Fund services fees	85,739
Custodian fees	5,175
Registration fees	9,196
Professional fees	12,907
Trustees' fees and expenses	33
Offering costs	16,408
Pricing Fees	7,612
Miscellaneous expenses	6,856
Total Expenses	150,495
Fees waived and expenses reimbursed	(141,218)
Net Expenses	9,277

NET INVESTMENT INCOME	10,877

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,342
Foreign currency transactions	(793)
Net realized gain	12,549
Net change in unrealized appreciation (depreciation) on:
Investments	(8,409)
Foreign currency translations	(44)
Net change in unrealized appreciation (depreciation)	(8,453)
NET REALIZED AND UNREALIZED GAIN	4,096
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,973

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2014	September 11, 2013* through March 31, 2014
OPERATIONS
Net investment income	$10,877	$2,055
Net realized gain	12,549	5,025
Net change in unrealized appreciation (depreciation)	(8,453)	82,739
Increase in Net Assets Resulting from Operations	14,973	89,819

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	-	(7,357)
Net realized gain:
Institutional Shares	-	(1,999)
Total Distributions to Shareholders	-	(9,356)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	283,750	1,388,943
Reinvestment of distributions:
Institutional Shares	-	9,356
Redemption of shares:
2	Institutional Shares	(77,906)	(135,000)
Increase in Net Assets from Capital Share Transactions	205,844	1,263,299
Increase in Net Assets	220,817	1,343,762

NET ASSETS
Beginning of Period	1,343,762	-
End of Period (Including line (a))	$1,564,579	$1,343,762

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	25,671	136,290
Reinvestment of distributions:
Institutional Shares	-	875
Redemption of shares:
Institutional Shares	(7,032)	(12,796)
Increase in Shares	18,639	124,369

(a)	Undistributed (distributions in excess of) net investment income	$9,502	$(1,375)
*	Commencement of operations.

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2014		September 11, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.80		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.08		0.02
Net realized and unrealized gain (loss)	0.06		0.86
Total from Investment Operations	0.14		0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.06)
Net realized gain	—		(0.02)
Total Distributions to Shareholders	—		(0.08)
NET ASSET VALUE, End of Period	$10.94		$10.80
TOTAL RETURN	1.30	%(c)	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,565		$1,344
Ratios to Average Net Assets:
Net investment income	1.41	%(d)	0.31	%(d)
Net expense	1.20	%(d)	1.20	%(d)
Gross expense (e)	19.47	%(d)	24.97	%(d)
PORTFOLIO TURNOVER RATE	46	%(c)	32	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 1. Organization

LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund commenced operations on May 21, 2013, and September 11, 2013, respectively. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of September 30, 2014, Investor Shares had not commenced operations. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

27	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

The aggregate value by input level, as of September 30, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment

28	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the LMCG Global Market Neutral Fund within 90 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. As of August 1, 2014, the LMCG Global Market Neutral Fund no longer imposes a redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs of $50,377 and $39,382 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds.

Note 3. Fees and Expenses

Investment Adviser – Lee Munder Capital Group, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2015, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2015, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2014, fees waived and expenses reimbursed were as follows:

29	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$63,767	$36,626	$58,205	$158,598
LMCG Global MultiCap Fund	6,569	80,064	54,585	141,218

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.60% for Institutional Shares of the LMCG Global Market Neutral Fund and 1.20% for Institutional Shares of the LMCG Global MultiCap Fund. As of September 30, 2014, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund
March 31, 2014	$214,404	March 31, 2017	$-
September 30, 2014	100,393	March 31, 2018	-
LMCGGlobal MultiCap Fund
March 31, 2014	97,994	March 31, 2017	-
September 30, 2014	86,633	March 31, 2018	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$8,570,062	$6,392,997
LMCG Global MultiCap Fund	861,253	674,597

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the LMCG Global Market Neutral Fund transacts currency contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2014 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$2,596,512

The LMCG Global Market Neutral Fund’s use of derivatives during the period ended September 30, 2014, was limited to forward currency contracts.  As of September 30, 2014, there were no outstanding forward currency contracts.

Realized gains and losses on derivatives contracts during the period ended September 30, 2014, by the LMCG Global Market Neutral Fund are recorded in the following locations on the Statement of Operations:

Location	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$1,604

Note 7. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$(531,150)	$803,634	$272,484
LMCG Global MultiCap Fund	3,687	(1,032)	82,021	84,676

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs), wash sales and real estate investment trusts (REITs).

For tax purposes, the prior year post-October loss was $438,795 for the LMCG Global Market Neutral Fund, and the prior deferred

30	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

late year ordinary loss was $14,446 and $1,032 for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively (realized during the period November 1, 2013 through March 31, 2014). These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2014.

The LMCG Global Market Neutral Fund has $77,909 available short term capital loss carryforwards that have no expiration date.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

31	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
LMCG Global Market Neutral Fund
Institutional Shares
Actual	$1,000.00	$1,067.26	$16.74	3.23%
Hypothetical (5% return before taxes)	$1,000.00	$1,008.87	$16.27	3.23%

LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$1,012.97	$6.06	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.05	$6.07	1.20%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

32	LMCG FUNDS

LEE MUNDER CAPITAL GROUP

**FOR MORE INFORMATION:**
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

**INVESTMENT ADVISER**
Lee Munder Capital Group, LLC
John Hancock Tower
200 Clarendon Street, 28th Floor
Boston, MA 02116

**TRANSFER AGENT**
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

**DISTRIBUTOR**
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0914

MERK® MUTUAL FUNDS

**MERK HARD CURRENCY FUND®**
Investor Shares (MERKX)
Institutional Shares (MHCIX)

**MERK ASIAN CURRENCY FUND®**
Investor Shares (MEAFX)
Institutional Shares (MASIX)

**MERK ABSOLUTE RETURN CURRENCY FUND®**
Investor Shares (MABFX)
Institutional Shares (MAAIX)

**MERK CURRENCY ENHANCED U.S. EQUITY FUND®**
Investor Shares (MUSFX)
Institutional Shares (MUSIX)

# SEMI-ANNUAL REPORT
(UNAUDITED)

SEPTEMBER 30, 2014

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a) - 51.2%
Non-U.S. Government - Australia - 1.3%
3,800,000	Australia Government Bond, Series 131	AUD	4.500%	10/21/14	$3,330,734
Non-U.S. Government - New Zealand - 4.6%
14,700,000	New Zealand Government Bond, Series 415 (b)	NZD	6.000	04/15/15	11,626,193
Non-U.S. Government - United Kingdom - 20.2%
31,500,000	United Kingdom Gilt (b)	GBP	2.750	01/22/15	51,437,227
Non-U.S. Government Agency - Germany - 4.7%
7,300,000	KFW, EMTN (b)	GBP	3.125	12/08/14	11,889,355
Regional Authority - Australia - 8.4%
13,750,000	Queensland Treasury Corp., Series 14 (b)	AUD	5.750	11/21/14	12,087,933
10,500,000	Western Australian Treasury Corp., Series 15	AUD	7.000	04/15/15	9,405,154
					21,493,087
Suprantional - Europe - 12.0%
10,500,000	European Investment Bank, EMTN	EUR	4.250	10/15/14	13,280,636
13,400,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	17,473,581
					30,754,217
Total Foreign Bonds(Cost $135,481,618)					130,530,813
Foreign Treasury Securities (a) - 25.9%
Central Bank - Singapore - 4.7%
15,200,000	Monetary Authority of Singapore, Series 84 (c)	SGD	0.352	12/05/14	11,908,736
Non-U.S. Government - Belgium - 4.7%
9,600,000	Belgium Treasury Bill, Series 364D (c)	EUR	0.000	02/12/15	12,127,031
Non-U.S. Government - Canada - 4.8%
13,700,000	Canadian Treasury Bill (c)	CAD	0.906	12/18/14	12,208,713
Non-U.S. Government - Ireland - 4.8%
9,700,000	Republic of Ireland Treasury Bill (c)	EUR	0.010	12/22/14	12,250,646
Non-U.S. Government - Norway - 3.7%
61,500,000	Norway Treasury Bill, Series 25 (c)	NOK	0.985	12/17/14	9,547,028
Non-U.S. Government - Sweden - 3.2%
58,500,000	Sweden Treasury Bill, Series 187D (c)	SEK	0.120	12/17/14	8,104,739
Total Foreign Treasury Securities (Cost $67,680,489)	66,146,893

Shares
Exchange Traded Product - United States - 14.8%
3,129,800	Merk Gold Trust (d) (e) (Cost $40,317,145)	USD	37,807,671

Money Market Fund - 0.2%
505,574	Morgan Stanley Institutional Liquidity Fund (f) (Cost $505,574)	USD	0.010	505,574

Total Investments – 92.1% (Cost $243,984,826)*	$234,990,951
Foreign Currencies – 12.7% (Cost $32,859,225)	32,512,229
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.2%	534,721
Other Assets and Liabilities, Net – (5.0)%	(12,947,678)
NET ASSETS – 100.0%	$255,090,223

EMTN	European Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contracts and future contract exposures.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $87,040,708 or 34.1% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing security.
(e)	Affiliate.
(f)	Variable rate security. Rate presented is as of September 30, 2014.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$-
Gross Unrealized Depreciation	(8,993,875)
Net Unrealized Depreciation	$(8,993,875)

See Notes to Financial Statements.	1

Affiliated investments are investments that are managed by the adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments.  Transactions during the period with affiliates were as follows:

Exchange Traded Product
Merk Gold Trust	Balance 03/31/14	Gross Additions	Gross Reductions	Balance 09/30/14	Realized Gain	Investment Income
Shares/Principal		3,129,800		3,129,800
Cost	$-	$40,317,145	$-	$40,317,145	$-	$-
Value	$-	$40,317,145	$-	$37,807,671

AFA
At September 30, 2014, the Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

25	Gold 100 oz. Future	01/04/15	$3,272,000	$(243,000)

AF
As of September 30, 2014, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(3,000,000)	Australian Dollar	10/02/14	$(2,618,146)	$(8,505)
(850,000,000)	Japanese Yen	10/29/14	(7,912,044)	160,212
(850,000,000)	Japanese Yen	10/29/14	(7,912,225)	160,393
(500,000,000)	Japanese Yen	10/29/14	(4,654,596)	94,695
(500,000,000)	Japanese Yen	10/29/14	(4,654,553)	94,652
(175,000,000)	Japanese Yen	10/29/14	(1,629,238)	33,274
				$534,721

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$130,530,813	$-	$130,530,813
Foreign Treasury Securities	-	66,146,893	-	66,146,893
Money Market Fund	-	505,574	-	505,574
Exchange Traded Product	37,807,671	-	-	37,807,671
Total Investments At Value	$37,807,671	$197,183,280	$-	$234,990,951

Other Financial Instruments**
Forward Currency Contracts	$-	$543,226	$-	$543,226
Total Assets	$37,807,671	$197,726,506	$-	$235,534,177
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(8,505)	$-	$(8,505)
Futures	(243,000)	-	-	(243,000)
Total Liabilities	$(243,000)	$(8,505)	$-	$(251,505)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	51.2%
Foreign Treasury Securities	25.9%
Exchange Traded Product	14.8%
Money Market Fund	0.2%
Foreign Currencies	12.7%
Net Unrealized Gain on Forward Currency Contracts	0.2%
Other Assets and Liabilities, Net	(5.0)%
100.0%

See Notes to Financial Statements.	2

MERK ASIAN CURRENCY FUND	SEPTEMBER 30, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 34.0%
Bank - China - 4.5%
9,000,000	China Construction Bank Corp. (b)	CNH	3.250%	06/28/15	$1,456,539
Non-U.S. Government - China - 4.4%
9,000,000	China Government Bond (b)	CNH	1.400	08/18/16	1,425,582
Non-U.S. Government - Singapore - 4.7%
1,900,000	Singapore Government Bond	SGD	2.875	07/01/15	1,517,229
Supranational - Global - 20.4%
41,000,000	International Finance Corp., EMTN (c)	CNH	2.550	11/13/14	6,615,132
Total Foreign Bonds (Cost $11,085,817)					11,014,482
Foreign Treasury Securities (a) - 4.6%
Central Bank - Singapore - 4.6%
1,900,000	Monetary Authority of Singapore, Series 84 (c) (Cost $1,504,602)	SGD	0.352	12/05/14	1,488,592

U.S. Government & Agency Obligations (a) - 41.1%
U.S. Treasury Bills - 41.1%
6,500,000	U.S. Treasury Bill (d)	USD	0.045	11/06/14	6,499,916
3,000,000	U.S. Treasury Bill (d)	USD	0.058	12/26/14	2,999,928
3,800,000	U.S. Treasury Bill (d)	USD	0.030	03/26/15	3,799,582
Total U.S. Government & Agency Obligations (Cost $13,298,738)					13,299,426

Time Deposit (a)- 13.8%
9,200,000	Barclays Capital, Inc.	CNH	2.500	11/13/14	1,488,890
9,200,000	Deutsche Bank	CNH	3.000	11/13/14	1,488,890
9,200,000	JP Morgan Bank Hong Kong	CNH	2.400	11/13/14	1,488,890
Total Time Deposit (Cost $4,495,407)	4,466,670

Shares
Money Market Fund - 1.2%
401,135	Morgan Stanley Institutional Liquidity Fund, (e) (Cost $401,135)	USD	0.010	401,135

Total Investments – 94.7% (Cost $30,785,699)*	$30,670,305
Foreign Currencies – 6.8% (Cost $2,231,059)	2,212,268
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.5)%	(474,525)
Other Assets and Liabilities, Net – 0.0%	(10,369)
NET ASSETS – 100.0%	$32,397,679

EMTN	European Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,882,121 or 8.9% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of September 30, 2014.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,127
Gross Unrealized Depreciation	(124,521)
Net Unrealized Depreciation	$(115,394)

See Notes to Financial Statements.	3

MERK ASIAN CURRENCY FUND	SEPTEMBER 30, 2014
SCHEDULE OF INVESTMENTS

As of September 30, 2014, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
65,500,000	China Renminbi (Yuan)	10/29/14	$10,641,063	$(15,932)
81,700,000	China Renminbi (Yuan)	10/29/14	13,238,273	14,753
259,500,000	Indian Rupee	10/29/14	4,261,574	(94,384)
(200,000,000)	Japanese Yen	10/29/14	(1,925,339)	101,379
3,400,000,000	South Korean Won	10/29/14	3,341,983	(132,931)
17,900,000	Malaysian Ringgit	10/29/14	5,675,693	(235,637)
162,000,000	New Taiwan Dollar	10/29/14	5,438,066	(111,773)
				$(474,525)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$11,014,482	$-	$11,014,482
Foreign Treasury Securities	-	1,488,592	-	1,488,592
U.S. Treasury Bills	-	13,299,426	-	13,299,426
Time Deposits	-	4,466,670	-	4,466,670
Money Market Fund	-	401,135	-	401,135
Total Investments At Value	$-	$30,670,305	$-	$30,670,305

Other Financial Instruments**
Forward Currency Contracts	-	116,132	-	116,132
Total Assets	$-	$30,723,437	$-	$30,723,437
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(590,657)	-	(590,657)
Total Liabilities	$-	$(590,657)	$-	$(590,657)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	34.0%
Foreign Treasury Securities	4.6%
U.S. Treasury Bills	41.1%
Time Deposit	13.8%
Money Market Fund	1.2%
Foreign Currencies	6.8%
Net Unrealized Loss on Forward Currency Contracts	(1.5)%
100.0%
AFA
See Notes to Financial Statements.	4

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2014
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a)- 34.7%
Non-U.S. Government - Australia - 3.7%
1,750,000	Australia Government Bond, Series 131	AUD	4.500%	10/21/14	$1,533,890
Non-U.S. Government - New Zealand - 1.6%
850,000	New Zealand Government Bond, Series 415 (b)	NZD	6.000	04/15/15	672,263

Regional Authority – Australia - 14.6%
1,700,000	New South Wales Treasury Corp., Series 15	AUD	6.000	04/01/15	1,512,989
1,700,000	Queensland Treasury Corp., Series 14 (b)	AUD	5.750	11/21/14	1,494,508
1,700,000	Treasury Corp of Victoria, Series 1014	AUD	4.750	10/15/14	1,489,455
1,700,000	Western Australian Treasury Corp., Series 15	AUD	7.000	04/15/15	1,522,739
6,019,691

Regional Authority - Canada - 10.4%
1,750,000	Province of Alberta Canada	CAD	2.750	12/01/14	1,567,039
1,300,000	Province of Manitoba Canada	CAD	4.800	12/03/14	1,168,183
1,700,000	Province of New Brunswick Canada	CAD	4.500	02/04/15	1,535,761
4,270,983
Supranational - Europe - 4.4%
1,400,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	1,825,598
Total Foreign Bonds (Cost $15,013,342)					14,322,425
Foreign Treasury Securities (a) - 33.0%
Non-U.S. Government - Belgium - 2.9%
950,000	Belgium Treasury Bill, Series 364D (c)	EUR	0.000	02/12/15	1,200,071
Non-U.S. Government - Canada - 3.9%
1,800,000	Canadian Treasury Bill (c)	CAD	0.8981	12/18/14	1,604,064
Non-U.S. Government - Ireland - 4.3%
1,400,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	12/22/14	1,768,134
Non-U.S. Government - Norway - 4.3%
11,400,000	Norway Treasury Bill, Series 25 (c)	NOK	0.996	12/17/14	1,769,693
Non-U.S. Government - Sweden - 17.6%
52,500,000	Sweden Treasury Bill, Series 187D (c)	SEK	0.120	12/17/14	7,273,484

Total Foreign Treasury Securities (Cost $13,828,737)					13,615,446
U.S. Government & Agency Obligations (a) - 23.0%
U.S. Treasury Bills - 23.0%
2,500,000	U.S. Treasury Bill (d)	USD	0.045	11/06/14	2,499,968
1,000,000	U.S. Treasury Bill (d)	USD	0.058	12/26/14	999,976
6,000,000	U.S. Treasury Bill (c)	USD	0.015-0.030	03/26/15	5,999,340

Total U.S. Government & Agency Obligations (Cost $9,499,163)	9,499,284

Shares

Money Market Fund - 1.7%
708,680	Morgan Stanley Institutional Liquidity Fund (e) (Cost $708,680)	USD	0.010	708,680

Total Investments – 92.4% (Cost $39,049,922)*	$38,145,835

Foreign Currencies – 11.0% (Cost $4,672,247)	4,546,183
Net Unrealized Gain/Loss on Forward Currency Contracts – 6.1%	2,507,897
Other Assets and Liabilities, Net – (9.5)%	(3,900,276)
NET ASSETS – 100.0%	$41,299,639

See Notes to Financial Statements.	5

EMTN	European Medium Term Note

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,166,771 or 5.2% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of September 30, 2014.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$193
Gross Unrealized Depreciation	(904,280)
Net Unrealized Depreciation	$(904,087)

As of September 30, 2014, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(10,570,000)	Australian Dollar	10/01/14	$(9,908,960)	$654,394
(5,640,000)	Australian Dollar	10/01/14	(5,244,961)	306,858
(5,515,000)	Australian Dollar	10/01/14	(4,987,468)	158,809
(4,825,000)	Australian Dollar	10/01/14	(4,319,306)	94,777
(4,800,000)	Australian Dollar	10/01/14	(4,345,315)	142,674
(4,610,000)	Australian Dollar	10/01/14	(4,304,687)	268,401
(3,785,000)	Australian Dollar	10/01/14	(3,457,956)	143,998
(3,050,000)	Australian Dollar	10/01/14	(2,702,493)	32,065
(2,715,000)	Australian Dollar	10/01/14	(2,519,626)	142,508
(2,519,086)	Australian Dollar	10/01/14	(2,335,162)	129,576
(2,340,000)	Australian Dollar	10/01/14	(2,151,268)	102,480
(2,175,000)	Australian Dollar	10/01/14	(2,020,210)	115,888
(2,100,000)	Australian Dollar	10/01/14	(1,950,798)	112,143
(2,090,000)	Australian Dollar	10/01/14	(1,853,197)	23,297
(1,170,000)	Australian Dollar	10/01/14	(1,084,638)	60,245
(525,000)	Australian Dollar	10/01/14	(471,311)	11,647
(435,000)	Australian Dollar	10/01/14	(404,781)	23,917
(135,000)	Australian Dollar	10/01/14	(125,333)	7,133
(90,000)	Australian Dollar	10/01/14	(82,070)	3,270
230,000	Australian Dollar	10/01/14	203,966	(2,588)
390,000	Australian Dollar	10/01/14	361,524	(20,060)
405,000	Australian Dollar	10/01/14	365,456	(10,857)
770,000	Australian Dollar	10/01/14	718,390	(44,217)
1,080,000	Australian Dollar	10/01/14	1,002,617	(57,023)
1,420,000	Australian Dollar	10/01/14	1,314,078	(70,797)
1,555,000	Australian Dollar	10/01/14	1,440,765	(79,285)
2,080,000	Australian Dollar	10/01/14	1,932,803	(111,658)
2,210,000	Australian Dollar	10/01/14	1,959,926	(24,960)
2,355,000	Australian Dollar	10/01/14	2,088,546	(26,625)
3,010,000	Australian Dollar	10/01/14	2,803,860	(168,454)
3,730,000	Australian Dollar	10/01/14	3,466,533	(200,731)
4,925,000	Australian Dollar	10/01/14	4,590,736	(278,652)
4,980,000	Australian Dollar	10/01/14	4,664,946	(304,706)
6,105,000	Australian Dollar	10/01/14	5,511,926	(166,692)
7,139,086	Australian Dollar	10/01/14	6,330,920	(80,293)
7,705,000	Australian Dollar	10/01/14	7,164,633	(418,519)
9,000,000	Australian Dollar	10/01/14	7,981,556	(101,604)
(13,112,000)	Canadian Dollars	10/01/14	(11,987,359)	279,694
(10,350,000)	Canadian Dollars	10/01/14	(9,474,496)	233,012
(10,000,000)	Canadian Dollars	10/01/14	(9,142,783)	213,813
(8,095,000)	Canadian Dollars	10/01/14	(7,299,428)	71,427
(8,000,000)	Canadian Dollars	10/01/14	(7,213,765)	70,589
(6,960,000)	Canadian Dollars	10/01/14	(6,333,648)	119,085
(6,140,000)	Canadian Dollars	10/01/14	(5,550,720)	68,332
(6,040,000)	Canadian Dollars	10/01/14	(5,506,358)	113,261
(4,120,000)	Canadian Dollars	10/01/14	(3,799,093)	120,357
(3,465,000)	Canadian Dollars	10/01/14	(3,124,609)	30,720
(3,340,000)	Canadian Dollars	10/01/14	(3,062,990)	80,715
(2,440,000)	Canadian Dollars	10/01/14	(2,213,584)	34,915
(2,360,000)	Canadian Dollars	10/01/14	(2,128,174)	20,937
(1,565,000)	Canadian Dollars	10/01/14	(1,433,111)	35,727
(915,000)	Canadian Dollars	10/01/14	(825,135)	8,134
(190,000)	Canadian Dollars	10/01/14	(173,945)	4,294
(175,000)	Canadian Dollars	10/01/14	(161,061)	4,804
(80,000)	Canadian Dollars	10/01/14	(72,961)	1,529
250,000	Canadian Dollars	10/01/14	228,226	(5,002)
375,000	Canadian Dollars	10/01/14	346,295	(11,459)
920,000	Canadian Dollars	10/01/14	835,628	(14,162)
995,000	Canadian Dollars	10/01/14	907,517	(19,084)
1,265,000	Canadian Dollars	10/01/14	1,141,701	(12,186)
1,415,000	Canadian Dollars	10/01/14	1,285,263	(21,814)
1,465,000	Canadian Dollars	10/01/14	1,343,763	(35,669)
1,645,000	Canadian Dollars	10/01/14	1,511,810	(42,995)
1,735,000	Canadian Dollars	10/01/14	1,582,115	(32,939)
1,770,000	Canadian Dollars	10/01/14	1,615,540	(35,112)
1,825,000	Canadian Dollars	10/01/14	1,668,975	(39,438)
2,130,000	Canadian Dollars	10/01/14	1,954,458	(52,588)
2,240,000	Canadian Dollars	10/01/14	2,038,972	(38,882)
2,550,000	Canadian Dollars	10/01/14	2,332,279	(55,392)
3,075,000	Canadian Dollars	10/01/14	2,817,221	(71,563)
4,680,000	Canadian Dollars	10/01/14	4,284,906	(106,148)
5,360,000	Canadian Dollars	10/01/14	4,894,637	(108,710)
5,415,000	Canadian Dollars	10/01/14	4,975,507	(140,470)
7,010,000	Canadian Dollars	10/01/14	6,372,017	(112,809)
7,270,000	Canadian Dollars	10/01/14	6,591,366	(100,005)
7,410,000	Canadian Dollars	10/01/14	6,682,928	(66,561)
13,000,000	Canadian Dollars	10/01/14	11,723,674	(116,013)
13,547,000	Canadian Dollars	10/01/14	12,217,191	(121,115)
(4,570,000)	Swiss Franc	10/01/14	(4,992,929)	206,085
(4,175,000)	Swiss Franc	10/01/14	(4,597,287)	224,185
(3,770,000)	Swiss Franc	10/01/14	(4,136,525)	187,640
(3,535,000)	Swiss Franc	10/01/14	(3,901,697)	198,963
(3,040,000)	Swiss Franc	10/01/14	(3,250,129)	65,883
(2,260,000)	Swiss Franc	10/01/14	(2,498,286)	131,050
(2,165,000)	Swiss Franc	10/01/14	(2,365,572)	97,844
(2,025,000)	Swiss Franc	10/01/14	(2,211,489)	90,404
(1,985,000)	Swiss Franc	10/01/14	(2,123,828)	44,641
(1,940,000)	Swiss Franc	10/01/14	(2,066,919)	34,867
(1,755,000)	Swiss Franc	10/01/14	(1,856,770)	18,496
(1,535,000)	Swiss Franc	10/01/14	(1,623,983)	16,148
(1,510,000)	Swiss Franc	10/01/14	(1,623,862)	42,213
(1,250,000)	Swiss Franc	10/01/14	(1,338,240)	28,928
(1,225,000)	Swiss Franc	10/01/14	(1,354,331)	71,206
(1,200,000)	Swiss Franc	10/01/14	(1,317,677)	60,738
(975,000)	Swiss Franc	10/01/14	(1,037,456)	16,193
(855,000)	Swiss Franc	10/01/14	(928,789)	33,219
(465,000)	Swiss Franc	10/01/14	(498,267)	11,203
(390,000)	Swiss Franc	10/01/14	(416,879)	8,374

See Notes to Financial Statements.	6

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(295,000)	Swiss Franc	10/01/14	$(326,873)	$17,875
(250,000)	Swiss Franc	10/01/14	(268,227)	6,365
520,000	Swiss Franc	10/01/14	555,119	(10,445)
730,000	Swiss Franc	10/01/14	807,269	(42,631)
745,000	Swiss Franc	10/01/14	816,485	(36,135)
1,005,000	Swiss Franc	10/01/14	1,063,352	(10,666)
1,015,000	Swiss Franc	10/01/14	1,116,891	(53,730)
1,055,000	Swiss Franc	10/01/14	1,124,771	(19,712)
1,105,000	Swiss Franc	10/01/14	1,169,150	(11,718)
1,485,000	Swiss Franc	10/01/14	1,571,229	(15,766)
1,590,000	Swiss Franc	10/01/14	1,701,695	(36,251)
1,990,000	Swiss Franc	10/01/14	2,166,400	(81,975)
2,050,000	Swiss Franc	10/01/14	2,239,201	(91,930)
2,405,000	Swiss Franc	10/01/14	2,544,758	(25,642)
2,595,000	Swiss Franc	10/01/14	2,837,899	(119,768)
2,880,000	Swiss Franc	10/01/14	3,111,626	(94,971)
5,055,000	Swiss Franc	10/01/14	5,397,821	(102,964)
14,945,000	Swiss Franc	10/01/14	16,461,680	(807,548)
(7,255,000)	Euro	10/01/14	(9,276,729)	113,298
(5,955,000)	Euro	10/01/14	(7,813,883)	292,417
(4,000,000)	Euro	10/01/14	(5,329,400)	277,198
(3,745,000)	Euro	10/01/14	(4,934,714)	204,590
(3,488,571)	Euro	10/01/14	(4,663,410)	257,169
(2,190,000)	Euro	10/01/14	(2,906,860)	140,779
(1,855,000)	Euro	10/01/14	(2,447,500)	104,541
(1,730,000)	Euro	10/01/14	(2,239,358)	54,281
(1,365,000)	Euro	10/01/14	(1,767,861)	43,797
(1,340,000)	Euro	10/01/14	(1,727,480)	34,992
(1,295,000)	Euro	10/01/14	(1,721,332)	85,682
(1,290,000)	Euro	10/01/14	(1,662,686)	33,350
(735,000)	Euro	10/01/14	(975,346)	47,004
(695,000)	Euro	10/01/14	(917,472)	39,652
(520,000)	Euro	10/01/14	(664,922)	8,136
(370,000)	Euro	10/01/14	(475,649)	8,320
(285,000)	Euro	10/01/14	(365,944)	5,975
(170,000)	Euro	10/01/14	(227,639)	12,920
(140,000)	Euro	10/01/14	(181,069)	4,242
(90,000)	Euro	10/01/14	(120,573)	6,898
95,000	Euro	10/01/14	123,753	(3,763)
135,000	Euro	10/01/14	172,628	(2,116)
185,000	Euro	10/01/14	238,825	(5,161)
260,000	Euro	10/01/14	334,946	(6,553)
375,000	Euro	10/01/14	502,215	(28,571)
385,000	Euro	10/01/14	515,552	(29,278)
560,000	Euro	10/01/14	726,640	(19,332)
690,000	Euro	10/01/14	882,344	(10,840)
795,000	Euro	10/01/14	1,064,136	(60,011)
810,000	Euro	10/01/14	1,048,194	(25,123)
1,290,000	Euro	10/01/14	1,649,572	(20,237)
1,835,000	Euro	10/01/14	2,444,519	(126,822)
1,945,000	Euro	10/01/14	2,561,771	(105,138)
2,235,000	Euro	10/01/14	2,896,978	(74,060)
2,885,000	Euro	10/01/14	3,805,007	(161,107)
4,535,000	Euro	10/01/14	5,961,712	(233,778)
5,595,000	Euro	10/01/14	7,245,696	(178,929)
6,903,571	Euro	10/01/14	8,827,953	(108,395)
7,000,000	Euro	10/01/14	8,951,192	(109,839)
(8,445,000)	Pounds Sterling	10/01/14	(13,803,342)	112,728
(7,350,000)	Pounds Sterling	10/01/14	(12,119,905)	204,451
(6,280,000)	Pounds Sterling	10/01/14	(10,319,713)	138,890
(5,640,000)	Pounds Sterling	10/01/14	(9,352,555)	209,268
(2,780,000)	Pounds Sterling	10/01/14	(4,539,699)	32,902
(2,075,000)	Pounds Sterling	10/01/14	(3,393,769)	29,882
(1,940,000)	Pounds Sterling	10/01/14	(3,224,053)	79,022
(1,710,000)	Pounds Sterling	10/01/14	(2,795,029)	22,862
(1,150,000)	Pounds Sterling	10/01/14	(1,906,447)	42,124
(1,130,000)	Pounds Sterling	10/01/14	(1,889,954)	58,055
(665,000)	Pounds Sterling	10/01/14	(1,081,071)	3,006
(630,000)	Pounds Sterling	10/01/14	(1,016,451)	(4,874)
(620,000)	Pounds Sterling	10/01/14	(1,034,590)	29,477
(510,000)	Pounds Sterling	10/01/14	(845,658)	18,871
(165,000)	Pounds Sterling	10/01/14	(266,654)	(835)
315,000	Pounds Sterling	10/01/14	516,539	(5,877)
455,000	Pounds Sterling	10/01/14	754,163	(16,540)
575,000	Pounds Sterling	10/01/14	953,556	(21,395)
630,000	Pounds Sterling	10/01/14	1,029,585	(8,260)
930,000	Pounds Sterling	10/01/14	1,530,674	(23,004)
1,150,000	Pounds Sterling	10/01/14	1,879,806	(15,483)
1,160,000	Pounds Sterling	10/01/14	1,867,743	12,791
1,360,000	Pounds Sterling	10/01/14	2,207,810	(3,046)
1,370,000	Pounds Sterling	10/01/14	2,285,845	(64,869)
1,640,000	Pounds Sterling	10/01/14	2,736,792	(78,106)
1,840,000	Pounds Sterling	10/01/14	3,007,611	(24,694)
1,875,000	Pounds Sterling	10/01/14	3,128,329	(88,672)
2,060,000	Pounds Sterling	10/01/14	3,415,077	(75,508)
2,400,000	Pounds Sterling	10/01/14	3,984,665	(93,905)
2,585,000	Pounds Sterling	10/01/14	4,225,445	(34,771)
2,635,000	Pounds Sterling	10/01/14	4,403,041	(131,310)
2,940,000	Pounds Sterling	10/01/14	4,775,119	(8,937)
3,255,000	Pounds Sterling	10/01/14	5,406,961	(130,117)
5,710,000	Pounds Sterling	10/01/14	9,352,015	(95,248)
6,205,000	Pounds Sterling	10/01/14	10,061,646	(2,410)
(778,050,000)	Japanese Yen	10/01/14	(7,412,061)	317,919
(651,950,000)	Japanese Yen	10/01/14	(6,370,774)	426,393
(635,350,000)	Japanese Yen	10/01/14	(6,201,252)	408,227
(565,700,000)	Japanese Yen	10/01/14	(5,529,706)	371,739
(427,050,000)	Japanese Yen	10/01/14	(3,926,676)	32,899
(354,950,000)	Japanese Yen	10/01/14	(3,258,129)	21,749
(310,500,000)	Japanese Yen	10/01/14	(2,850,080)	18,988
(289,350,000)	Japanese Yen	10/01/14	(2,662,171)	23,921
(284,300,000)	Japanese Yen	10/01/14	(2,664,165)	71,961
(271,950,000)	Japanese Yen	10/01/14	(2,580,849)	101,250
(249,250,000)	Japanese Yen	10/01/14	(2,402,996)	130,372
(236,850,000)	Japanese Yen	10/01/14	(2,302,656)	143,093
(232,200,000)	Japanese Yen	10/01/14	(2,236,285)	119,120
(194,100,000)	Japanese Yen	10/01/14	(1,787,342)	17,568
(183,600,000)	Japanese Yen	10/01/14	(1,685,229)	11,192
(173,150,000)	Japanese Yen	10/01/14	(1,669,096)	90,340
(114,800,000)	Japanese Yen	10/01/14	(1,106,855)	60,126
(69,100,000)	Japanese Yen	10/01/14	(644,202)	14,159
(58,250,000)	Japanese Yen	10/01/14	(556,340)	25,226
(57,700,000)	Japanese Yen	10/01/14	(543,469)	17,369
(56,900,000)	Japanese Yen	10/01/14	(551,120)	32,314
(35,000,000)	Japanese Yen	10/01/14	(328,171)	9,047
(18,900,000)	Japanese Yen	10/01/14	(176,255)	3,927
8,150,000	Japanese Yen	10/01/14	79,503	(5,192)
8,350,000	Japanese Yen	10/01/14	81,353	(5,219)
37,800,000	Japanese Yen	10/01/14	346,645	(1,991)
74,550,000	Japanese Yen	10/01/14	728,406	(48,670)
94,850,000	Japanese Yen	10/01/14	885,448	(20,620)
109,150,000	Japanese Yen	10/01/14	1,051,216	(56,003)
176,700,000	Japanese Yen	10/01/14	1,622,185	(11,061)
221,450,000	Japanese Yen	10/01/14	2,129,069	(109,922)
427,800,000	Japanese Yen	10/01/14	4,118,965	(218,350)
513,400,000	Japanese Yen	10/01/14	4,713,080	(31,976)
599,850,000	Japanese Yen	10/01/14	5,706,106	(236,765)
928,300,000	Japanese Yen	10/01/14	8,848,334	(384,236)
993,900,000	Japanese Yen	10/01/14	9,675,027	(612,797)

See Notes to Financial Statements.	7

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
1,000,000,000	Japanese Yen	10/01/14	$9,181,495	$(63,647)
1,054,700,000	Japanese Yen	10/01/14	9,682,923	(66,329)
(80,015,000)	Norwegian Krone	10/01/14	(12,966,882)	512,701
(62,980,000)	Norwegian Krone	10/01/14	(9,853,635)	50,919
(27,730,000)	Norwegian Krone	10/01/14	(4,339,821)	23,700
(19,480,000)	Norwegian Krone	10/01/14	(3,048,633)	16,608
(18,380,000)	Norwegian Krone	10/01/14	(2,976,534)	115,722
(17,570,000)	Norwegian Krone	10/01/14	(2,848,756)	114,019
(16,520,000)	Norwegian Krone	10/01/14	(2,685,293)	113,986
(15,250,000)	Norwegian Krone	10/01/14	(2,404,656)	31,022
(10,240,000)	Norwegian Krone	10/01/14	(1,663,475)	69,639
(9,000,000)	Norwegian Krone	10/01/14	(1,407,271)	6,439
(7,200,000)	Norwegian Krone	10/01/14	(1,165,213)	44,546
(4,140,000)	Norwegian Krone	10/01/14	(669,333)	24,950
(2,960,000)	Norwegian Krone	10/01/14	(481,358)	20,640
(1,310,000)	Norwegian Krone	10/01/14	(211,618)	7,719
(1,140,000)	Norwegian Krone	10/01/14	(179,500)	2,061
(750,000)	Norwegian Krone	10/01/14	(117,088)	352
770,000	Norwegian Krone	10/01/14	123,460	(3,611)
2,580,000	Norwegian Krone	10/01/14	405,890	(4,318)
4,570,000	Norwegian Krone	10/01/14	719,383	(8,071)
6,160,000	Norwegian Krone	10/01/14	972,635	(13,843)
6,690,000	Norwegian Krone	10/01/14	1,052,924	(11,638)
7,080,000	Norwegian Krone	10/01/14	1,103,688	(1,699)
7,120,000	Norwegian Krone	10/01/14	1,155,621	(47,407)
7,240,000	Norwegian Krone	10/01/14	1,168,679	(41,786)
8,150,000	Norwegian Krone	10/01/14	1,279,832	(11,300)
8,250,000	Norwegian Krone	10/01/14	1,325,287	(41,190)
8,600,000	Norwegian Krone	10/01/14	1,388,003	(49,429)
10,060,000	Norwegian Krone	10/01/14	1,622,272	(56,452)
11,140,000	Norwegian Krone	10/01/14	1,802,810	(68,890)
11,230,000	Norwegian Krone	10/01/14	1,788,865	(40,937)
12,530,000	Norwegian Krone	10/01/14	2,037,955	(87,685)
22,370,000	Norwegian Krone	10/01/14	3,637,735	(155,887)
23,900,000	Norwegian Krone	10/01/14	3,762,522	(42,533)
26,550,000	Norwegian Krone	10/01/14	4,156,642	(24,185)
28,595,000	Norwegian Krone	10/01/14	4,476,831	(26,075)
34,320,000	Norwegian Krone	10/01/14	5,566,165	(224,323)
46,760,000	Norwegian Krone	10/01/14	7,398,974	(120,870)
(13,670,000)	New Zealand Dollar	10/01/14	(11,347,180)	675,696
(13,000,000)	New Zealand Dollar	10/01/14	(10,476,278)	327,829
(12,220,000)	New Zealand Dollar	10/01/14	(9,847,090)	307,548
(7,330,000)	New Zealand Dollar	10/01/14	(6,128,738)	406,574
(6,375,000)	New Zealand Dollar	10/01/14	(5,325,624)	348,981
(5,870,000)	New Zealand Dollar	10/01/14	(4,925,758)	343,343
(5,375,000)	New Zealand Dollar	10/01/14	(4,387,735)	191,741
(3,625,000)	New Zealand Dollar	10/01/14	(2,956,412)	126,556
(3,555,000)	New Zealand Dollar	10/01/14	(2,919,259)	144,049
(3,550,000)	New Zealand Dollar	10/01/14	(2,907,397)	136,090
(2,225,000)	New Zealand Dollar	10/01/14	(1,804,411)	67,465
(1,305,000)	New Zealand Dollar	10/01/14	(1,103,130)	84,381
(1,215,000)	New Zealand Dollar	10/01/14	(1,026,743)	78,253
(1,025,000)	New Zealand Dollar	10/01/14	(859,914)	59,748
(510,000)	New Zealand Dollar	10/01/14	(411,019)	12,888
(405,000)	New Zealand Dollar	10/01/14	(336,774)	20,611
(230,000)	New Zealand Dollar	10/01/14	(193,817)	14,267
(195,000)	New Zealand Dollar	10/01/14	(164,767)	12,541
195,000	New Zealand Dollar	10/01/14	157,173	(4,946)
200,000	New Zealand Dollar	10/01/14	163,203	(7,073)
705,000	New Zealand Dollar	10/01/14	586,756	(36,398)
895,000	New Zealand Dollar	10/01/14	729,355	(30,674)
1,060,000	New Zealand Dollar	10/01/14	882,285	(54,797)
1,345,000	New Zealand Dollar	10/01/14	1,118,435	(68,461)
1,480,000	New Zealand Dollar	10/01/14	1,234,771	(79,410)
1,530,000	New Zealand Dollar	10/01/14	1,235,898	(41,504)
1,620,000	New Zealand Dollar	10/01/14	1,363,928	(99,275)
2,265,000	New Zealand Dollar	10/01/14	1,893,952	(125,780)
2,350,000	New Zealand Dollar	10/01/14	1,990,065	(155,537)
2,585,000	New Zealand Dollar	10/01/14	2,095,336	(77,356)
4,160,000	New Zealand Dollar	10/01/14	3,422,420	(174,916)
4,995,000	New Zealand Dollar	10/01/14	4,134,631	(235,285)
5,810,000	New Zealand Dollar	10/01/14	4,854,923	(319,347)
6,095,000	New Zealand Dollar	10/01/14	5,123,091	(365,030)
6,945,000	New Zealand Dollar	10/01/14	5,662,571	(240,958)
9,210,000	New Zealand Dollar	10/01/14	7,622,380	(432,595)
12,175,000	New Zealand Dollar	10/01/14	9,814,954	(310,542)
16,060,000	New Zealand Dollar	10/01/14	12,946,448	(409,211)
(100,960,000)	Swedish Krona	10/01/14	(14,064,057)	72,926
(64,180,000)	Swedish Krona	10/01/14	(8,940,417)	46,293
(58,075,000)	Swedish Krona	10/01/14	(8,434,128)	386,040
(46,490,000)	Swedish Krona	10/01/14	(6,544,814)	102,186
(27,930,000)	Swedish Krona	10/01/14	(4,066,814)	196,248
(24,010,000)	Swedish Krona	10/01/14	(3,415,108)	87,780
(19,670,000)	Swedish Krona	10/01/14	(2,760,395)	34,508
(14,550,000)	Swedish Krona	10/01/14	(2,119,176)	102,824
(10,650,000)	Swedish Krona	10/01/14	(1,494,339)	18,452
(10,520,000)	Swedish Krona	10/01/14	(1,513,973)	56,101
(8,240,000)	Swedish Krona	10/01/14	(1,204,061)	62,154
(7,490,000)	Swedish Krona	10/01/14	(1,085,351)	47,380
(5,360,000)	Swedish Krona	10/01/14	(783,025)	40,232
(5,250,000)	Swedish Krona	10/01/14	(736,908)	9,358
(2,770,000)	Swedish Krona	10/01/14	(396,840)	12,971
(1,990,000)	Swedish Krona	10/01/14	(288,525)	12,749
(940,000)	Swedish Krona	10/01/14	(135,536)	5,270
920,000	Swedish Krona	10/01/14	128,851	(1,357)
1,990,000	Swedish Krona	10/01/14	277,323	(1,547)
3,360,000	Swedish Krona	10/01/14	471,588	(5,956)
4,100,000	Swedish Krona	10/01/14	574,775	(6,593)
9,070,000	Swedish Krona	10/01/14	1,270,197	(13,268)
9,630,000	Swedish Krona	10/01/14	1,400,583	(66,049)
9,960,000	Swedish Krona	10/01/14	1,442,274	(62,008)
15,080,000	Swedish Krona	10/01/14	2,202,745	(112,945)
15,350,000	Swedish Krona	10/01/14	2,169,159	(41,942)
18,780,000	Swedish Krona	10/01/14	2,677,567	(75,018)
18,790,000	Swedish Krona	10/01/14	2,703,760	(99,825)
23,740,000	Swedish Krona	10/01/14	3,390,499	(100,588)
24,980,000	Swedish Krona	10/01/14	3,503,564	(41,812)
39,650,000	Swedish Krona	10/01/14	5,594,775	(100,041)
41,580,000	Swedish Krona	10/01/14	5,795,370	(33,175)
48,900,000	Swedish Krona	10/01/14	6,815,697	(39,089)
53,445,000	Swedish Krona	10/01/14	7,448,994	(42,536)
69,750,000	Swedish Krona	10/01/14	9,811,951	(145,931)
(14,685,000)	Singapore Dollar	10/01/14	(11,588,633)	77,306
(10,595,000)	Singapore Dollar	10/01/14	(8,380,933)	75,689
(7,960,000)	Singapore Dollar	10/01/14	(6,275,987)	36,275
(5,450,000)	Singapore Dollar	10/01/14	(4,352,201)	80,037
(4,970,000)	Singapore Dollar	10/01/14	(3,940,482)	44,582
(3,890,000)	Singapore Dollar	10/01/14	(3,109,368)	60,062
(3,160,000)	Singapore Dollar	10/01/14	(2,493,171)	16,100
(2,815,000)	Singapore Dollar	10/01/14	(2,258,896)	52,264
(1,665,000)	Singapore Dollar	10/01/14	(1,312,523)	7,357
(1,420,000)	Singapore Dollar	10/01/14	(1,120,545)	7,431
(905,000)	Singapore Dollar	10/01/14	(724,730)	15,316
(885,000)	Singapore Dollar	10/01/14	(699,516)	5,779
(840,000)	Singapore Dollar	10/01/14	(673,229)	14,767
(710,000)	Singapore Dollar	10/01/14	(568,320)	11,762
(530,000)	Singapore Dollar	10/01/14	(425,672)	10,214
(95,000)	Singapore Dollar	10/01/14	(75,883)	1,414

See Notes to Financial Statements.	8

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(75,000)	Singapore Dollar	10/01/14	$(60,066)	$1,274
255,000	Singapore Dollar	10/01/14	202,079	(2,189)
445,000	Singapore Dollar	10/01/14	357,349	(8,521)
550,000	Singapore Dollar	10/01/14	441,847	(10,711)
595,000	Singapore Dollar	10/01/14	470,995	(4,585)
695,000	Singapore Dollar	10/01/14	549,783	(4,984)
730,000	Singapore Dollar	10/01/14	586,671	(14,437)
865,000	Singapore Dollar	10/01/14	693,609	(15,550)
1,160,000	Singapore Dollar	10/01/14	918,274	(8,969)
1,300,000	Singapore Dollar	10/01/14	1,042,565	(23,516)
1,590,000	Singapore Dollar	10/01/14	1,272,018	(25,644)
2,815,000	Singapore Dollar	10/01/14	2,222,001	(15,370)
3,160,000	Singapore Dollar	10/01/14	2,532,404	(55,333)
3,780,000	Singapore Dollar	10/01/14	3,010,086	(47,007)
6,885,000	Singapore Dollar	10/01/14	5,434,371	(37,334)
7,285,000	Singapore Dollar	10/01/14	5,818,053	(107,463)
8,110,000	Singapore Dollar	10/01/14	6,493,155	(135,861)
9,200,000	Singapore Dollar	10/01/14	7,363,287	(151,560)
11,230,000	Singapore Dollar	10/01/14	8,875,906	(72,896)
(16,634,086)	Australian Dollar	10/21/14	(14,728,080)	187,046
(1,510,000)	Australian Dollar	10/21/14	(1,316,711)	(3,287)
(785,000)	Australian Dollar	10/21/14	(694,167)	7,943
(295,000)	Australian Dollar	10/21/14	(258,995)	1,115
845,000	Australian Dollar	10/21/14	736,656	2,019
2,310,000	Australian Dollar	10/21/14	2,027,199	(7,864)
(11,122,000)	Canadian Dollars	10/21/14	(10,024,673)	99,331
(2,070,000)	Canadian Dollars	10/21/14	(1,854,970)	7,689
(1,460,000)	Canadian Dollars	10/21/14	(1,312,304)	9,391
130,000	Canadian Dollars	10/21/14	116,174	(161)
1,365,000	Canadian Dollars	10/21/14	1,228,534	(10,399)
(2,710,000)	Swiss Franc	10/21/14	(2,867,688)	28,621
(2,335,000)	Swiss Franc	10/21/14	(2,457,798)	11,591
(700,000)	Swiss Franc	10/21/14	(742,280)	8,942
(640,000)	Swiss Franc	10/21/14	(673,985)	3,504
(460,000)	Swiss Franc	10/21/14	(480,290)	(1,618)
(230,000)	Swiss Franc	10/21/14	(242,521)	1,567
(8,243,571)	Euro	10/21/14	(10,542,033)	128,486
(2,800,000)	Euro	10/21/14	(3,556,695)	19,644
(1,325,000)	Euro	10/21/14	(1,684,866)	11,083
(1,150,000)	Euro	10/21/14	(1,448,456)	(4,262)
245,000	Euro	10/21/14	313,799	(4,307)
1,090,000	Euro	10/21/14	1,387,218	(10,295)
(915,000)	Pounds Sterling	10/21/14	(1,490,211)	7,141
80,000	Pounds Sterling	10/21/14	129,596	71
100,000	Pounds Sterling	10/21/14	163,637	(1,552)
435,000	Pounds Sterling	10/21/14	706,442	(1,376)
955,000	Pounds Sterling	10/21/14	1,558,312	(10,409)
4,580,000	Pounds Sterling	10/21/14	7,485,078	(61,625)
(1,000,000,000)	Japanese Yen	10/21/14	(9,180,811)	61,548
(895,750,000)	Japanese Yen	10/21/14	(8,223,873)	55,293
(255,950,000)	Japanese Yen	10/21/14	(2,346,590)	12,515
(58,150,000)	Japanese Yen	10/21/14	(530,193)	(93)
154,050,000	Japanese Yen	10/21/14	1,416,972	(12,149)
469,350,000	Japanese Yen	10/21/14	4,301,282	(21,156)
594,100,000	Japanese Yen	10/21/14	5,436,592	(18,838)
(9,930,000)	Norwegian Krone	10/21/14	(1,547,026)	2,650
(2,650,000)	Norwegian Krone	10/21/14	(414,761)	2,616
6,310,000	Norwegian Krone	10/21/14	981,576	(205)
8,220,000	Norwegian Krone	10/21/14	1,276,578	1,848
28,320,000	Norwegian Krone	10/21/14	4,387,959	16,545
55,045,000	Norwegian Krone	10/21/14	8,611,102	(50,158)
(3,905,000)	New Zealand Dollar	10/21/14	(3,090,713)	49,027
(2,700,000)	New Zealand Dollar	10/21/14	(2,172,323)	69,237
(595,000)	New Zealand Dollar	10/21/14	(478,068)	14,610
255,000	New Zealand Dollar	10/21/14	198,111	514
695,000	New Zealand Dollar	10/21/14	547,779	(6,429)
6,430,000	New Zealand Dollar	10/21/14	4,993,954	14,507
(7,000,000)	Swedish Krona	10/21/14	(968,841)	(1,140)
2,470,000	Swedish Krona	10/21/14	344,391	(2,127)
4,890,000	Swedish Krona	10/21/14	675,381	2,220
5,310,000	Swedish Krona	10/21/14	732,837	2,963
10,370,000	Swedish Krona	10/21/14	1,432,199	4,758
19,225,000	Swedish Krona	10/21/14	2,678,835	(14,852)
(11,675,000)	Singapore Dollar	10/21/14	(9,162,526)	10,788
(665,000)	Singapore Dollar	10/21/14	(522,786)	1,514
(180,000)	Singapore Dollar	10/21/14	(141,065)	(32)
350,000	Singapore Dollar	10/21/14	276,370	(2,014)
2,330,000	Singapore Dollar	10/21/14	1,834,637	(8,209)
6,405,000	Singapore Dollar	10/21/14	5,055,488	(34,767)
				$2,507,897

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$14,322,425	$-	$14,322,425
Foreign Treasury Securities	-	13,615,446	-	13,615,446
U.S. Treasury Bills	-	9,499,284	-	9,499,284
Money Market Fund	-	708,680	-	708,680
Total Investments At Value	$-	$38,145,835	$-	$38,145,835

Other Financial Instruments**
Forward Currency Contracts	-	18,079,436	-	18,079,436
Total Assets	$-	$56,225,271	$-	$56,225,271
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(15,571,539)	$-	$(15,571,539)
Total Liabilities	$-	$(15,571,539)	$-	$(15,571,539)

See Notes to Financial Statements.	9

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	34.7%
Foreign Treasury Securities	33.0%
Money Market Funds	1.7%
U.S. Government & Agency Obligations	23.0%
Foreign Currencies	11.0%
Net Unrealized Gain/Loss of Forward Currency Contracts	6.1%
Other Assets and Liabilities, Net	(9.5)%
100.0%
A
See Notes to Financial Statements.	10

MERK CURRENCY ENHANCED U.S. EQUITY FUND	SEPTEMBER 30, 2014
SCHEDULE OF INVESTMENTS

Shares	Security Description	Currency			Value in USD
Exchange Traded Product - United States - 90.1%
20,600	SPDR S&P 500 ETF Trust (Cost $2,794,806)	USD			$4,058,612
Money Market Fund - 5.0%
224,004	Morgan Stanley Institutional Liquidity Fund, 0.01% (a) (Cost $224,004)	USD			224,004
Contracts			Strike Price	Exp. Date
Put Options Purchased - 1.2%
165	SPDR S&P 500 ETF Trust	USD	$170.000	01/15	21,202
150	SPDR S&P 500 ETF Trust	USD	170.000	03/15	36,000
Total Put Options Purchased (Cost $77,567)					57,202
Total Investments – 96.3% (Cost $3,096,377)*					$4,339,818

Net Unrealized Gain/Loss on Forward Currency Contracts – 2.8%	127,927
Other Assets and Liabilities, Net – 0.9%	37,293
NET ASSETS – 100.0%	$4,505,038

ETF	Exchange Traded Fund
(a)	Variable rate security. Rate presented is as of September 30, 2014.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,263,806
Gross Unrealized Depreciation	(20,365)
Net Unrealized Appreciation	$1,243,441

AFA
At September 30, 2014, the Merk Currency Enhanced U.S. Equity Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
(4)	S&P 500 Index E-mini Future	12/23/14	$(397,740)	$4,640

As of September 30, 2014, the Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(1,220,000)	Australian Dollar	10/01/14	$(1,143,702)	$75,531
(640,000)	Australian Dollar	10/01/14	(595,173)	34,821
(635,000)	Australian Dollar	10/01/14	(574,260)	18,285
(555,000)	Australian Dollar	10/01/14	(496,832)	10,902
(550,000)	Australian Dollar	10/01/14	(497,901)	16,348
(535,000)	Australian Dollar	10/01/14	(499,568)	31,148
(450,000)	Australian Dollar	10/01/14	(411,118)	17,120
(360,000)	Australian Dollar	10/01/14	(318,983)	3,785
(325,000)	Australian Dollar	10/01/14	(301,613)	17,059
(310,000)	Australian Dollar	10/01/14	(274,888)	3,467
(265,000)	Australian Dollar	10/01/14	(243,626)	11,606
(250,000)	Australian Dollar	10/01/14	(232,208)	13,320
(235,000)	Australian Dollar	10/01/14	(218,304)	12,549
(235,000)	Australian Dollar	10/01/14	(208,374)	2,620
(130,000)	Australian Dollar	10/01/14	(120,515)	6,694
(70,000)	Australian Dollar	10/01/14	(62,842)	1,553
(45,000)	Australian Dollar	10/01/14	(41,874)	2,474
(20,000)	Australian Dollar	10/01/14	(18,568)	1,057
(5,000)	Australian Dollar	10/01/14	(4,559)	182
25,000	Australian Dollar	10/01/14	22,170	(281)
45,000	Australian Dollar	10/01/14	41,714	(2,315)
45,000	Australian Dollar	10/01/14	40,606	(1,206)
85,000	Australian Dollar	10/01/14	79,303	(4,881)
125,000	Australian Dollar	10/01/14	116,044	(6,600)
170,000	Australian Dollar	10/01/14	157,319	(8,476)
180,000	Australian Dollar	10/01/14	166,777	(9,178)
240,000	Australian Dollar	10/01/14	223,016	(12,884)
260,000	Australian Dollar	10/01/14	230,580	(2,936)
270,000	Australian Dollar	10/01/14	239,451	(3,053)
340,000	Australian Dollar	10/01/14	316,715	(19,028)
435,000	Australian Dollar	10/01/14	404,274	(23,410)
570,000	Australian Dollar	10/01/14	533,940	(34,876)
570,000	Australian Dollar	10/01/14	531,314	(32,250)
700,000	Australian Dollar	10/01/14	631,998	(19,113)
825,000	Australian Dollar	10/01/14	764,818	(42,489)
895,000	Australian Dollar	10/01/14	832,232	(48,614)
1,055,000	Australian Dollar	10/01/14	935,616	(11,910)
(1,880,000)	Canadian Dollars	10/01/14	(1,718,843)	40,197
(1,840,000)	Canadian Dollars	10/01/14	(1,659,166)	16,235
(1,195,000)	Canadian Dollars	10/01/14	(1,093,915)	26,903
(810,000)	Canadian Dollars	10/01/14	(737,106)	13,859
(710,000)	Canadian Dollars	10/01/14	(641,858)	7,902
(695,000)	Canadian Dollars	10/01/14	(633,596)	13,032
(475,000)	Canadian Dollars	10/01/14	(438,002)	13,876
(400,000)	Canadian Dollars	10/01/14	(360,705)	3,546
(385,000)	Canadian Dollars	10/01/14	(353,069)	9,304
(285,000)	Canadian Dollars	10/01/14	(258,554)	4,078
(270,000)	Canadian Dollars	10/01/14	(243,478)	2,395
(185,000)	Canadian Dollars	10/01/14	(169,409)	4,223
(105,000)	Canadian Dollars	10/01/14	(94,688)	933
(25,000)	Canadian Dollars	10/01/14	(22,887)	565
(20,000)	Canadian Dollars	10/01/14	(18,407)	549

See Notes to Financial Statements.	11

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(10,000)	Canadian Dollars	10/01/14	$(9,120)	$191
30,000	Canadian Dollars	10/01/14	27,387	(600)
40,000	Canadian Dollars	10/01/14	36,938	(1,222)
105,000	Canadian Dollars	10/01/14	95,371	(1,616)
115,000	Canadian Dollars	10/01/14	104,889	(2,206)
145,000	Canadian Dollars	10/01/14	130,867	(1,397)
165,000	Canadian Dollars	10/01/14	151,345	(4,017)
165,000	Canadian Dollars	10/01/14	149,872	(2,544)
185,000	Canadian Dollars	10/01/14	170,021	(4,835)
200,000	Canadian Dollars	10/01/14	182,376	(3,797)
210,000	Canadian Dollars	10/01/14	191,674	(4,166)
210,000	Canadian Dollars	10/01/14	192,046	(4,538)
245,000	Canadian Dollars	10/01/14	224,809	(6,049)
260,000	Canadian Dollars	10/01/14	236,666	(4,513)
295,000	Canadian Dollars	10/01/14	269,813	(6,408)
345,000	Canadian Dollars	10/01/14	316,079	(8,029)
540,000	Canadian Dollars	10/01/14	494,412	(12,248)
615,000	Canadian Dollars	10/01/14	561,605	(12,473)
625,000	Canadian Dollars	10/01/14	574,274	(16,213)
810,000	Canadian Dollars	10/01/14	736,282	(13,035)
850,000	Canadian Dollars	10/01/14	770,655	(11,692)
860,000	Canadian Dollars	10/01/14	775,616	(7,725)
2,275,000	Canadian Dollars	10/01/14	2,051,680	(20,339)
(530,000)	Swiss Franc	10/01/14	(579,049)	23,900
(480,000)	Swiss Franc	10/01/14	(528,550)	25,775
(435,000)	Swiss Franc	10/01/14	(477,291)	21,651
(405,000)	Swiss Franc	10/01/14	(447,012)	22,795
(345,000)	Swiss Franc	10/01/14	(368,847)	7,477
(255,000)	Swiss Franc	10/01/14	(281,886)	14,787
(245,000)	Swiss Franc	10/01/14	(267,697)	11,072
(235,000)	Swiss Franc	10/01/14	(256,642)	10,491
(230,000)	Swiss Franc	10/01/14	(246,086)	5,172
(225,000)	Swiss Franc	10/01/14	(239,720)	4,044
(205,000)	Swiss Franc	10/01/14	(216,888)	2,161
(175,000)	Swiss Franc	10/01/14	(185,145)	1,841
(175,000)	Swiss Franc	10/01/14	(188,196)	4,892
(145,000)	Swiss Franc	10/01/14	(155,236)	3,356
(140,000)	Swiss Franc	10/01/14	(154,781)	8,138
(135,000)	Swiss Franc	10/01/14	(148,239)	6,833
(115,000)	Swiss Franc	10/01/14	(122,367)	1,910
(95,000)	Swiss Franc	10/01/14	(103,199)	3,691
(55,000)	Swiss Franc	10/01/14	(58,935)	1,325
(45,000)	Swiss Franc	10/01/14	(48,101)	966
(35,000)	Swiss Franc	10/01/14	(38,782)	2,121
(30,000)	Swiss Franc	10/01/14	(32,187)	764
60,000	Swiss Franc	10/01/14	64,052	(1,205)
85,000	Swiss Franc	10/01/14	93,156	(4,123)
90,000	Swiss Franc	10/01/14	99,526	(5,256)
115,000	Swiss Franc	10/01/14	126,544	(6,088)
125,000	Swiss Franc	10/01/14	133,267	(2,336)
125,000	Swiss Franc	10/01/14	132,257	(1,326)
133,000	Swiss Franc	10/01/14	140,722	(1,411)
160,000	Swiss Franc	10/01/14	169,291	(1,699)
180,000	Swiss Franc	10/01/14	192,645	(4,104)
225,000	Swiss Franc	10/01/14	244,945	(9,269)
240,000	Swiss Franc	10/01/14	262,150	(10,763)
280,000	Swiss Franc	10/01/14	296,271	(2,985)
295,000	Swiss Franc	10/01/14	322,613	(13,615)
335,000	Swiss Franc	10/01/14	361,943	(11,047)
580,000	Swiss Franc	10/01/14	619,335	(11,814)
1,707,000	Swiss Franc	10/01/14	1,880,233	(92,237)
(845,000)	Euro	10/01/14	(1,080,474)	13,196
(685,000)	Euro	10/01/14	(898,826)	33,637
(460,000)	Euro	10/01/14	(612,881)	31,878
(430,000)	Euro	10/01/14	(566,603)	23,491
(255,000)	Euro	10/01/14	(338,470)	16,392
(215,000)	Euro	10/01/14	(283,673)	12,117
(205,000)	Euro	10/01/14	(265,357)	6,432
(160,000)	Euro	10/01/14	(206,225)	4,136
(160,000)	Euro	10/01/14	(207,222)	5,134
(155,000)	Euro	10/01/14	(199,820)	4,048
(150,000)	Euro	10/01/14	(199,382)	9,925
(85,000)	Euro	10/01/14	(112,795)	5,436
(80,000)	Euro	10/01/14	(105,608)	4,564
(55,000)	Euro	10/01/14	(70,328)	861
(50,000)	Euro	10/01/14	(64,277)	1,124
(35,000)	Euro	10/01/14	(44,941)	734
(24,000)	Euro	10/01/14	(30,688)	374
(20,000)	Euro	10/01/14	(26,781)	1,520
(15,000)	Euro	10/01/14	(19,400)	454
(10,000)	Euro	10/01/14	(13,397)	766
10,000	Euro	10/01/14	13,027	(396)
35,000	Euro	10/01/14	45,089	(882)
39,000	Euro	10/01/14	52,136	(2,877)
40,000	Euro	10/01/14	53,564	(3,042)
45,000	Euro	10/01/14	60,266	(3,428)
45,000	Euro	10/01/14	58,093	(1,255)
65,000	Euro	10/01/14	84,342	(2,244)
75,000	Euro	10/01/14	95,907	(1,178)
90,000	Euro	10/01/14	120,468	(6,794)
100,000	Euro	10/01/14	129,407	(3,102)
160,000	Euro	10/01/14	204,598	(2,510)
215,000	Euro	10/01/14	286,415	(14,859)
230,000	Euro	10/01/14	302,934	(12,433)
255,000	Euro	10/01/14	330,528	(8,450)
330,000	Euro	10/01/14	435,235	(18,428)
520,000	Euro	10/01/14	683,592	(26,806)
635,000	Euro	10/01/14	822,344	(20,307)
1,205,000	Euro	10/01/14	1,540,896	(18,920)
(972,000)	Pounds Sterling	10/01/14	(1,588,733)	12,975
(845,000)	Pounds Sterling	10/01/14	(1,393,377)	23,505
(720,000)	Pounds Sterling	10/01/14	(1,183,152)	15,924
(645,000)	Pounds Sterling	10/01/14	(1,069,574)	23,932
(320,000)	Pounds Sterling	10/01/14	(522,555)	3,787
(230,000)	Pounds Sterling	10/01/14	(376,177)	3,312
(220,000)	Pounds Sterling	10/01/14	(365,614)	8,961
(200,000)	Pounds Sterling	10/01/14	(326,904)	2,674
(135,000)	Pounds Sterling	10/01/14	(223,800)	4,945
(130,000)	Pounds Sterling	10/01/14	(217,428)	6,679
(85,000)	Pounds Sterling	10/01/14	(138,182)	384
(70,000)	Pounds Sterling	10/01/14	(116,809)	3,328
(60,000)	Pounds Sterling	10/01/14	(99,489)	2,220
(55,000)	Pounds Sterling	10/01/14	(88,738)	(426)
(30,000)	Pounds Sterling	10/01/14	(48,483)	(152)
30,000	Pounds Sterling	10/01/14	49,194	(560)
55,000	Pounds Sterling	10/01/14	91,163	(1,999)
65,000	Pounds Sterling	10/01/14	107,793	(2,419)
75,000	Pounds Sterling	10/01/14	122,570	(983)
105,000	Pounds Sterling	10/01/14	172,818	(2,597)
130,000	Pounds Sterling	10/01/14	209,316	1,433
135,000	Pounds Sterling	10/01/14	220,673	(1,818)
155,000	Pounds Sterling	10/01/14	251,625	(347)
160,000	Pounds Sterling	10/01/14	266,960	(7,576)
187,000	Pounds Sterling	10/01/14	312,061	(8,906)
215,000	Pounds Sterling	10/01/14	358,715	(10,168)
215,000	Pounds Sterling	10/01/14	351,433	(2,885)
240,000	Pounds Sterling	10/01/14	397,873	(8,797)
275,000	Pounds Sterling	10/01/14	456,576	(10,760)

See Notes to Financial Statements.	12

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
290,000	Pounds Sterling	10/01/14	$474,034	$(3,901)
300,000	Pounds Sterling	10/01/14	501,295	(14,950)
345,000	Pounds Sterling	10/01/14	560,346	(1,049)
370,000	Pounds Sterling	10/01/14	614,616	(14,791)
655,000	Pounds Sterling	10/01/14	1,072,779	(10,926)
715,000	Pounds Sterling	10/01/14	1,159,400	(278)
(89,700,000)	Japanese Yen	10/01/14	(854,523)	36,652
(74,300,000)	Japanese Yen	10/01/14	(726,050)	48,594
(72,500,000)	Japanese Yen	10/01/14	(707,627)	46,583
(65,000,000)	Japanese Yen	10/01/14	(635,374)	42,714
(49,700,000)	Japanese Yen	10/01/14	(456,986)	3,829
(39,500,000)	Japanese Yen	10/01/14	(362,575)	2,420
(36,200,000)	Japanese Yen	10/01/14	(333,059)	2,993
(33,700,000)	Japanese Yen	10/01/14	(315,802)	8,530
(32,650,000)	Japanese Yen	10/01/14	(299,694)	1,997
(31,750,000)	Japanese Yen	10/01/14	(301,313)	11,821
(29,150,000)	Japanese Yen	10/01/14	(281,032)	15,247
(26,650,000)	Japanese Yen	10/01/14	(256,662)	13,672
(26,400,000)	Japanese Yen	10/01/14	(256,661)	15,950
(21,500,000)	Japanese Yen	10/01/14	(197,980)	1,946
(19,900,000)	Japanese Yen	10/01/14	(191,828)	10,383
(19,200,000)	Japanese Yen	10/01/14	(176,233)	1,170
(13,000,000)	Japanese Yen	10/01/14	(125,341)	6,809
(8,400,000)	Japanese Yen	10/01/14	(78,311)	1,721
(7,400,000)	Japanese Yen	10/01/14	(69,700)	2,228
(7,100,000)	Japanese Yen	10/01/14	(68,769)	4,032
(6,700,000)	Japanese Yen	10/01/14	(63,991)	2,901
(2,350,000)	Japanese Yen	10/01/14	(22,034)	607
(1,350,000)	Japanese Yen	10/01/14	(12,590)	281
450,000	Japanese Yen	10/01/14	4,384	(281)
950,000	Japanese Yen	10/01/14	9,267	(605)
3,950,000	Japanese Yen	10/01/14	36,224	(208)
7,900,000	Japanese Yen	10/01/14	77,189	(5,158)
11,100,000	Japanese Yen	10/01/14	103,621	(2,413)
13,150,000	Japanese Yen	10/01/14	126,647	(6,747)
19,650,000	Japanese Yen	10/01/14	180,396	(1,230)
25,600,000	Japanese Yen	10/01/14	246,124	(12,707)
49,000,000	Japanese Yen	10/01/14	471,784	(25,010)
57,550,000	Japanese Yen	10/01/14	528,317	(3,584)
68,850,000	Japanese Yen	10/01/14	654,939	(27,176)
107,000,000	Japanese Yen	10/01/14	1,019,899	(44,289)
113,650,000	Japanese Yen	10/01/14	1,106,315	(70,072)
235,300,000	Japanese Yen	10/01/14	2,160,227	(14,798)
(7,835,000)	Norwegian Krone	10/01/14	(1,269,706)	50,203
(7,240,000)	Norwegian Krone	10/01/14	(1,132,746)	5,854
(3,040,000)	Norwegian Krone	10/01/14	(475,768)	2,598
(2,240,000)	Norwegian Krone	10/01/14	(350,562)	1,910
(2,070,000)	Norwegian Krone	10/01/14	(335,625)	13,433
(2,040,000)	Norwegian Krone	10/01/14	(330,366)	12,844
(1,910,000)	Norwegian Krone	10/01/14	(310,467)	13,179
(1,660,000)	Norwegian Krone	10/01/14	(261,753)	3,377
(1,170,000)	Norwegian Krone	10/01/14	(190,065)	7,957
(1,040,000)	Norwegian Krone	10/01/14	(162,618)	744
(830,000)	Norwegian Krone	10/01/14	(134,323)	5,135
(530,000)	Norwegian Krone	10/01/14	(85,688)	3,194
(360,000)	Norwegian Krone	10/01/14	(58,544)	2,510
(130,000)	Norwegian Krone	10/01/14	(21,000)	766
(120,000)	Norwegian Krone	10/01/14	(18,895)	217
(100,000)	Norwegian Krone	10/01/14	(15,612)	47
90,000	Norwegian Krone	10/01/14	14,430	(422)
370,000	Norwegian Krone	10/01/14	58,209	(619)
560,000	Norwegian Krone	10/01/14	88,152	(989)
680,000	Norwegian Krone	10/01/14	107,369	(1,528)
810,000	Norwegian Krone	10/01/14	127,484	(1,409)
830,000	Norwegian Krone	10/01/14	134,714	(5,526)
850,000	Norwegian Krone	10/01/14	137,207	(4,906)
850,000	Norwegian Krone	10/01/14	132,505	(204)
880,000	Norwegian Krone	10/01/14	138,190	(1,220)
950,000	Norwegian Krone	10/01/14	152,609	(4,743)
990,000	Norwegian Krone	10/01/14	159,782	(5,690)
1,150,000	Norwegian Krone	10/01/14	185,449	(6,453)
1,270,000	Norwegian Krone	10/01/14	205,527	(7,854)
1,290,000	Norwegian Krone	10/01/14	205,488	(4,702)
1,440,000	Norwegian Krone	10/01/14	234,210	(10,077)
1,915,000	Norwegian Krone	10/01/14	299,812	(1,746)
2,560,000	Norwegian Krone	10/01/14	416,299	(17,840)
2,650,000	Norwegian Krone	10/01/14	417,183	(4,716)
2,850,000	Norwegian Krone	10/01/14	446,193	(2,596)
3,920,000	Norwegian Krone	10/01/14	635,762	(25,622)
5,410,000	Norwegian Krone	10/01/14	856,040	(13,984)
(2,920,000)	New Zealand Dollar	10/01/14	(2,352,987)	73,489
(1,575,000)	New Zealand Dollar	10/01/14	(1,307,374)	77,851
(840,000)	New Zealand Dollar	10/01/14	(702,338)	46,592
(740,000)	New Zealand Dollar	10/01/14	(618,190)	40,509
(680,000)	New Zealand Dollar	10/01/14	(570,616)	39,774
(620,000)	New Zealand Dollar	10/01/14	(506,120)	22,117
(415,000)	New Zealand Dollar	10/01/14	(338,458)	14,489
(415,000)	New Zealand Dollar	10/01/14	(340,786)	16,816
(410,000)	New Zealand Dollar	10/01/14	(335,784)	15,717
(255,000)	New Zealand Dollar	10/01/14	(206,798)	7,732
(150,000)	New Zealand Dollar	10/01/14	(126,797)	9,699
(135,000)	New Zealand Dollar	10/01/14	(114,083)	8,695
(115,000)	New Zealand Dollar	10/01/14	(96,478)	6,703
(50,000)	New Zealand Dollar	10/01/14	(40,296)	1,264
(40,000)	New Zealand Dollar	10/01/14	(33,262)	2,036
(25,000)	New Zealand Dollar	10/01/14	(21,124)	1,608
(25,000)	New Zealand Dollar	10/01/14	(21,067)	1,551
25,000	New Zealand Dollar	10/01/14	20,400	(884)
25,000	New Zealand Dollar	10/01/14	20,150	(634)
80,000	New Zealand Dollar	10/01/14	66,582	(4,130)
90,000	New Zealand Dollar	10/01/14	73,343	(3,085)
125,000	New Zealand Dollar	10/01/14	104,043	(6,462)
155,000	New Zealand Dollar	10/01/14	128,890	(7,890)
165,000	New Zealand Dollar	10/01/14	137,660	(8,853)
180,000	New Zealand Dollar	10/01/14	145,400	(4,883)
265,000	New Zealand Dollar	10/01/14	221,588	(14,716)
270,000	New Zealand Dollar	10/01/14	228,646	(17,870)
290,000	New Zealand Dollar	10/01/14	244,160	(17,772)
305,000	New Zealand Dollar	10/01/14	247,225	(9,127)
485,000	New Zealand Dollar	10/01/14	399,008	(20,393)
575,000	New Zealand Dollar	10/01/14	475,959	(27,085)
665,000	New Zealand Dollar	10/01/14	555,684	(36,552)
705,000	New Zealand Dollar	10/01/14	592,581	(42,223)
795,000	New Zealand Dollar	10/01/14	648,199	(27,583)
1,060,000	New Zealand Dollar	10/01/14	877,277	(49,788)
1,405,000	New Zealand Dollar	10/01/14	1,132,650	(35,837)
1,745,000	New Zealand Dollar	10/01/14	1,406,697	(44,463)
(11,650,000)	Swedish Krona	10/01/14	(1,622,883)	8,415
(7,230,000)	Swedish Krona	10/01/14	(1,007,155)	5,215
(5,240,000)	Swedish Krona	10/01/14	(737,682)	11,518
(3,240,000)	Swedish Krona	10/01/14	(471,768)	22,766
(2,770,000)	Swedish Krona	10/01/14	(393,996)	10,127
(2,160,000)	Swedish Krona	10/01/14	(303,124)	3,789
(1,660,000)	Swedish Krona	10/01/14	(241,775)	11,731
(1,240,000)	Swedish Krona	10/01/14	(173,989)	2,148
(1,210,000)	Swedish Krona	10/01/14	(174,136)	6,453
(960,000)	Swedish Krona	10/01/14	(140,279)	7,241
(890,000)	Swedish Krona	10/01/14	(128,967)	5,630

See Notes to Financial Statements.	13

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(630,000)	Swedish Krona	10/01/14	$(91,494)	$4,188
(620,000)	Swedish Krona	10/01/14	(90,574)	4,654
(600,000)	Swedish Krona	10/01/14	(84,218)	1,070
(310,000)	Swedish Krona	10/01/14	(44,412)	1,452
(250,000)	Swedish Krona	10/01/14	(36,247)	1,602
(100,000)	Swedish Krona	10/01/14	(14,419)	561
40,000	Swedish Krona	10/01/14	5,575	(32)
130,000	Swedish Krona	10/01/14	18,207	(192)
250,000	Swedish Krona	10/01/14	34,840	(194)
340,000	Swedish Krona	10/01/14	47,720	(603)
500,000	Swedish Krona	10/01/14	70,094	(804)
1,080,000	Swedish Krona	10/01/14	151,247	(1,580)
1,150,000	Swedish Krona	10/01/14	167,256	(7,887)
1,160,000	Swedish Krona	10/01/14	167,976	(7,222)
1,730,000	Swedish Krona	10/01/14	252,702	(12,957)
1,770,000	Swedish Krona	10/01/14	250,125	(4,836)
2,160,000	Swedish Krona	10/01/14	307,963	(8,628)
2,170,000	Swedish Krona	10/01/14	312,249	(11,528)
2,730,000	Swedish Krona	10/01/14	389,893	(11,567)
2,810,000	Swedish Krona	10/01/14	394,116	(4,703)
4,590,000	Swedish Krona	10/01/14	647,668	(11,581)
4,790,000	Swedish Krona	10/01/14	667,624	(3,822)
5,430,000	Swedish Krona	10/01/14	756,835	(4,341)
7,930,000	Swedish Krona	10/01/14	1,115,538	(16,591)
(1,690,000)	Singapore Dollar	10/01/14	(1,333,660)	8,897
(1,220,000)	Singapore Dollar	10/01/14	(965,053)	8,716
(915,000)	Singapore Dollar	10/01/14	(721,423)	4,170
(625,000)	Singapore Dollar	10/01/14	(499,106)	9,179
(570,000)	Singapore Dollar	10/01/14	(451,927)	5,113
(450,000)	Singapore Dollar	10/01/14	(359,696)	6,948
(375,000)	Singapore Dollar	10/01/14	(295,867)	1,911
(320,000)	Singapore Dollar	10/01/14	(256,784)	5,941
(195,000)	Singapore Dollar	10/01/14	(153,719)	862
(155,000)	Singapore Dollar	10/01/14	(122,313)	811
(125,000)	Singapore Dollar	10/01/14	(98,802)	816
(105,000)	Singapore Dollar	10/01/14	(84,085)	1,777
(95,000)	Singapore Dollar	10/01/14	(76,139)	1,670
(80,000)	Singapore Dollar	10/01/14	(64,036)	1,325
(55,000)	Singapore Dollar	10/01/14	(44,174)	1,060
(10,000)	Singapore Dollar	10/01/14	(7,988)	149
(5,000)	Singapore Dollar	10/01/14	(4,004)	85
20,000	Singapore Dollar	10/01/14	15,849	(172)
50,000	Singapore Dollar	10/01/14	40,152	(957)
65,000	Singapore Dollar	10/01/14	52,218	(1,266)
70,000	Singapore Dollar	10/01/14	55,411	(539)
80,000	Singapore Dollar	10/01/14	63,284	(574)
85,000	Singapore Dollar	10/01/14	68,311	(1,681)
90,000	Singapore Dollar	10/01/14	72,167	(1,618)
145,000	Singapore Dollar	10/01/14	114,784	(1,121)
145,000	Singapore Dollar	10/01/14	116,286	(2,623)
185,000	Singapore Dollar	10/01/14	148,002	(2,984)
320,000	Singapore Dollar	10/01/14	252,590	(1,747)
370,000	Singapore Dollar	10/01/14	296,516	(6,479)
455,000	Singapore Dollar	10/01/14	362,325	(5,658)
780,000	Singapore Dollar	10/01/14	615,659	(4,230)
835,000	Singapore Dollar	10/01/14	666,860	(12,317)
930,000	Singapore Dollar	10/01/14	744,591	(15,580)
1,050,000	Singapore Dollar	10/01/14	840,375	(17,298)
1,315,000	Singapore Dollar	10/01/14	1,039,342	(8,536)
(805,000)	Australian Dollar	10/21/14	(712,760)	9,052
(115,000)	Australian Dollar	10/21/14	(100,279)	(250)
(85,000)	Australian Dollar	10/21/14	(75,165)	860
(45,000)	Australian Dollar	10/21/14	(39,508)	170
90,000	Australian Dollar	10/21/14	78,460	215
280,000	Australian Dollar	10/21/14	245,721	(953)
(520,000)	Canadian Dollars	10/21/14	(468,695)	4,644
(250,000)	Canadian Dollars	10/21/14	(224,030)	929
(165,000)	Canadian Dollars	10/21/14	(148,308)	1,061
80,000	Canadian Dollars	10/21/14	71,492	(99)
155,000	Canadian Dollars	10/21/14	139,504	(1,181)
(318,000)	Swiss Franc	10/21/14	(336,504)	3,358
(280,000)	Swiss Franc	10/21/14	(294,725)	1,390
(80,000)	Swiss Franc	10/21/14	(84,832)	1,022
(75,000)	Swiss Franc	10/21/14	(78,983)	411
(25,000)	Swiss Franc	10/21/14	(26,361)	170
(516,000)	Euro	10/21/14	(659,870)	8,042
(335,000)	Euro	10/21/14	(425,533)	2,350
(160,000)	Euro	10/21/14	(203,456)	1,338
(60,000)	Euro	10/21/14	(75,572)	(222)
30,000	Euro	10/21/14	38,424	(527)
135,000	Euro	10/21/14	171,811	(1,275)
(115,000)	Pounds Sterling	10/21/14	(187,294)	897
(40,000)	Pounds Sterling	10/21/14	(64,799)	(35)
10,000	Pounds Sterling	10/21/14	16,364	(155)
60,000	Pounds Sterling	10/21/14	97,440	(190)
120,000	Pounds Sterling	10/21/14	195,809	(1,308)
532,000	Pounds Sterling	10/21/14	869,446	(7,158)
(221,150,000)	Japanese Yen	10/21/14	(2,030,376)	13,651
(27,900,000)	Japanese Yen	10/21/14	(255,792)	1,364
18,700,000	Japanese Yen	10/21/14	172,005	(1,475)
53,150,000	Japanese Yen	10/21/14	487,085	(2,396)
67,550,000	Japanese Yen	10/21/14	618,148	(2,142)
(1,090,000)	Norwegian Krone	10/21/14	(169,815)	291
(340,000)	Norwegian Krone	10/21/14	(53,215)	336
70,000	Norwegian Krone	10/21/14	10,871	16
650,000	Norwegian Krone	10/21/14	101,113	(21)
3,410,000	Norwegian Krone	10/21/14	528,352	1,992
7,755,000	Norwegian Krone	10/21/14	1,213,173	(7,067)
(460,000)	New Zealand Dollar	10/21/14	(364,079)	5,775
(205,000)	New Zealand Dollar	10/21/14	(164,936)	5,257
(70,000)	New Zealand Dollar	10/21/14	(56,243)	1,719
20,000	New Zealand Dollar	10/21/14	15,538	40
90,000	New Zealand Dollar	10/21/14	70,935	(833)
745,000	New Zealand Dollar	10/21/14	578,615	1,681
(740,000)	Swedish Krona	10/21/14	(102,420)	(121)
260,000	Swedish Krona	10/21/14	36,252	(224)
410,000	Swedish Krona	10/21/14	56,625	188
480,000	Swedish Krona	10/21/14	66,295	218
720,000	Swedish Krona	10/21/14	99,368	402
8,370,000	Swedish Krona	10/21/14	1,166,286	(6,465)
(1,355,000)	Singapore Dollar	10/21/14	(1,063,402)	1,252
(90,000)	Singapore Dollar	10/21/14	(70,753)	203
40,000	Singapore Dollar	10/21/14	31,585	(230)
280,000	Singapore Dollar	10/21/14	220,471	(985)
745,000	Singapore Dollar	10/21/14	588,031	(4,043)
				$127,927

See Notes to Financial Statements.	14

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Exchange Traded Product	$4,058,612	$-	$-	$4,058,612
Money Market Fund	-	224,004	-	224,004
Purchased Options	57,202	-	-	57,202
Total Investments At Value	$4,115,814	$224,004	$-	$4,339,818

Other Financial Instruments**
Forward Currency Contracts	-	1,945,723	-	1,945,723
Futures	4,640	-	-	4,640
Total Assets	$4,120,454	$2,169,727	$-	$6,290,181
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(1,817,796)	$-	$(1,817,796)
Total Liabilities	$-	$(1,817,796)	$-	$(1,817,796)

**Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Exchange Traded Product	90.1%
Money Market Fund	5.0%
Put Options Purchased	1.2%
Net Unrealized Gain on Forward Currency Contracts	2.8%
Other Assets and Liabilities, Net	0.9%
100.0%

See Notes to Financial Statements.	15

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2014

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
ASSETS
Investments, at value (Cost $203,667,681, $30,785,699, $39,049,922 and $3,096,377, respectively)	$197,183,280	$30,670,305	$38,145,835	$4,339,818
Investments in affiliated issuers, at value (Cost $40,317,145, $0, $0 and $0, respecitively)	37,807,671	-	-	-
Total investments, at value (Cost $243,984,826, $30,785,699, $39,049,922 and $3,096,377, respectively)	$234,990,951	$30,670,305	$38,145,835	$4,339,818
Deposits with brokers	123,550	-	-	19,640
Foreign currency (Cost $32,859,225, $2,231,059, $4,672,247 and $0, respectively)	32,512,229	2,212,268	4,546,183	-
Receivables:
Fund shares sold	76,703	29	3,517,610	187
Investment securities sold	2,937,172	-	-	-
Dividends and interest	2,822,034	26,115	299,662	18,411
Variation margin	-	-	-	800
Unrealized gain on forward currency contracts	543,226	116,132	18,079,436	1,945,723
Total Assets	274,005,865	33,024,849	64,588,726	6,324,579

LIABILITIES
Unrealized loss on forward currency contracts	8,505	590,657	15,571,539	1,817,796
Payables:
Investment securities purchased	18,241,653	-	7,647,223	-
Fund shares redeemed	412,173	7,576	38,699	-
Variation margin	18,000	-	-	-
Other	171	-	-	-
Accrued Liabilities:
Investment adviser fees	180,416	22,929	25,918	96
Distribution fees	43,794	4,650	4,163	462
Other expenses	10,930	1,358	1,545	1,187
Total Liabilities	18,915,642	627,170	23,289,087	1,819,541

NET ASSETS	$255,090,223	$32,397,679	$41,299,639	$4,505,038

COMPONENTS OF NET ASSETS
Paid-in capital	$279,931,880	$32,722,920	$41,593,341	$3,213,210
Distributions in excess of net investment income	(1,100,170)	(798,754)	(297,649)	(891)
Accumulated net realized gain (loss)	(14,633,140)	1,082,439	(1,467,844)	(83,289)
Net unrealized appreciation (depreciation)	(9,108,347)	(608,926)	1,471,791	1,376,008
NET ASSETS	$255,090,223	$32,397,679	$41,299,639	$4,505,038
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	18,815,766	2,333,139	2,521,132	144,677
Institutional Shares	4,732,667	1,078,823	1,897,583	129,599

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $203,611,289, $22,100,439, $23,485,031 and $2,369,871, respectively)	$10.82	$9.47	$9.32	$16.38
Institutional Shares (based on net assets of $51,478,934, $10,297,240, $17,814,608 and $2,135,167, respectively)	$10.88	$9.54	$9.39	$16.48

See Notes to Financial Statements.	16

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2014

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTMENT INCOME
Dividend income	$-	$-	$54	$39,205
Interest income (Net of foreign withholding taxes of $0, $2,316, $0 and $0, respectively)	945,582	$138,713	134,451	22
Total Investment Income	945,582	138,713	134,505	39,227
Adviser
EXPENSES
Investment adviser fees	1,453,054	173,054	179,835	15,626
Non 12b-1 shareholder servicing fees:
Investor Shares	58,857	5,860	5,433	-
Institutional Shares	13,798	2,793	3,558	-
Distribution fees:
Investor Shares	294,275	29,301	27,168	2,490
Operating expenses	-	-	-	7,163
Total Expenses	1,819,984	211,008	215,994	25,279
Fees waived and expenses reimbursed	(57,424)	-	-	-
Net Expenses	1,762,560	211,008	215,994	25,279

NET INVESTMENT INCOME (LOSS)	(816,978)	(72,295)	(81,489)	13,948

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(14,204,346)	309,853	(1,414,500)	20,945
Foreign currency transactions	1,515,041	772,586	(53,294)	(94,431)
Futures	(56,290)	-	-	(14,415)
Net realized gain (loss)	(12,745,595)	1,082,439	(1,467,794)	(87,901)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(120,886)	(187,200)	(648,762)	170,276
Investments in affiliated issuers	(2,509,474)	-	-	-
Foreign currency translations	(243,586)	(625,375)	2,209,921	120,209
Futures	(129,450)	-	-	3,090
Net change in unrealized appreciation (depreciation)	(3,003,396)	(812,575)	1,561,159	293,575
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,748,991)	269,864	93,365	205,674
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,565,969)	$197,569	$11,876	$219,622

See Notes to Financial Statements.	17

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Six Months Ended September 30, 2014	For the Year Ended March 31, 2014	For the Six Months Ended September 30, 2014	For the Year Ended March 31, 2014
OPERATIONS
Net investment loss	$(816,978)	$(2,809,918)	$(72,295)	$(147,214)
Net realized gain (loss)	(12,745,595)	8,306,040	1,082,439	(654,682)
Net change in unrealized appreciation (depreciation)	(3,003,396)	(7,681,606)	(812,575)	355,280
Increase (Decrease) in Net Assets Resulting from Operations	(16,565,969)	(2,185,484)	197,569	(446,616)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,673,443)	(4,920,661)	-	-
Institutional Shares	(422,330)	(1,381,052)	-	-
Net realized gain:
Investor Shares	-	(2,924,926)	-	-
Institutional Shares	-	(745,452)	-	-
Total Distributions to Shareholders	(2,095,773)	(9,972,091)	-	-
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	15,134,776	54,152,584	793,151	4,035,908
Institutional Shares	11,092,894	21,929,584	83,784	1,351,749
Reinvestment of distributions:
Investor Shares	1,556,133	7,323,902	-	-
Institutional Shares	408,745	2,070,656	-	-
Redemption of shares:
2	Investor Shares	(51,468,344)	(262,661,086)	(3,795,071)	(16,366,659)
4	Institutional Shares	(12,676,912)	(41,219,905)	(1,864,042)	(9,930,825)
Decrease in Net Assets from Capital Share Transactions	(35,952,708)	(218,404,265)	(4,782,178)	(20,909,827)
Decrease in Net Assets	(54,614,450)	(230,561,840)	(4,584,609)	(21,356,443)
NET ASSETS
Beginning of Period	309,704,673	540,266,513	36,982,288	58,338,731
End of Period (Including line (a))	$255,090,223	$309,704,673	$32,397,679	$36,982,288
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,320,008	4,607,147	83,095	425,395
Institutional Shares	964,125	1,857,370	8,709	141,546
Reinvestment of distributions:
Investor Shares	135,316	632,155	-	-
Institutional Shares	35,389	178,062	-	-
Redemption of shares:
Investor Shares	(4,521,668)	(22,369,660)	(398,892)	(1,725,935)
Institutional Shares	(1,107,513)	(3,515,336)	(194,136)	(1,037,996)
Decrease in Shares	(3,174,343)	(18,610,262)	(501,224)	(2,196,990)
(a)	Undistributed (distributions in excess of) net investment income	$(1,100,170)	$1,812,581	$(798,754)	$(726,459)

See Notes to Financial Statements.	18

STATEMENTS OF CHANGES IN NET ASSETS

MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
For the Six Months Ended September 30, 2014	For the Year Ended March 31, 2014	For the Six Months Ended September 30, 2014	For the Year Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$(81,489)	$(112,916)	$13,948	$29,784
Net realized gain (loss)	(1,467,794)	1,008,708	(87,901)	182,666
Net change in unrealized appreciation (depreciation)	1,561,159	428,270	293,575	616,417
Increase in Net Assets Resulting from Operations	11,876	1,324,062	219,622	828,867
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(477,971)	(408,334)	(36,899)	(64,790)
Institutional Shares	(265,320)	(232,985)	(47,087)	(112,159)
Net realized gain:
Investor Shares	-	-	-	(2,443)
Institutional Shares	-	-	-	(4,479)
Total Distributions to Shareholders	(743,291)	(641,319)	(83,986)	(183,871)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	10,605,279	18,111,490	702,106	1,648,014
Institutional Shares	6,712,571	11,638,473	-	-
Reinvestment of distributions:
Investor Shares	409,678	350,356	34,722	63,078
Institutional Shares	261,019	232,117	47,087	116,637
Redemption of shares:
2	Investor Shares	(9,978,624)	(6,653,202)	(166,239)	(976,204)
4	Institutional Shares	(1,071,654)	(6,122,169)	(500,000)	(50,000)
Increase in Net Assets from Capital Share Transactions	6,938,269	17,557,065	117,676	801,525
Increase in Net Assets	6,206,854	18,239,808	253,312	1,446,521
NET ASSETS
Beginning of Period	35,092,785	16,852,977	4,251,726	2,805,205
End of Period (Including line (a))	$41,299,639	$35,092,785	$4,505,038	$4,251,726
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,139,104	1,909,414	43,460	110,998
Institutional Shares	722,145	1,214,395	-	-
Reinvestment of distributions:
Investor Shares	44,725	36,802	2,170	4,035
Institutional Shares	28,341	24,255	2,928	7,434
Redemption of shares:
Investor Shares	(1,077,632)	(701,065)	(10,365)	(67,497)
Institutional Shares	(113,420)	(642,132)	(30,959)	(3,718)
Increase in Shares	743,263	1,841,669	7,234	51,252
(a)	Undistributed (distributions in excess of) net investment income	$(297,649)	$527,131	$(891)	$69,147

See Notes to Financial Statements.	19

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months		For the Years Ended March 31,
	Ended September 30, 2014		2014	2013	2012	2011	2010
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.58		$11.91	$12.04	$12.58	$11.75	$10.42
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.03)		(0.09)	(0.04)	— (b)	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.65)		0.09 (c)	0.02 (c)	(0.22)	1.07	1.55
Total from Investment Operations	(0.68)		—	(0.02)	(0.22)	1.08	1.54
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)		(0.21)	—	(0.15)	(0.12)	(0.14)
Net realized gain	—		(0.12)	(0.11)	(0.17)	(0.13)	(0.07)
Total Distributions to Shareholders	(0.08)		(0.33)	(0.11)	(0.32)	(0.25)	(0.21)
NET ASSET VALUE, End of Period	$10.82		$11.58	$11.91	$12.04	$12.58	$11.75
TOTAL RETURN	(5.90)	%(d)	0.08%	(0.15)%	(1.68)%	9.39%	14.70%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$203,611	$253,432		$464,720	$468,130	$378,289	$437,387
Ratios to Average Net Assets:
Net investment income (loss)	(0.61	)%(e)	(0.76)%	(0.30)%	(0.01)%	0.09%	(0.12)%
Net expense	1.26	%(e)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expense	1.30	%(e)(f)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (g)	86	%(d)	45%	56%	94%	49%	15%

	For the Six Months		For the Years Ended March 31,			April 1, 2010 (h)
INSTITUTIONAL SHARES	Ended September 30, 2014		2014	2013	2012	through March 31, 2011
NET ASSET VALUE, Beginning of Period	$11.62		$11.95	$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.02)		(0.06)	(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	(0.63)		0.10 (c)	0.03 (c)	(0.23)	1.01
Total from Investment Operations	(0.65)		0.04	0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.25)	—	(0.17)	(0.15)
Net realized gain	—		(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	(0.09)		(0.37)	(0.11)	(0.34)	(0.28)
NET ASSET VALUE, End of Period	$10.88		$11.62	$11.95	$12.05	$12.59
TOTAL RETURN	(5.65)	%(d)	0.38%	0.10%	(1.49)%	9.21	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$51,479	$56,273		$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.36	)%(e)	(0.52)%	(0.15)%	0.26%	0.35	%(e)
Net expense	1.01	%(e)	1.05%	1.05%	1.05%	1.05	%(e)
Gross expense	1.05	%(e)(f)	1.05%	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE (g)	86	%(d)	45%	56%	94%	49	%(d)
(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)				The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)				Commencement of operations.

See Notes to Financial Statements.	20

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months		For the Years Ended March 31,
	Ended September 30, 2014		2014	2013	2012	2011	2010
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.43		$9.53	$9.52	$9.74	$9.63	$9.53
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.04)	(0.10)	(0.11)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.06		(0.06)	0.11	(0.01)	0.37	0.24
Total from Investment Operations	0.04		(0.10)	0.01	(0.12)	0.26	0.14
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	(0.10)	(0.15)	(0.04)
Net realized gain	—		—	—	—	— (b)	— (b)
Total Distributions to Shareholders	—		—	—	(0.10)	(0.15)	(0.04)
NET ASSET VALUE, End of Period	$9.47		$9.43	$9.53	$9.52	$9.74	$9.63
TOTAL RETURN	0.42	%(c)	(1.05)%	0.11%	(1.28)%	2.74%	1.51%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$22,100	$24,982		$37,655	$64,667	$82,711	$74,473
Ratios to Average Net Assets:
Net investment loss	(0.50	)%(d)	(0.41)%	(1.00)%	(1.18)%	(1.12)%	(1.03)%
Net expense	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expense	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (e)	0	%(c)	0%	0%	0%	0%	0%

	For the Six Months		For the Years Ended March 31,			April 1, 2010 (f)
INSTITUTIONAL SHARES	Ended September 30, 2014		2014	2013	2012	through March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.49		$9.57	$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)		(0.02)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.06		(0.06)	0.10	(0.01)	0.37
Total from Investment Operations	0.05		(0.08)	0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	(0.10)	(0.18)
Net realized gain	—		—	—	—	—	(b)
Total Distributions to Shareholders	—		—	—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.54		$9.49	$9.57	$9.54	$9.74
TOTAL RETURN	0.53	%(c)	(0.84)%	0.31%	(1.01)%	3.00	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10,297		$12,000	$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment loss	(0.25	)%(d)	(0.16)%	(0.75)%	(0.94)%	(0.86	)%(d)
Net expense	1.05	%(d)	1.05%	1.05%	1.05%	1.05	%(d)
Gross expense	1.05	%(d)	1.05%	1.05%	1.05%	1.05	%(d)
PORTFOLIO TURNOVER RATE (e)	0	%(c)	0%	0%	0%	0	%(c)

(a)					Calculated based on average shares outstanding during each period.
(b)					Less than $0.01 per share.
(c)					Not annualized.
(d)					Annualized.
(e)					The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)				Commencement of operations.

See Notes to Financial Statements.	21

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months		For the Years Ended March 31,				September 9, 2009 (a)
Ended September 30, 2014			2014	2013	2012	2011	through March 31, 2010
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.53		$9.18	$9.37	$10.27	$9.77	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.05)	(0.09)	(0.11)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.01		0.57	(0.10)	(0.66)	0.75	(0.17)
Total from Investment Operations	(0.02)		0.52	(0.19)	(0.77)	0.64	(0.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)		(0.17)	—	(0.13)	(0.14)	—
Net realized gain	—		—	—	—	— (c)	—
Total Distributions to Shareholders	(0.19)		(0.17)	—	(0.13)	(0.14)	—
NET ASSET VALUE, End of Period	$9.32		$9.53	$9.18	$9.37	$10.27	$9.77
TOTAL RETURN	(0.17	)%(d)	5.68%	(2.03)%	(7.57)%	6.52%	(2.30	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$23,485	$23,016		$10,733	$19,662	$24,568	$22,543
Ratios to Average Net Assets:
Net investment loss	(0.56	)%(e)	(0.53)%	(0.98)%	(1.18)%	(1.11)%	(1.16	)%(e)
Net expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Gross expense	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
PORTFOLIO TURNOVER RATE (f)	79	%(d)	0%	0%	0%	0%	0	%(d)

	For the Six Months		For the Years Ended March 31,			April 1, 2010 (a)
INSTITUTIONAL SHARES	Ended September 30, 2014		2014	2013	2012	through March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.58		$9.22	$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)		(0.03)	(0.06)	(0.09)	(0.09)
Net realized and unrealizedgain (loss)	0.02		0.58	(0.11)	(0.67)	0.71
Total from Investment Operations	0.01		0.55	(0.17)	(0.76)	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)		(0.19)	—	(0.13)	(0.16)
Net realized gain	—		—	—	—	—	(c)
Total Distributions to Shareholders	(0.20)		(0.19)	—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$9.39		$9.58	$9.22	$9.39	$10.28
TOTAL RETURN	0.11	%(d)	5.94%	(1.81)%	(7.41)%	6.33	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$17,815	$12,077		$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.29	)%(e)	(0.28)%	(0.67)%	(0.94)%	(0.86	)%(e)
Net expense	1.05	%(e)	1.05%	1.05%	1.05%	1.05	%(e)
Gross expense	1.05	%(e)	1.05%	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE(f)	79	%(d)	0%	0%	0%	0	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	22

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months		For the Years Ended March 31,		September 12, 2011 (a)
	Ended September 30, 2014		2014	2013	through March 31, 2012
MERK CURRENCY ENHANCED U.S.EQUITY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$15.88		$12.96	$11.89	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04		0.12	0.10	0.07
Net realized and unrealized gain (loss)	0.75		3.54	1.18	2.00
Total from Investment Operations	0.79		3.66	1.28	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.29)		(0.71)	(0.08)	(0.07)
Net realized gain	—		(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.29)		(0.74)	(0.21)	(0.18)
NET ASSET VALUE, End of Period	$16.38		$15.88	$12.96	$11.89
TOTAL RETURN	5.02	%(c)	28.40%	11.09%	20.99	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,370	$1,737		$802	$474
Ratios to Average Net Assets: (d)
Net investment income (e)	0.56	%(f)	0.80%	0.88%	1.26	%(f)
Net expense	1.30	%(f)	1.30%	1.30%	1.30	%(f)
Gross expense	1.30	%(f)	1.30%	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE	10	%(c)	17%	20%	0	%(c)

	For the Six Months		For the Years Ended March 31,		September 12, 2011 (a)
INSTITUTIONAL SHARES	Ended September 30, 2014		2014	2013	through March 31, 2012
NET ASSET VALUE, Beginning of Period	$15.95		$13.01	$11.91	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.06		0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.77		3.58	1.19	2.00
Total from Investment Operations	0.83		3.71	1.32	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)		(0.74)	(0.09)	(0.07)
Net realized gain	—		(0.03)	(0.13)	(0.11)
Total Distributions to Shareholders	(0.30)		(0.77)	(0.22)	(0.18)
NET ASSET VALUE, End of Period	$16.48		$15.95	$13.01	$11.91
TOTAL RETURN	5.24	%(c)	28.67%	11.42%	21.28	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,135		$2,515	$2,003	$1,798
Ratios to Average Net Assets (d):
Net investment income (e)	0.71	%(f)	0.91%	1.14%	1.58	%(f)
Net expense	1.05	%(f)	1.05%	1.05%	1.05	%(f)
Gross expense	1.05	%(f)	1.05%	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE	10	%(c)	17%	20%	0	%(c)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Not annualized.
(d)
The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(e)				Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(f)				Annualized.

See Notes to Financial Statements.	23

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2014

Note 1. Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.  The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.  The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

24

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2014, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2014, are disclosed in the Merk Currency Enhanced U.S. Equity Fund’s Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the

25

Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets.  Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund’s Investor Shares for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Fees Waived

During this period, Merk Hard Currency Fund invested in Merk Gold Trust, an Exchange Traded Product sponsored by the Adviser.  As of September 30, 2014, Merk Hard Currency Fund owned approximately 67.7% of Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from Merk Gold Trust based on Merk Hard Currency Fund’s investment in Merk Gold Trust.  For the period ended September 30, 2014, the Adviser waived fees of $57,424 for Merk Hard Currency Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$57,876,394	$91,557,050
Merk Asian Currency Fund	4,446,679	-
Merk Absolute Return Currency Fund	1,825,723	1,577,995
Merk Currency Enhanced U.S. Equity Fund	393,240	511,462

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2014 for any derivative type that was held during the year is as follows:

26

	Merk Hard Currency	Merk Asian Currency	Merk Absolute Return Currency	Merk Currency Enhanced U.S. Equity
Forward Currency Contracts	$462,603,983	$281,582,977	$4,582,826,844	$543,546,137
Futures	7,710,050	-	-	2,014,855
Purchased Options	-	-	-	77,568

Each Fund’s use of derivatives during the period ended September 30, 2014, was limited to futures, forward currency contracts and purchased options.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of September 30, 2014:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$543,226	$-

Liability derivatives:
Payable – variation margin	$-	$(18,000)
Unrealized loss on forward currency contracts	(8,505)	-
Total Liability derivatives	$(8,505)	$(18,000)

Merk Asian Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$116,132

Liability derivatives:
Unrealized loss on forward currency contracts	$(590,657)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$18,079,436

Liability derivatives:
Unrealized loss on forward currency contracts	$(15,571,539)

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Commodity Contracts	Equity Contracts
Asset derivatives:
Total investments, at value	$-	$-	$57,202
Unrealized gain on forward currency contracts	1,945,723	-	-
Receivable – variation margin	-	800	-
Total asset derivatives	$1,945,723	$800	57,202

Liability derivatives:
Unrealized loss on forward currency contracts	$(1,817,796)	$-	-
Total liability derivatives	$(1,817,796)	$-	-

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2014, by each Fund are recorded in the following locations on the Statements of Operations:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(56,290)
Foreign currency transactions	1,157,931	-
Total net realized gain (loss)	$1,157,931	$(56,290)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$(129,450)
Foreign currency translations	251,598	-
Total net change in unrealized appreciation (depreciation)	$251,598	$(129,450)

27

Merk Asian Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$815,028

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(600,419)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(73,229)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$2,350,217

Merk Currency Enhanced U.S. Equity Fund
Location:	Currency Contracts	Commodity Contracts	Equity Contracts
Net realized gain (loss) on:
Futures	$-	$(14,415)	$-
Foreign currency transactions	(94,431)	-	-
Total net realized gain (loss)	$(94,431)	$(14,415)	-

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$3,090	$-
Investments	-	-	(20,365)
Foreign currency translations	120,209	-
Total net change in unrealized appreciation (depreciation)	$120,209	$3,090

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at September 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives*	$543,226	$(543,226)	$-	$-
Liabilities:
Over-the-counter derivatives*	(26,505)	8,505	18,000	-
Merk Asian Currency Fund
Assets:
Over-the-counter derivatives*	$116,132	$(116,132)	$-	$-
Liabilities:
Over-the-counter derivatives*	(590,657)	590,657	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$18,079,436	$(18,079,436)	$-	$-
Liabilities:
Over-the-counter derivatives*	(15,571,539)	15,571,539	-	-
Merk Currency Enhanced U.S. Equity Fund
Assets:
Over-the-counter derivatives*	$2,003,725	$(2,002,925)	$(800)	$-
Liabilities:
Over-the-counter derivatives*	(1,817,796)	1,817,796	-	-

*
Over-the-counter derivatives may consist of forward currency contracts, purchased options contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

28

Note 7. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$2,095,616	$-	$(2,131,450)	$(6,144,081)	$(6,179,915)
Merk Asian Currency Fund	-	-	(617,045)	94,235	(522,810)
Merk Absolute Return Currency Fund	743,263	-	(50)	(305,500)	437,713
Merk Currency Enhanced U.S. Equity Fund	86,794	14,737	-	1,054,661	1,156,192

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

For tax purposes, the prior deferred late year ordinary loss was 617,045 (realized during the period January 1, 2014 through March 31, 2014) for Merk Asian Currency Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2014.

As of March 31, 2014, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$285,762	$1,845,688
Merk Absolute Return Currency Fund	50	-

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the Merk Gold Trust.  The Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust.  The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the the Merk Gold Trust and the SPDR S&P 500 ETF Trust, respectively.  The financial statements of the Merk Gold Trust and SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the Merk Funds website www.merkfunds.com and the SPDR ETF Trust’s website www.spdrs.com, respectively, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund’s financial statements.  As of September 30, 2014 the percentage of the Merk Hard Currency Fund’s net assets invested in the Merk Gold Trust was 14.8% and the Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 90.1%.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

29

ADDITIONAL INFORMATION	SEPTEMBER 30, 2014

Investment Advisory Agreement Approval

At the June 13, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Funds' performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Funds for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. The Board observed that the Merk Absolute Return Currency Fund outperformed its primary benchmark, the Citigroup 3-Month Treasury Bill Index, for the one-year period ended March 31, 2014, but underperformed the benchmark for the three-year period ended March 31, 2014. The Board also considered the Merk Absolute Return Currency Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Merk Absolute Return Currency Fund underperformed the median of its Lipper peer group for the three-year period ended March 31, 2014, but was among the top performers in its Lipper peer group for the one-year period ended March 31, 2014.

The Board noted that the Merk Asian Currency Fund underperformed its primary benchmark, the Citigroup 3-Month Treasury Bill Index, for the one-year and three-year periods ended March 31, 2014, but outperformed its benchmark for the five-year period ended March 31, 2014. The Board noted the Adviser’s representation that the Fund underperformed its benchmark over the last year in part due to the broad decline of Asian currencies relative to the U.S. dollar. The Board also considered the Merk Asian Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Asian Currency Fund outperformed the median of its peer group for the one-year period ending March 31, 2014. The Board further noted that the Merk Asian Currency Fund equaled the median of its peer group for the three-year period ending March 31, 2014 and underperformed the median of its peer group for the five-year period ending March 31, 2014.

The Board noted that the Merk Currency Enhanced U.S. Equity Fund outperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended March 31, 2014. The Board also considered the Merk Currency Enhanced U.S. Equity Fund’s

30

performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Currency Enhanced U.S. Equity Fund outperformed the median of its peer group for the one-year period ending March 31, 2014.

The Board noted that the Merk Hard Currency Fund underperformed its primary benchmark, the JPMorgan Global 3-Month Cash Index, for the one-year period ended March 31, 2014, but outperformed its benchmark for the three-year and five-year periods ended March 31, 2014. The Board noted the Adviser’s representation that the Fund underperformed its benchmark over the last year in part due to the Fund’s exposure to gold, which had decreased in value during the period and was not an asset class included in the benchmark. The Board also considered the Merk Hard Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Hard Currency Fund outperformed the median of its peer group for the one-year and five-year periods ended March 31, 2014 and matched the median of its peer group for the three-year period.

Noting the Merk Funds’ performance against their respective benchmarks and Lipper peer groups, the Board concluded that each Fund’s performance was reasonable and that each of the Funds and its shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on “actual” advisory fee rates and actual total expenses of the relevant Lipper peer group of each Fund. The Board noted that the Adviser’s actual advisory fee rate for the Merk Absolute Return Currency Fund was above the median of its Lipper peer group, but that the actual total expense ratio was below the median of its Lipper peer group. The Board also noted the unified fee structure of the Merk Absolute Return Currency Fund, in which the Adviser, under the Advisory Agreement, bears many of the expenses of the Fund. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Absolute Return Currency Fund was reasonable.

The Board next noted that each of the Adviser’s actual advisory fee rate and the actual total expense ratio for the Merk Asian Currency Fund were among the highest in its Lipper peer group. The Board noted that the range of advisory fee rates and actual total expense ratios in the peer group was narrow, however, and that the Merk Asian Currency Fund was not the most expensive. The Board also noted the Adviser’s representation that the other funds in the Lipper peer group do not necessarily provide an apt comparison due to the unique investment strategy of the Fund. As to the advisory fee, the Board also noted that the Merk Asian Currency Fund operates with a unified fee structure, under which structure the Adviser pays for most of the Funds’ expenses out of the Adviser’s advisory fee, including all operating expenses, among others. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Asian Fund was reasonable.

The Board noted that the Adviser’s actual advisory fee rate for the Merk Currency Enhanced U.S. Equity Fund matched the median of its Lipper peer group and that the actual total expense ratio of the Merk Currency Enhanced U.S. Equity Fund was the lowest of its Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Absolute Return Currency Fund was reasonable.

The Board next noted that each of the Adviser’s actual advisory fee rate and actual total expense ratio for the Merk Hard Currency Fund was among the highest its Lipper Inc. peer group. The Board noted that the range of advisory fee rates and actual total expense ratios in the peer group was narrow, however, and that the Merk Hard Currency Fund was not the most expensive. The Board also noted the unified fee structure of the Merk Hard Currency Fund, in which the Adviser under the Advisory Agreement bears many of the expenses of the Fund. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Merk Absolute Return Currency Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Merk Funds. In this regard, the Board considered the Adviser’s resources devoted to the Merk Funds, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Merk Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time because the Funds’ assets under management have not achieved a level at which economies of scale are significant. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

31

Other Benefits

The Board noted the Adviser’s representation that, as a result of the Adviser’s management of the Funds, it may benefit from increased exposure to the public, possibly leading to increased business that is unrelated to the Funds. The Board also considered the Adviser’s representation that the Merk Hard Currency Fund and Merk Absolute Return Currency Fund may invest directly in another product of the Adviser, the Merk Gold Trust, but noted the Adviser’s agreement to waive any fees that either Fund may incur from investing in one of the Adviser’s other products. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

32

	Beginning Account Value	Ending Account Value	Expenses Paid During	Annualized Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
Merk Hard Currency
Investor Shares
Actual	$1,000.00	$940.95	$6.13	1.26%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.75	$6.38	1.26%
Institutional Shares
Actual	$1,000.00	$943.49	$4.92	1.01%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.00	$5.11	1.01%
Merk Asian Currency
Investor Shares
Actual	$1,000.00	$1,004.25	$6.53	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,005.27	$5.28	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Absolute Return Currency
Investor Shares
Actual	$1,000.00	$998.33	$6.51	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,001.07	$5.27	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Currency Enhanced U.S. Equity
Investor Shares
Actual	$1,000.00	$1,050.24	$6.68	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,052.43	$5.40	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

33

## FOR MORE INFORMATION

### INVESTMENT ADVISER

Merk Investments LLC
960 San Antonio Road #201
Palo Alto, CA 94303
www.merkfunds.com

### TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

### DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

MERK | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-SAR-0914

# Payson Total Return Fund

SEMI-ANNUAL REPORT // September 30, 2014
(Unaudited)

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS SEPTEMBER 30, 2014

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	11

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchange-traded risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Common Stock - 95.5%
Communications - 4.8%
21,746	DIRECTV (a)	$1,881,464
51,416	Vodafone Group PLC, ADR	1,691,072
		3,572,536
Consumer Discretionary - 5.1%
25,000	McDonald's Corp.	2,370,250
24,148	The TJX Cos., Inc.	1,428,837
		3,799,087
Consumer Staples - 7.6%
22,420	PepsiCo, Inc.	2,087,078
10,075	Valeant Pharmaceuticals International, Inc. (a)	1,321,840
29,700	Wal-Mart Stores, Inc.	2,271,159
		5,680,077
Energy - 9.6%
29,674	BP PLC, ADR	1,304,172
18,000	ConocoPhillips	1,377,360
37,380	Devon Energy Corp.	2,548,569
19,828	Occidental Petroleum Corp.	1,906,462
		7,136,563
Financial - 20.1%
37,700	Aflac, Inc.	2,196,025
48,777	American International Group, Inc.	2,634,934
133,440	Bank of America Corp.	2,275,152
17,156	Berkshire Hathaway, Inc., Class B (a)	2,369,930
42,730	JPMorgan Chase & Co.	2,574,055
19,350	MasterCard, Inc., Class A	1,430,352
6,925	Visa, Inc., Class A	1,477,587
		14,958,035
Health Care - 15.4%
44,079	Abbott Laboratories	1,833,246
32,554	Baxter International, Inc.	2,336,401
33,100	Express Scripts Holding Co. (a)	2,337,853
13,223	Johnson & Johnson	1,409,439
74,830	Pfizer, Inc.	2,212,723
24,391	Sanofi, ADR	1,376,384
		11,506,046
Industrials - 11.5%
52,310	AGCO Corp.	2,378,013
17,200	Danaher Corp.	1,306,856
17,565	General Dynamics Corp.	2,232,336
42,000	General Electric Co.	1,076,040
15,335	United Technologies Corp.	1,619,376
		8,612,621
Technology - 21.4%
33,236	Apple, Inc.	3,348,527
25,500	Harris Corp.	1,693,200
11,830	IBM	2,245,689
84,298	Intel Corp.	2,935,256
63,300	Microsoft Corp.	2,934,588
36,900	QUALCOMM, Inc.	2,759,013
		15,916,273
Total Equity Securities (Cost $57,001,822)	71,181,238

Investment Companies - 2.9%
51,000	Vanguard FTSE Emerging Markets ETF (Cost $2,056,276)	2,127,210
Total Investments - 98.4% (Cost $59,058,098)*	$73,308,448
Other Assets & Liabilities, Net – 1.6%	1,205,555
Net Assets – 100.0%	$74,514,003

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,267,815
Gross Unrealized Depreciation	(1,017,465)
Net Unrealized Appreciation	$14,250,350

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$73,308,448
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$73,308,448

The Level 1 value displayed in this table is Common Stock and Investment Companies. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

See Notes to Financial Statements.	1

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

AFAPORTFOLIO HOLDINGS
% of Total Investments
Communications	4.9%
Consumer Discretionary	5.2%
Consumer Staples	7.7%
Energy	9.7%
Financial	20.4%
Health Care	15.7%
Industrials	11.8%
Technology	21.7%
Investment Companies	2.9%
100.0%

See Notes to Financial Statements.	2

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ASSETS
	Total investments, at value (Cost $59,058,098)	$73,308,448
	Cash	1,296,534
	Receivables:
	Dividends and interest	57,435
	Prepaid expenses	14,165
	Total Assets	74,676,582

	LIABILITIES
	Payables:
	Fund shares redeemed	1,584
	Distributions payable	90,856
	Accrued Liabilities:
Adviser	Investment adviser fees	37,118
	Fund services fees	14,953
	Other expenses	18,068
	Total Liabilities	162,579

	NET ASSETS	$74,514,003

	COMPONENTS OF NET ASSETS
	Paid-in capital	$56,329,506
	Distributions in excess of net investment income	(20)
	Accumulated net realized gain	3,934,167
	Net unrealized appreciation	14,250,350
	NET ASSETS	$74,514,003
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,742,339
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.71

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $7,367)	$753,566
Interest income	1,671
Total Investment Income	755,237
Adviser
EXPENSES
Investment adviser fees	221,322
Fund services fees	88,739
Custodian fees	3,836
Registration fees	9,520
Professional fees	19,203
Trustees' fees and expenses	1,615
Miscellaneous expenses	15,080
Total Expenses	359,315

NET INVESTMENT INCOME	395,922

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,076,458
Net change in unrealized appreciation (depreciation) on investments	1,246,739
NET REALIZED AND UNREALIZED GAIN	2,323,197
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,719,119

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2014	For the Year Ended March 31, 2014
OPERATIONS
Net investment income	$395,922	$1,864,271
Net realized gain	1,076,458	3,563,307
Net change in unrealized appreciation	1,246,739	6,403,979
Increase in Net Assets Resulting from Operations	2,719,119	11,831,557

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(396,207)	(1,864,230)
Net realized gain	-	(3,943,265)
Total Distributions to Shareholders	(396,207)	(5,807,495)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,731,599	7,039,247
Reinvestment of distributions	164,922	4,677,577
Redemption of shares	(1,740,661)	(8,557,925)
Increase in Net Assets from Capital Share Transactions	1,155,860	3,158,899
Increase in Net Assets	3,478,772	9,182,961

NET ASSETS
Beginning of Period	71,035,231	61,852,270
End of Period (Including line (a))	$74,514,003	$71,035,231

SHARE TRANSACTIONS
Sale of shares	174,542	476,422
Reinvestment of distributions	10,478	319,630
Redemption of shares	(110,999)	(581,439)
Increase in Shares	74,021	214,613

(a) Undistributed (distributions in excess of) net investment income	$(20)	$265

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

For the Six Months Ended September 30, 2014	For the Years Ended March 31,
2014	2013	2012	2011	2010
NET ASSET VALUE,
Beginning of Period	$15.22	$13.89	$14.47	$14.00	$12.48	$7.59
INVESTMENT OPERATIONS
Net investment income (a)	0.08	0.42	0.20	0.20	0.13	0.09
Net realized and unrealized
gain	0.49	2.23	0.45	1.25	1.52	4.87
Total from Investment
Operations	0.57	2.65	0.65	1.45	1.65	4.96
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.08)	(0.41)	(0.20)	(0.19)	(0.13)	(0.07)
Net realized gain	—	(0.91)	(1.03)	(0.79)	—	—
Total Distributions to
Shareholders	(0.08)	(1.32)	(1.23)	(0.98)	(0.13)	(0.07)
NET ASSET VALUE, End
of Period	$15.71	$15.22	$13.89	$14.47	$14.00	$12.48
TOTAL RETURN	3.77	%(b)	19.62%	4.94%	11.35%	13.33%	65.44%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$74,514	$71,035	$61,852	$54,743	$46,985	$37,608
Ratios to Average Net Assets:
Net investment income	1.07	%(c)	2.84%	1.47%	1.45%	1.08%	0.83%
Net expense	0.97	%(c)	1.01%	1.07%	1.15%	1.28%	1.59%
Gross expense	0.97	%(c)	1.01%	1.07%	1.15%	1.29	%(d)	1.61	%(d)
PORTFOLIO TURNOVER RATE	22	%(b)	47%	103%	101%	72%	79%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

7

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

8

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were $16,867,286 and $15,988,263,  respectively.

9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 5. Federal Income Tax

As of March 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,723,993
Undistributed Long-Term Gain	1,877,431
Net Unrealized Appreciation	12,958,630
Other Temporary Differences	(698,469)
Total	$15,861,585

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the treatment of short-term gains and the treatment of distributions payable.

Note 6. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

10

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Investment Advisory Agreement Approval

At the June 13, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund’s performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

11

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmarks. The Board observed that the Fund unperformed the S&P 500, its primary benchmark, for the one-year and three-year periods ended March 31, 2014, but outperformed the benchmark for the five-year period ended March 31, 2014. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund outperformed the median of its peer group for the one-year, three-year, and five-year period ended March 31, 2014. Based on the foregoing, the Board concluded that the Fund’s performance was reasonable and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on “actual” advisory fee rates (i.e., after fee waivers), and actual total expenses of the Fund's relevant Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate and the Fund's actual total expense ratio were below the median of the Fund's Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund could potentially benefit from economies of scale as assets grow and stated that, based on the Fund’s current asset levels, the Adviser was not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

12

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

13

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2014

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
Actual	$1,000.00	$1,037.72	$4.96	0.97%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.21	$4.91	0.97%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

14

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# FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

**TRANSFER AGENT**
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

**DISTRIBUTOR**
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

230-SAR-0914

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	November 25, 2014

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 25, 2014